SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    [ ]

Pre-Effective Amendment No.                                                [ ]

Post-Effective Amendment No.         28        (File No. 2-97636)          [X]
                                 ---------

                                                  and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            [ ]

Amendment No.        28        (File No. 811-4299)                         [X]
                  ---------


                           IDS LIFE SERIES FUND, INC.
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                 IDS Tower 10, Minneapolis, Minnesota 55440-0010
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                                 (612) 671-3678
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          Mary Ellyn Minenko - IDS Tower 10, Minneapolis, MN 55440-0010
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Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)
   [ ] immediately upon filing pursuant to paragraph (b)
   [X] on June 28, 2002 pursuant to paragraph (b)
   [ ] 60 days after filing pursuant to paragraph  (a)(1)
   [ ] on (date) pursuant to paragraph (a)(1)
   [ ] 75 days after filing pursuant to paragraph (a)(2)
   [ ] on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

   [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

American
  Express
 Funds

IDS Life Series
Fund, Inc.

PROSPECTUS/JUNE 28, 2002

Equity Portfolio
Equity Income Portfolio
Government Securities Portfolio
Income Portfolio
International Equity Portfolio
Managed Portfolio
Money Market Portfolio

Please note that each Fund:

o  is not a bank deposit
o  is not federally insured
o  is not endorsed by any bank or government agency
o  is not guaranteed to achieve its goals

Like all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

The securities offered by IDS Life Series Fund, Inc. are not deposits or obligations of, or guaranteed by, any bank or an affiliate of any bank, nor are they insured by the Federal Deposit Insurance Corporation (FDIC), or any other agency of the United States, or any bank or an affiliate of any bank; and are subject to investment risks including possible loss of value.

Managed by: IDS Life Insurance Company

Table of Contents

TAKE A CLOSER LOOK AT:


The Funds                                          3p

Equity Portfolio                                   3p
Goal                                               3p
Principal Investment Strategies                    3p
Principal Risks                                    4p
Past Performance                                   4p
Management                                         5p
Other Securities and Investment Strategies         5p

Equity Income Portfolio                            6p
Goal                                               6p
Principal Investment Strategies                    6p
Principal Risks                                    7p
Past Performance                                   7p
Management                                         8p
Other Securities and Investment Strategies         8p

Government Securities Portfolio                    9p
Goal                                               9p
Principal Investment Strategies                    9p
Principal Risks                                    9p
Past Performance                                  10p
Management                                        10p
Other Securities and Investment Strategies        10p

Income Portfolio                                  11p
Goal                                              11p
Principal Investment Strategies                   11p
Principal Risks                                   11p
Past Performance                                  12p
Management                                        12p
Other Securities and Investment Strategies        12p

International Equity Portfolio                    13p
Goal                                              13p
Principal Investment Strategies                   13p
Principal Risks                                   13p
Past Performance                                  14p
Management                                        15p
Other Securities and Investment Strategies        15p

Managed Portfolio                                 16p
Goal                                              16p
Principal Investment Strategies                   16p
Principal Risks                                   16p
Past Performance                                  17p
Management                                        18p
Other Securities and Investment Strategies        18p

Money Market Portfolio                            19p
Goal                                              19p
Principal Investment Strategies                   19p
Principal Risks                                   19p
Past Performance                                  20p
Management                                        20p

Fees and Expenses                                 21p
Shareholder Fees                                  21p
Annual Fund Operating Expenses                    21p

Buying and Selling Shares                         21p
Valuing Fund Shares                               21p
Purchasing Shares                                 21p
Transferring/Selling Shares                       21p

Distributions and Taxes                           22p

Other Information                                 22p

Financial Highlights                              23p


2p   IDS LIFE SERIES FUND, INC. -- PROSPECTUS

The Funds

References to "Fund" throughout the remainder of this prospectus refer to Equity Portfolio, Equity Income Portfolio, Government Securities Portfolio, Income Portfolio, International Equity Portfolio, Managed Portfolio and Money Market Portfolio, singularly or collectively as the context requires.

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable life insurance policy and allocating your premium payments to the variable subaccounts that invest in the Fund.

A Fund may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Each Fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each Fund may differ significantly from any publicly-traded retail mutual fund.

Equity Portfolio

GOAL
The goal of the Fund is capital appreciation. Because any investment involves risk, achieving this goal cannot be guaranteed.


PRINCIPAL INVESTMENT STRATEGIES
The Fund primarily invests in U.S. common stocks and securities convertible into common stocks. Under normal market conditions, the Fund will invest at least 80% of its net assets in equity securities.

In pursuit of the Fund's goal, American Express Financial Corporation (AEFC), the Fund's investment adviser,* chooses equity investments by:

o Identifying companies with:

  -- effective management,
  -- financial strength,
  -- competitive market position, and

  -- growth potential (these companies may be well-seasoned or relatively new and lesser-known as long as the investment adviser believes the stock is attractive for capital growth),


o Anticipating market trends.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

  -- the security is overvalued,
  -- the security has reached AEFC's price objective, -- the company has met AEFC's earnings and/or growth expectations, -- political, economic, or other events could affect the company's performance,
  -- AEFC wishes to minimize potential losses (i.e., in a market down-turn), -- AEFC wishes to lock-in profits, and -- AEFC identifies a more attractive opportunity.


During weak or declining markets or when growth opportunities are unavailable, the Fund may invest more of its assets in money market securities. Although the Fund primarily will invest in these securities to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees and expenses.

* Each Fund pays IDS Life Insurance Company (IDS Life) a fee for managing its assets. IDS Life and AEFC have an Investment Advisory Agreement that calls for IDS Life to pay AEFC a fee for investment advice.


3p   IDS LIFE SERIES FUND, INC. -- PROSPECTUS

PRINCIPAL RISKS

This Fund is designed for investors with above-average risk tolerance. Please remember that with any investment you may lose money. Principal risks associated with an investment in the Fund include:

  Market Risk

  Small and Medium Company Risk

  Style Risk

Market Risk
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.


Small and Medium Company Risk
Investments in small and medium capitalization companies often involve greater risks than investments in larger, more established companies because small and medium capitalization companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium capitalization companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.


Style Risk
AEFC purchases growth stocks based on the expectation that the companies will have strong growth in earnings. The price paid often reflects an expected rate of growth. If that growth fails to occur, the price of the stock may decline significantly and quickly. This type of decline also may affect entire sectors of the market (for example, technology stocks).

PAST PERFORMANCE
The following bar chart and table show the risks and variability of investing in the Fund by showing:

o how the Fund's performance varied for each full calendar year shown on the chart below, and
o how the Fund's average annual total returns compare to other recognized securities market indexes.

How the Fund performed in the past does not indicate how the Fund will perform in the future.

Equity Portfolio Performance (based on calendar years)
(bar chart)

+5.20%  +13.36% +2.76%  +38.39% +19.91% +21.13% +9.06%  +80.89% -24.67% -31.49%
 1992    1993    1994    1995    1996    1997    1998    1999    2000    2001


During the period shown in the bar chart, the highest return for a calendar quarter was +62.34% (quarter ending December 1999) and the lowest return for a calendar quarter was -30.26% (quarter ending March 2001).

The Fund's year to date return as of March 31, 2002 was -4.77%.


4p   IDS LIFE SERIES FUND, INC. -- PROSPECTUS

Average Annual Total Returns (as of Dec. 31, 2001)
                                           1 year      5 years    10 years
Equity Portfolio                           -31.49%      +4.28%      +9.63%
S&P 500 Index                              -11.87%     +10.70%     +12.94%
S&P MidCap 400 Index                        -0.06%     +16.11%     +15.01%


This table shows total returns from a hypothetical investment in the Fund. Comparison index returns are for the same period. The expenses do not reflect the expenses that apply to the subaccounts or the contracts. Inclusion of these charges would reduce total return for all periods shown.

For purposes of calculation, information about each Fund assumes the deduction of applicable portfolio expenses and makes no adjustments for taxes that may have been paid on the reinvested income and capital gains.


Standard & Poor's 500 Composite Price Index (S&P 500 Index), an unmanaged list of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 Index companies may be generally larger than those in which the Fund invests.


Standard & Poor's MidCap 400 Index (S&P MidCap 400 Index), an unmanaged market-weighted index, consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. The Index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. The Fund may invest in stocks that may not be listed in the Index.

The securities included in the indexes may not be the same as those held by the Fund.


MANAGEMENT
Daniel J. Rivera and C. Steven Brennaman are primarily responsible for the day-to-day operations of IDS Life Series - Equity Portfolio.

Daniel J. Rivera, co-portfolio manager, joined AEFC in January 2000 with 16 years of investment experience. He began managing this Fund in June 2002. He is chief investment officer for Equity Advisors. He serves as co-portfolio manager of AXP Focused Growth Fund. Prior to joining AEFC, Dan was the chief investment officer of two firms in North Carolina, High Point Bank and Trust and United Carolina Bank -- the latter acquired by Branch Banking and Trust (BB&T). Dan is a graduate of the Virginia Military Institute with a BA in foreign languages and has an MBA from the University of North Carolina-Chapel Hill. He is a Chartered Financial Analyst.

C. Steven Brennaman, co-portfolio manager, joined AEFC in September 2000. He began managing this Fund in June 2002. He also serves as co-portfolio manager of AXP Focused Growth Fund. Prior to joining AEFC, Steven was vice president and senior portfolio manager at BB&T Asset Management where he managed U.S. large capitalization growth equity portfolios for five years. He has a BA in political science from Mercer University and a MS in management from Troy State University.

OTHER SECURITIES AND INVESTMENT STRATEGIES
There are other securities in which the Fund may invest, and investment strategies that the Fund may employ, but they are not principal investment strategies. The Fund may invest in other instruments such as money market securities and foreign securities. Additionally, the Fund's policies permit a manager, in managing its portion of the Fund, to use derivative instruments (such as options and futures contracts) to produce incremental earnings, to hedge existing positions, and to increase flexibility. However, while the Fund's policies permit the use of derivatives in this manner, a manager is not required to use derivatives in the manner described. For more information on strategies and holdings, see the Fund's Statement of Additional Information (SAI) and the annual/semiannual reports.


5p   IDS LIFE SERIES FUND, INC. -- PROSPECTUS

Equity Income Portfolio

GOAL
The goals of the Fund are a high level of current income and, as a secondary goal, steady growth of capital. Because any investment involves risk, achieving these goals cannot be guaranteed.


PRINCIPAL INVESTMENT STRATEGIES
The Fund's assets primarily are invested in equity securities. Under normal market conditions, the Fund will invest at least 80% of its net assets in equity securities.


The selection of dividend-paying stocks is the primary decision in building the investment portfolio.


In pursuit of the Fund's goal, AEFC, the Fund's investment adviser, chooses equity investments by:


o Identifying companies with:

  -- dividend-paying stocks,
  -- effective management,
  -- financial strength, and
  -- moderate growth potential.

o Determining specific industry weightings within the following sectors:

   -- Consumer cyclical     -- Energy
   -- Consumer stable       -- Technology
   -- Financial             -- Industrial

o Identifying stocks that are selling at low prices in relation to:

  -- current and projected earnings,
  -- current and projected dividends,
  -- current and projected cash flow and free cash flow, -- current and projected asset values, and -- historic price levels.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

  -- the security is overvalued,
  -- the security has reached AEFC's price objective, -- the company has met AEFC's earnings and/or growth expectations, and -- the company or the security continues to meet the other standards described above.


During weak or declining markets or when growth opportunities are unavailable, the Fund may invest more of its assets in money market securities or commercial paper. Although the Fund primarily will invest in these securities to avoid losses, this type of investing could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees and expenses.



6p   IDS LIFE SERIES FUND, INC. -- PROSPECTUS

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

  Market Risk
  Sector/Concentration Risk

  Style Risk


Market Risk
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Sector/Concentration Risk
Investments that are concentrated in a particular issuer, geographic region, or industry will be more susceptible to changes in price (the more you diversify, the more you spread risk).


Style Risk
The Fund's management strategy will influence performance significantly. Securities in which the Fund invests could fall out of favor with the market, causing the Fund to underperform funds that invest primarily in other types of securities. If the manager's stock selection strategy does not perform as expected, the Fund could underperform its peers.

PAST PERFORMANCE

The following bar chart and table indicate the risks and variability of investing in the Fund by showing:


o how the Fund's performance varied for each full calendar year that the Fund has existed, and

o how the Fund's average annual total returns compare to other recognized securities market indexes.

How the Fund performed in the past does not indicate how the Fund will perform in the future.

Equity Income Portfolio Performance (based on calendar years)
(bar chart)
                                                              +0.37%    +1.85%
                                                               2000      2001

During the period shown in the bar chart, the highest return for a calendar quarter was +9.98% (quarter ending December 2001) and the lowest return for a calendar quarter was -11.93% (quarter ending September 2001).

The Fund's year to date return as of March 31, 2002 was +4.47%.


7p   IDS LIFE SERIES FUND, INC. -- PROSPECTUS

Average Annual Total Returns (as of Dec. 31, 2001)
                                                       1 year    Since inception
Equity Income Portfolio                                 +1.85%      -0.04%(a)
S&P 500 Index                                          -11.87%      -5.73%(b)
Russell 1000(R) Value Index                             -5.59%      -1.58%(b)
Lipper Equity Income Funds Index                        -5.20%      -1.07%(b)


(a) Inception date was June 17, 1999.

(b) Measurement period started July 1, 1999.


This table shows total returns from a hypothetical investment in the Fund. Comparison index returns are for the same period. The expenses do not reflect the expenses that apply to the subaccounts or the contracts. Inclusion of these charges would reduce total return for all periods shown.

For purposes of calculation, information about each Fund assumes the deduction of applicable portfolio expenses and makes no adjustments for taxes that may have been paid on the reinvested income and capital gains.

S&P 500 Index, an unmanaged list of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 Index companies may be generally larger than those in which the Fund invests.


The Russell 1000 Value Index, an unmanaged index, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

The Lipper Equity Income Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.


The securities included in the indexes may not be the same as those held by the Fund.


MANAGEMENT
Warren Spitz manages the day-to-day operations of IDS Life Series - Equity Income Portfolio. He joined AEFC in 2000 and began managing this Fund in November 2000. He also serves as portfolio manager of AXP Diversified Equity Income Fund, AXP Mid Cap Value Fund, AXP Variable Portfolio - Diversified Equity Income Fund and IDS Life Series - Managed Portfolio. Prior to joining AEFC, he was a portfolio manager for Prudential Global Asset Management from 1987 to 2000. Warren has a BS degree from Allegheny College and an MBA from the Wharton School, University of Pennsylvania.

OTHER SECURITIES AND INVESTMENT STRATEGIES
There are other securities in which the Fund may invest, and investment strategies that the Fund may employ, but they are not principal investment strategies. The Fund may invest in other instruments such as money market securities, foreign securities, convertible securities and debt obligations (including bonds and commercial paper of any rating). Additionally, the Fund's policies permit a manager, in managing its portion of the Fund, to use derivative instruments (such as futures, options and forward contracts) to produce incremental earnings, to hedge existing positions, and to increase flexibility. However, while the Fund's policies permit the use of derivatives in this manner, a manager is not required to use derivatives in the manner described. For more information on strategies and holdings, see the Fund's SAI and the annual/semiannual reports.


8p   IDS LIFE SERIES FUND, INC. -- PROSPECTUS

Government Securities Portfolio

GOAL
The goal of the Fund is a high level of current income and safety of principal. Because any investment involves risk, achieving this goal cannot be guaranteed.


PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, at least 80% of the Fund's net assets are invested in securities issued or guaranteed as to principal and interest by the U.S. government and its agencies.

In pursuit of the Fund's goal, AEFC, the Fund's investment adviser, chooses investments by:


o Considering opportunities and risks by reviewing credit characteristics and interest rate outlook.
o Identifying and buying securities that:

  -- are high quality, or
  -- have similar qualities, in AEFC's opinion, even though they are not rated or have been given a lower rating by a rating agency, and -- have short or intermediate-term maturities.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

  -- the interest rate or economic outlook changes, -- the security is overvalued,
  -- AEFC wishes to lock-in profits,
  -- AEFC identifies a more attractive opportunity, and -- the issuer or the security continues to meet the other standards described above.


During weak or declining markets, the Fund may invest more of its assets in money market securities. Although the Fund primarily will invest in these securities to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees and expenses.

PRINCIPAL RISKS

Please remember that with any investment you may lose money. Principal risks associated with an investment in the Fund include:

  Market Risk
  Correlation Risk
  Interest Rate Risk

Market Risk
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Correlation Risk
The risk that a given transaction may fail to achieve its objectives due to an imperfect relationship between markets. Certain investments may react more negatively than others in response to changing market conditions.

Interest Rate Risk

The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a bond, the higher its yield and the greater its sensitivity to changes in interest rates.


9p   IDS LIFE SERIES FUND, INC. -- PROSPECTUS

PAST PERFORMANCE
The following bar chart and table show the risks and variability of investing in the Fund by showing:

o how the Fund's performance varied for each full calendar year shown on the chart below, and
o how the Fund's average annual total returns compare to a recognized securities market index.

How the Fund performed in the past does not indicate how the Fund will perform in the future.

Government Securities Portfolio Performance (based on calendar years)
(bar chart)

+6.68%  +12.18% -4.89%  +18.02% +1.49%  +8.60%  +8.39%  -1.97%  +12.09%  +6.11%
 1992    1993    1994    1995    1996    1997    1998    1999    2000     2001


During the period shown in the bar chart, the highest return for a calendar quarter was +6.23% (quarter ending June 1995) and the lowest return for a calendar quarter was -4.14% (quarter ending March 1994).

The Fund's year to date return as of March 31, 2002 was -0.09%.

Average Annual Total Returns (as of Dec. 31, 2001)

                                            1 year    5 years  10 years
Government Securities Portfolio             +6.11%     +6.54%   +6.47%
Merrill Lynch U.S. Government Index         +7.18%     +7.40%   +7.15%


This table shows total returns from a hypothetical investment in the Fund. Comparison index returns are for the same period. The expenses do not reflect the expenses that apply to the subaccounts or the contracts. Inclusion of these charges would reduce total return for all periods shown.

For purposes of calculation, information about each Fund assumes the deduction of applicable portfolio expenses and makes no adjustments for taxes that may have been paid on the reinvested income and capital gains.


Merrill Lynch U.S. Government Index, an unmanaged index, is made up of a representative list of all treasury and agency securities. The index is frequently used as a general measure of government bond performance. However, the securities used to create the index may not be representative of the debt securities held in the Fund.


The securities included in the index may not be the same as those held by the Fund.


MANAGEMENT
Mary McQuillen manages the day-to-day operations of IDS Life Series Fund - Government Securities Portfolio. She joined AEFC in 1987 as a senior analyst. She has managed this Fund since May 2001. She also serves as portfolio manager of IDS Life Series Fund - Money Market Portfolio, AXP Variable Portfolio - Cash Management Fund and AXP Cash Management Fund, portfolio manager and managing director of Institutional Fixed Income Money for American Express Trust Company and she manages all intermediate institutional accounts.

OTHER SECURITIES AND INVESTMENT STRATEGIES
There are other securities in which the Fund may invest, and investment strategies that the Fund may employ, but they are not principal investment strategies. The Fund may invest in other instruments such as money market and investment grade non-governmental debt obligations. For more information on strategies and holdings, see the Fund's SAI and the annual/semiannual reports.


10p  IDS LIFE SERIES FUND, INC. -- PROSPECTUS

Income Portfolio

GOAL
The goal of the Fund is to maximize current income while attempting to conserve the value of the investment and to continue the high level of income for the longest period of time. Because any investment involves risk, achieving this goal cannot be guaranteed.


PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund primarily will invest in debt securities. At least 50% of its net assets are invested in investment grade corporate bonds, certain unrated debt obligations that are believed to be of investment grade quality, and government securities (including asset-backed securities). The Fund will purchase bonds that are issued by U.S. and foreign companies. Foreign investments are limited to 25% of the Fund's total assets.


In pursuit of the Fund's goal, AEFC, the Fund's investment adviser, chooses investments by:


o Considering opportunities and risks by reviewing credit characteristics and interest rate outlook.
o Identifying and buying securities that:

  -- are medium and high quality,
  -- have maturities that complement AEFC's expectations for long-term and short-term interest rates, and
  -- are expected to outperform other market sectors on a risk-adjusted basis
     (i.e., after considering coupon, sinking fund provision, call protection, and quality).

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

  -- the interest rate or economic outlook changes, -- a sector or industry is experiencing change, -- a security's rating is changed or is vulnerable to a change, -- the security is overvalued, and -- AEFC identifies a more attractive opportunity.


During weak or declining markets, the Fund may invest more of its assets in money market securities. Although the Fund primarily will invest in these securities to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees and expenses.

PRINCIPAL RISKS

Please remember that with any investment you may lose money. Principal risks associated with an investment in the Fund include:

  Market Risk
  Interest Rate Risk
  Credit Risk

Market Risk
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Interest Rate Risk

The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a bond, the higher its yield and the greater its sensitivity to changes in interest rates.


Credit Risk

The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Junk bonds have greater price fluctuations and are more likely to experience a default than investment grade bonds.


11p   IDS LIFE SERIES FUND, INC. -- PROSPECTUS

PAST PERFORMANCE
The following bar chart and table show the risks and variability of investing in the Fund by showing:


o how the Fund's performance varied for each full calendar year shown on the chart below, and

o how the Fund's average annual total returns compare to a recognized securities market index.

How the Fund performed in the past does not indicate how the Fund will perform in the future.

Income Portfolio Performance (based on calendar years)
(bar chart)

+9.62%  +14.92% -4.38%  +21.04% +3.50%  +8.04%  +5.49%  +0.44%  +6.72%   +8.13%
 1992    1993    1994    1995    1996    1997    1998    1999    2000     2001


During the period shown in the bar chart, the highest return for a calendar quarter was +7.24% (quarter ending June 1995) and the lowest return for a calendar quarter was +3.44% (quarter ending March 1994).

The Fund's year to date return as of March 31, 2002 was +0.47%.

Average Annual Total Returns (as of Dec. 31, 2001)

                                            1 year    5 years  10 years
Income Portfolio                            +8.13%     +5.73%   +7.14%
Lehman Brothers Aggregate Bond Index        +8.44%     +7.43%   +7.23%


This table shows total returns from a hypothetical investment in the Fund. Comparison index returns are for the same period. The expenses do not reflect the expenses that apply to the subaccounts or the contracts. Inclusion of these charges would reduce total return for all periods shown.

For purposes of calculation, information about each Fund assumes the deduction of applicable portfolio expenses and makes no adjustments for taxes that may have been paid on the reinvested income and capital gains.


The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.

MANAGEMENT

Lorraine R. Hart, vice president - insurance investments, manages the day-to-day operations of IDS Life Series Fund - Income Portfolio. She joined AEFC in 1984 and has managed the Fund since 1991. She also manages the invested asset portfolios of IDS Life, IDS Life of New York, and American Enterprise Life Insurance Company.


OTHER SECURITIES AND INVESTMENT STRATEGIES
There are other securities in which the Fund may invest, and investment strategies that the Fund may employ, but they are not principal investment strategies. The Fund may invest in other instruments such as money market securities, debt obligations (including bonds of any rating) and convertible securities. Additionally, the Fund's policies permit a manager, in managing its portion of the Fund, to use derivative instruments (such as futures, options and forward contracts) to produce incremental earnings, to hedge existing positions, and to increase flexibility. However, while the Fund's policies permit the use of derivatives in this manner, a manager is not required to use derivatives in the manner described. For more information on strategies and holdings, see the Fund's SAI and the annual/semiannual reports.


12p   IDS LIFE SERIES FUND, INC. -- PROSPECTUS

International Equity Portfolio

GOAL
The goal of the Fund is capital appreciation. Because any investment involves risk, achieving this goal cannot be guaranteed.


PRINCIPAL INVESTMENT STRATEGIES
The Fund's assets primarily are invested in equity securities of foreign issuers. Under normal market conditions, at least 80% of the Fund's net assets will be invested in equity securities. The Fund invests primarily in securities of companies located outside of the U.S.

The selection of geographic regions and global industries and sectors are the primary decisions in building the investment portfolio. The percentage of the Fund's total assets invested in particular regions or industries will change according to their economic conditions, growth prospects and valuation.

In pursuit of the Fund's goal, AEFC, the Fund's investment adviser, chooses investments by:


o Considering opportunities and risks within regions or countries,
o Identifying sectors or companies with strong growth potential, and
o Selecting stocks of companies that AEFC believes have the following fundamental strengths:

  -- financial strength,
  -- high demand for their products or services, and -- effective management.

o Identifying securities with sufficient liquidity in trading volume (however, AEFC may invest up to 10% of the Fund's net assets in illiquid securities).

AEFC decides how much to invest in various countries and local currencies, and then buys securities that offer the best opportunity for long-term growth.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

  -- the security is overvalued,
  -- the security has reached AEFC's price objective, -- the company or the security continues to meet the standards described above, and
  -- the region or country is undergoing political, economic, or other change.


AEFC closely monitors the Fund's exposure to foreign currency fluctuations. From time to time, AEFC may purchase derivative instruments to hedge against currency fluctuations.

During weak or declining markets or when growth opportunities are unavailable, the Fund may invest more of its assets in money market securities. Investments in U.S. issuers generally will constitute less than 20% of the Fund's total assets. If, however, investments in foreign securities appear to be relatively unattractive in AEFC's judgment, as a temporary defensive strategy, the Fund may invest any portion of its assets in securities of U.S. issuers appearing to offer opportunities for superior growth. Although the Fund will invest in these securities primarily to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees and expenses.

PRINCIPAL RISKS

This Fund is designed for long-term investors with above-average risk tolerance. Please remember that with any investment you may lose money. Principal risks associated with an investment in the Fund include:

  Market Risk
  Correlation Risk
  Foreign/Emerging Markets Risk
  Liquidity Risk
  Style Risk

Market Risk
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Correlation Risk
The risk that a given transaction may fail to achieve its objectives due to an imperfect relationship between markets. Certain investments may react more negatively than others in response to changing market conditions.

13p   IDS LIFE SERIES FUND, INC. -- PROSPECTUS

Foreign/Emerging Markets Risk
The following are all components of foreign/emerging markets risk:

Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever an investor holds securities valued in local currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social, and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

Liquidity Risk
Securities may be difficult or impossible to sell at the time that the Fund would like. The Fund may have to lower the selling price, sell other investments, or forego an investment opportunity.

Style Risk
AEFC purchases growth stocks based on the expectation that the companies will have strong growth in earnings. The price paid often reflects an expected rate of growth. If that growth fails to occur, the price of the stock may decline quickly.

PAST PERFORMANCE
The following bar chart and table show the risks and variability of investing in the Fund by showing:


o how the Fund's performance varied for each full calendar that the Fund has existed, and

o how the Fund's average annual total returns compare to other recognized securities market indexes.

How the Fund performed in the past does not indicate how the Fund will perform in the future.

International Equity Portfolio Performance (based on calendar years)
(bar chart)

                        +39.33%  +23.85% +6.20%  +21.52% +37.04% -24.08% -27.90%
                          1995    1996    1997     1998   1999     2000    2001


During the period shown in the bar chart, the highest return for a calendar quarter was +28.11% (quarter ending December 1999) and the lowest return for a calendar quarter was -19.78% (quarter ending March 2001).

The Fund's year to date return as of March 31, 2002 was +0.23%.


14p    IDS LIFE SERIES FUND, INC. -- PROSPECTUS

Average Annual Total Returns (as of Dec. 31, 2001)

                                      1 year       5 years    Since inception
International Equity Portfolio        -27.90%       -0.65%       +7.18%(a)
MSCI EAFE Index                       -21.21%       +1.17%       +2.64%(b)
Lipper International Funds Index      -19.33%       +2.76%       +4.35%(b)


(a) Inception date was Oct. 28, 1994.
(b) Measurement period started Nov. 1, 1994.

This table shows total returns from a hypothetical investment in the Fund. Comparison index returns are for the same period. The expenses do not reflect the expenses that apply to the subaccounts or the contracts. Inclusion of these charges would reduce total return for all periods shown.

For purposes of calculation, information about each Fund assumes the deduction of applicable portfolio expenses and makes no adjustments for taxes that may have been paid on the reinvested income and capital gains.


Morgan Stanley Capital International EAFE Index (MSCI EAFE), an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper International Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.


The securities included in the indexes may not be the same as those held by the Fund.


MANAGEMENT
Mark Burgess manages the day-to-day operations of IDS Life Series - International Equity Portfolio since February 2002. He joined AEFC in August 2001. He is chief investment officer of American Express Asset Management International Inc. (AEAMI), the London-based subsidiary of AEFC. He also serves as portfolio manager for World Growth Portfolio, AXP European Equity Fund, AXP International Fund and AXP Variable Portfolio - International Fund. Prior to joining AEAMI, he was Global Chief Investment Officer for Colonial First State, Australia's largest fund manager, from 1998 to 2000, and Chief Investment Officer for Australia and Asia for the Colonial Group (Australia) from 1995 to 1998. Mark holds a Bachelor Degree of Commerce - Honors degree from Melbourne University, specializing in economics and accounting.

OTHER SECURITIES AND INVESTMENT STRATEGIES
There are other securities in which the Fund may invest, and investment strategies that the Fund may employ, but they are not principal investment strategies. The Fund may invest in other instruments such as money market securities, preferred stocks, convertible securities and debt obligations (of any rating). Additionally, the Fund's policies permit a manager, in managing its portion of the Fund, to use derivative instruments (such as options and futures contracts) to produce incremental earnings, to hedge existing positions, and to increase flexibility. However, while the Fund's policies permit the use of derivatives in this manner, a manager is not required to use derivatives in the manner described. For more information on strategies and holdings, see the Fund's SAI and the annual/semiannual reports.


15p   IDS LIFE SERIES FUND, INC. -- PROSPECTUS

Managed Portfolio

GOAL
The goal of the Fund is to maximize total investment return through a combination of capital appreciation and current income. Because any investment involves risk, achieving this goal cannot be guaranteed.


PRINCIPAL INVESTMENT STRATEGIES

The Fund's assets primarily are invested in a combination of equity and debt securities. It will invest in a combination of common and preferred stocks, convertible securities, debt securities, and money market instruments. Its investments will be continuously adjusted subject to the following three net asset limits: (1) up to 75% in equity securities, (2) up to 75% in bonds or other debt securities, and (3) up to 100% in money market instruments. Of the assets invested in bonds, at least 50% will be in investment grade corporate bonds (or in other bonds that the investment manager believes have the same investment qualities) and in government bonds. Foreign investments will not exceed 25% of the Fund's total assets.


In pursuit of the Fund's goal, AEFC, the Fund's investment adviser, chooses equity investments by:


o Identifying companies with:

  -- effective management,
  -- financial strength,
  -- competitive market position, and
  -- growth potential (these companies may be well-seasoned or relatively new and lesser-known as long as the investment advisor believes the stock is attractive for capital growth),

o Anticipating market trends.

AEFC chooses debt obligations by:

o Considering opportunities and risks by credit rating and currency.
o Focusing on investment-grade U.S. and foreign bonds.
o Focusing on bonds that contribute to portfolio diversification.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

  -- the security is overvalued,
  -- the security has reached AEFC's price objective, and -- the company or the security continues to meet the standards described above.


During weak or declining markets or when growth opportunities are unavailable, the Fund may invest more of its assets in money market securities. Although the Fund primarily will invest in these securities to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees and expenses.

PRINCIPAL RISKS

Please remember that with any investment you may lose money. Principal risks associated with an investment in the Fund include:

  Market Risk
  Interest Rate Risk
  Credit Risk

Market Risk
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Interest Rate Risk

The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a bond, the higher its yield and the greater its sensitivity to changes in interest rates.


Credit Risk

The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Junk bonds have greater price fluctuations and are more likely to experience a default than investment grade bonds.


16p   IDS LIFE SERIES FUND, INC. -- PROSPECTUS

PAST PERFORMANCE
The following bar chart and table show the risks and variability of investing in the Fund by showing:

o how the Fund's performance varied for each full calendar year shown on the chart below, and
o how the Fund's average annual total returns compare to other recognized securities market indexes.

How the Fund performed in the past does not indicate how the Fund will perform in the future.

Managed Portfolio Performance (based on calendar years)
(bar chart)

+10.34% +19.87% +0.66% +19.04% +14.52% +17.91%  +14.43% +24.62% -13.89% -19.30%
 1992    1993    1994    1995    1996    1997     1998    1999    2000    2001


During the period shown in the bar chart, the highest return for a calendar quarter was +18.58% (quarter ending December 1999) and the lowest return for a calendar quarter was -21.30% (quarter ending March 2001).

The Fund's year to date return as of March 31, 2002 was -2.20%.

Average Annual Total Returns (as of Dec. 31, 2001)

                                            1 year       5 years     10 years
Managed Portfolio                          -19.30%       +3.16%        +7.81%
S&P 500 Index                              -11.87%      +10.70%       +12.94%
Lipper Balanced Funds Index                 -3.24%       +8.37%        +9.54%


This table shows total returns from a hypothetical investment in the Fund. Comparison index returns are for the same period. The expenses do not reflect the expenses that apply to the subaccounts or the contracts. Inclusion of these charges would reduce total return for all periods shown.

For purposes of calculation, information about each Fund assumes the deduction of applicable portfolio expenses and makes no adjustments for taxes that may have been paid on the reinvested income and capital gains.

S&P 500 Index, an unmanaged list of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 Index companies may be generally larger than those in which the Fund invests.


The Lipper Balanced Funds Index, published by Lipper, Inc., includes 30 funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.


The securities included in the indexes may not be the same as those held by the Fund.

17p    IDS LIFE SERIES FUND, INC. -- PROSPECTUS

MANAGEMENT
Timothy A. Palmer and Warren Spitz are primarily responsible for the day-to-day operations of IDS Life Series Fund - Managed Portfolio.


Tim Palmer, senior portfolio manager, joined AEFC in April 2001 with more than 14 years of investment experience. Prior to that he was CEO and managing principal at Atlas Capital Management, a hedge fund firm. Prior to that he was a fixed income senior portfolio manager at Investment Advisors, Inc. Tim graduated with a BA in Economics from University of St. Thomas and an MBA in Finance from Columbia University. Tim earned his CFA designation in 1993. He also co-manages AXP Mutual Fund and AXP Selective Fund.


Warren Spitz, senior portfolio manager, joined AEFC in 2000. He has been in the investment industry since 1984. He serves as portfolio manager of AXP Diversified Equity Income Fund, AXP Mid Cap Value Fund, AXP Equity Value Fund, AXP Variable Portfolio - Diversified Equity Income Fund and IDS Life Series - Equity Income Portfolio. Prior to joining AEFC, he was a portfolio manager for Prudential Global Assets Management from 1987 to 2000. Warren has a BS degree from Allegheny College and an MBA from the Wharton School, University of Pennsylvania.

OTHER SECURITIES AND INVESTMENT STRATEGIES
There are other securities in which the Fund may invest, and investment strategies that the Fund may employ, but they are not principal investment strategies. The Fund may utilize derivative instruments (such as futures, options and forward contracts) to produce incremental earnings, to hedge existing positions, and to increase flexibility. The Fund also may invest in other instruments, such as money market securities, preferred stock, debt obligations (including bonds of any rating) and convertible securities. For more information on strategies and holdings, see the Fund's SAI and the annual/semiannual reports.



18p   IDS LIFE SERIES FUND, INC. -- PROSPECTUS

Money Market Portfolio

GOAL
The goal of the Fund is to provide maximum current income consistent with liquidity and conservation of capital. Because any investment involves risk, achieving this goal cannot be guaranteed.


PRINCIPAL INVESTMENT STRATEGIES


The Fund's assets primarily are invested in money market instruments, such as marketable debt obligations issued by the U.S. government or its agencies, bank certificates of deposit, bankers' acceptances, letters of credit, and commercial paper.

Because the Fund seeks to maintain a constant net asset value of $1.00 per share, capital appreciation is not expected to play a role in the Fund's return. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Company or any other government agency.

The selection of short-term debt obligations is the primary decision in building the investment portfolio. The Fund restricts its investments to instruments that meet certain maturity and quality standards required by the SEC for money market funds. For example, the Fund:

o  limits its average portfolio maturity to ninety days or less;
o  buys obligations with remaining maturities of 397 days or less; and
o buys only obligations that are denominated in U.S. dollars and present minimal credit risk.


In pursuit of the Fund's goal, AEFC, the Fund's investment adviser, chooses investments by:


o Considering opportunities and risks given current interest rates and anticipated interest rates.
o Purchasing securities based on the timing of cash flows in and out of the Fund.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

   -- the  issuer's  credit  rating  declines or AEFC expects a decline (the
      Fund, in certain cases, may continue to own securities that are down-graded until AEFC believes it is advantageous to sell),
   -- political,  economic,  or  other  events  could  affect  the  issuer's performance,
   -- AEFC identifies a more attractive opportunity, and -- the issuer or the security continues to meet the other standards described above.

For more information on strategies and holdings, see the SAI and the annual/semiannual reports.


PRINCIPAL RISKS

Please remember that with any investment you may lose money. Although the Fund seeks to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund's yield will vary from day-to-day. Principal risks associated with an investment in the Fund include:

   Market Risk
   Interest Rate Risk

Market Risk
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Interest Rate Risk
The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a bond, the higher its yield and the greater its sensitivity to changes in interest rates.

19p   IDS LIFE SERIES FUND, INC. -- PROSPECTUS

PAST PERFORMANCE
The following bar chart and table show the risks and variability of investing in the Fund by showing:

o how the Fund's performance varied for each full calendar year shown on the chart below.

How the Fund performed in the past does not indicate how the Fund will perform in the future.

Money Market Portfolio Performance (based on calendar years)
(bar chart)

+3.37%  +2.66%  +3.62%  +5.22%  +4.94%  +5.09%  +5.08%  +4.72%  +6.00%   +3.88%
 1992    1993    1994    1995    1996    1997    1998    1999    2000     2001


During the period shown in the bar chart, the highest return for a calendar quarter was +1.55% (quarter ending September 2000) and the lowest return for a calendar quarter was +0.58% (quarter ending December 2001).

The Fund's year to date return as of March 31, 2002 was +0.37%.

Average Annual Total Returns (as of Dec. 31, 2001)

                                         1 year       5 years      10 years
Money Market Portfolio                   +3.88%        +4.95%       +4.45%


This table shows total returns from a hypothetical investment in the Fund. The expenses do not reflect the expenses that apply to the subaccounts or the contracts. Inclusion of these charges would reduce total return for all periods shown.

For purposes of calculation, information about each Fund assumes the deduction of applicable portfolio expenses and makes no adjustments for taxes that may have been paid on the reinvested income and capital gains.


MANAGEMENT
Mary McQuillen manages the day-to-day operations of IDS Life Series Fund - Money Market Portfolio. She joined AEFC in 1987 as a senior analyst. She has managed this Fund since January 2002. She also serves as portfolio manager of IDS Life Series - Government Securities Portfolio, AXP Cash Management Fund and AXP Variable Portfolio - Cash Management Fund, portfolio manager and managing director of Institutional Fixed Income Money for American Express Trust Company and she manages all intermediate institutional accounts.


20p   IDS LIFE SERIES FUND, INC. -- PROSPECTUS

Fees and Expenses


Fund investors pay various expenses. The summary below describes the fees and expenses that you would pay if you buy a variable life insurance policy and allocate your premium payments to the subaccount that invests in the Fund.


SHAREHOLDER FEES (fees paid directly from your investment)

Because the Fund is the underlying investment vehicle for a variable life insurance policy, there is no sales charge for the purchase or sale of Fund shares. However, there may be charges associated with your variable life insurance policy, including those that may be associated with surrender or withdrawal. Any charges that apply to the subaccount and your policy are described in the variable life insurance prospectus.


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
As a percentage of average daily net assets:


                                     Management         Other                       Fee waiver/ expense      Net
Fund                                   fees(1)       expenses(2)          Total        reimbursement      expenses
Equity Portfolio                        0.70%          0.03%              0.73%            0.00%            0.73%
Equity Income Portfolio                 0.70%          0.74%              1.44%            0.64%            0.80%
Government Securities Portfolio         0.70%          0.13%              0.83%            0.03%            0.80%
Income Portfolio                        0.70%          0.07%              0.77%            0.00%            0.77%
International Equity Portfolio(3)       0.95%          0.07%              1.02%            0.00%            1.02%
Managed Portfolio                       0.70%          0.04%              0.74%            0.00%            0.74%
Money Market Portfolio                  0.50%          0.04%              0.54%            0.00%            0.54%

(1) The Fund pays IDS Life a fee for managing its assets. In turn, IDS Life pays AEFC a fee for investment advisory services.
(2) The Fund pays taxes, brokerage commissions and other nonadvisory expenses including administrative and accounting services. However, IDS Life has agreed to a voluntary limit of the annual charge to 0.10% of average daily net assets for these nonadvisory expenses. IDS Life reserves the right to discontinue limiting these nonadvisory expenses to 0.10%. However, its present intention is to continue the limit until the time that actual expenses are less than the limit.

(3) AEFC pays American Express Asset Management International Inc. (AEAMI) a fee for sub-investment advisory services. AEAMI (50192 AXP Financial Center, Minneapolis, MN 55474) is a wholly-owned subsidiary of AEFC.

Buying and Selling Shares

VALUING FUND SHARES
The net asset value (NAV) is the value of a single Fund share. The NAV usually changes daily, and is calculated at the close of business of the New York Stock Exchange, normally 3 p.m. Central Standard Time (CST), each business day (any day the New York Stock Exchange is open).

Money Market Portfolio's securities are valued at amortized cost. In valuing assets of all other Funds, the Fund's investments are valued based on market quotations, or where market quotations are not readily available, based on methods selected in good faith by the board. If the Fund's investment policies permit it to invest in securities that are listed on foreign stock exchanges that trade on weekends or other days when the Fund does not price its shares, the value of the Fund's underlying investments may change on days when you could not buy or sell shares of the Fund. Please see the SAI for further information.

PURCHASING SHARES
You may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable life insurance policy and allocating your purchase payments to the subaccount that invests in the Fund. Your purchase price will be the next NAV calculated after your request is received by the Fund or an authorized insurance company.

For further information concerning minimum and maximum payments and submission and acceptance of your application, see your variable life insurance prospectus.

TRANSFERRING/SELLING SHARES
There is no sales charge for the sale of Fund shares, but there may be charges associated with the surrender or withdrawal of your variable life insurance policy. Any charges that apply to the subaccount and your policy are described in your variable life insurance prospectus.

You may transfer all or part of your value in a subaccount investing in shares of the Fund to one or more of the other subaccounts investing in shares of other funds with different investment objectives.

You may provide instructions to sell any shares you have allocated to the subaccounts. IDS Life or an authorized agent will mail your payment within seven days after accepting your surrender or withdrawal request. The amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received by the Fund or an authorized insurance company.

Please refer to your variable life insurance prospectus for more information about transfers among subaccounts as well as surrenders and withdrawals.

21p   IDS LIFE SERIES FUND, INC. -- PROSPECTUS

Distributions and Taxes

The Fund distributes to shareholders (the variable subaccounts) dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS
The Fund's net investment income is distributed to the shareholders (the variable subaccounts) as dividends. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is either long-term or short-term depending on the length of time the Fund held the security. Realized capital gains or losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.

REINVESTMENT
Since the distributions are automatically reinvested in additional Fund shares, the total value of your holdings will not change. The reinvestment price is the next calculated NAV after the distribution is paid.

TAXES
The Fund intends to comply with the regulations relating to the diversification requirements under section 817(h) of the Internal Revenue Code.

Important: This information is a brief and selective summary of some of the tax rules that apply to the Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

Federal income taxation of subaccounts, life insurance companies and variable annuities or variable life insurance is discussed in your variable life insurance prospectus.

Other Information


The Fund has applied for an order from the Securities and Exchange Commission to permit AEFC, subject to the approval of the Board of Directors, to appoint a subadviser, or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. If the order is granted and shareholder approval is received, the Fund will be able to add or change subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. There is no assurance the order will be granted and shareholder approval will be received, and no changes will be made without shareholder approval until that time.

INVESTMENT MANAGER
IDS Life, the Fund's investment manager, is a stock life insurance company organized in 1957 under the laws of the State of Minnesota and located at 70100 AXP Financial Center, Minneapolis, MN 55474. IDS Life conducts a conventional life insurance business in the District of Columbia and all states except New York.

IDS Life is a wholly-owned subsidiary of AEFC located at 200 AXP Financial Center, Minneapolis, MN 55474. The AEFC family of companies offers not only insurance and annuities, but also mutual funds, investment certificates and a broad range of financial management services. AEFC has been a provider of financial services since 1894 and as of the end of the most recent fiscal year owned and managed more than $214 billion in assets.


AEFC is a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, NY 10285.

22p   IDS LIFE SERIES FUND, INC. -- PROSPECTUS

Financial Highlights


The tables below show certain important financial information for evaluating each Fund's results.

Equity Portfolio

Per share income and capital changes(a)
Fiscal period ended April 30,                                        2002        2001          2000        1999      1998
Net asset value, beginning of period                                $23.37     $ 47.72        $27.80       $33.96    $23.52
Income from investment operations:
Net investment income (loss)                                            --        (.06)         (.18)        (.06)     (.08)
Net gains (losses) (both realized and unrealized)                    (5.03)     (13.78)        20.10        (1.17)    11.55
Total from investment operations                                     (5.03)     (13.84)        19.92        (1.23)    11.47
Less distributions:
Distributions from realized gains                                    (2.91)     (10.51)           --        (4.93)    (1.03)
Tax return of capital                                                 (.05)         --            --           --        --
Total distributions                                                  (2.96)     (10.51)           --        (4.93)    (1.03)
Net asset value, end of period                                      $15.38     $ 23.37        $47.72       $27.80    $33.96

Ratios/supplemental data
Net assets, end of period (in thousands)                          $790,561  $1,092,695    $1,714,508     $988,937  $933,817
Ratio of expenses to average daily net assets(b)                      .73%        .73%          .72%         .73%      .72%
Ratio of net investment income (loss)
   to average daily net assets                                       (.02%)      (.18%)        (.46%)       (.26%)    (.29%)
Portfolio turnover rate (excluding short-term securities)             228%        136%          126%         130%      147%
Total return(c)                                                    (23.68%)    (37.21%)       71.66%       (2.80%)   49.52%
Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) Total return does not reflect the expenses that apply to the subaccounts or the policies.



23p   IDS LIFE SERIES FUND, INC. -- PROSPECTUS

Equity Income Portfolio

Per share income and capital changes(a)
Fiscal period ended April 30,                                         2002        2001       2000(b)
Net asset value, beginning of period                                $10.18      $ 9.54        $10.00
Income from investment operations:
Net investment income (loss)                                           .13         .11           .05
Net gains (losses) (both realized and unrealized)                     (.15)        .64          (.46)
Total from investment operations                                      (.02)        .75          (.41)
Less distributions:
Dividends from net investment income                                  (.12)       (.11)         (.05)
Distributions from realized gains                                     (.01)         --            --
Total distributions                                                   (.13)       (.11)         (.05)
Net asset value, end of period                                      $10.03      $10.18        $ 9.54

Ratios/supplemental data
Net assets, end of period (in thousands)                            $6,827      $3,945        $2,286
Ratio of expenses to average daily net assets(c,d)                    .80%        .80%          .81%(f)
Ratio of net investment income (loss) to average daily net assets    1.43%       1.15%         1.15%(f)
Portfolio turnover rate (excluding short-term securities)              39%        112%           20%
Total return(e)                                                      (.19%)      7.92%        (4.12%)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 17, 1999 (commencement of operations) to April 30, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) IDS Life voluntarily limited total operating expenses. Had IDS Life not done so, the ratios of expenses to average daily net assets would have been 1.44%, 1.90% and 3.91% for the periods ended 2002, 2001 and 2000, respectively.
(e) Total return does not reflect the expenses that apply to the subaccounts or the policies.
(f)  Adjusted to an annual basis.

Government Securities Portfolio

Per share income and capital changes(a)
Fiscal period ended April 30,                                         2002        2001          2000        1999      1998
Net asset value, beginning of period                                $10.18      $ 9.64        $10.13       $10.18    $ 9.87
Income from investment operations:
Net investment income (loss)                                           .51         .55           .52          .53       .56
Net gains (losses) (both realized and unrealized)                      .16         .54          (.44)         .04       .42
Total from investment operations                                       .67        1.09           .08          .57       .98
Less distributions:
Dividends from net investment income                                  (.51)       (.55)         (.53)        (.53)     (.56)
Distributions from realized gains                                       --          --          (.04)        (.09)     (.11)
Total distributions                                                   (.51)       (.55)         (.57)        (.62)     (.67)
Net asset value, end of period                                      $10.34      $10.18        $ 9.64       $10.13    $10.18

Ratios/supplemental data
Net assets, end of period (in thousands)                           $22,822     $19,653       $18,491      $21,935   $14,607
Ratio of expenses to average daily net assets(b)                      .80%(c)     .80%(c)       .81%         .80%(c)   .80%(c)
Ratio of net investment income (loss)
   to average daily net assets                                       4.94%       5.53%         5.40%        5.19%     5.57%
Portfolio turnover rate (excluding short-term securities)              39%         76%          123%          89%       82%
Total return(d)                                                      6.63%      11.55%          .86%        5.73%    10.11%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) IDS Life voluntarily limited total operating expenses. Had IDS Life not done so, the ratios of expenses to average daily net assets would have been 0.83%, 0.81%, 0.87% and 0.89% for the years ended 2002, 2001, 1999 and
     1998, respectively.
(d) Total return does not reflect the expenses that apply to the subaccounts or the policies.


24p   IDS LIFE SERIES FUND, INC. -- PROSPECTUS

Income Portfolio

Per share income and capital changes(a)
Fiscal period ended April 30,                                        2002         2001          2000         1999      1998
Net asset value, beginning of period                                 $9.47       $9.17         $9.89       $10.28    $10.03
Income from investment operations:
Net investment income (loss)                                           .54         .64           .64          .67       .69
Net gains (losses) (both realized and unrealized)                      .09         .25          (.67)        (.32)      .29
Total from investment operations                                       .63         .89          (.03)         .35       .98
Less distributions:
Dividends from net investment income                                  (.54)       (.59)         (.64)        (.67)     (.69)
Distributions from realized gains                                       --          --            --         (.07)     (.04)
Excess distributions from net investment income                         --          --          (.05)          --        --
Total distributions                                                   (.54)       (.59)         (.69)        (.74)     (.73)
Net asset value, end of period                                       $9.56       $9.47         $9.17       $ 9.89    $10.28

Ratios/supplemental data
Net assets, end of period (in thousands)                          $101,549    $103,685       $92,351      $97,578   $82,773
Ratio of expenses to average daily net assets(b)                      .77%        .75%          .74%         .75%      .74%
Ratio of net investment income (loss) to average daily net assets    5.63%       6.82%         6.71%        6.65%     6.69%
Portfolio turnover rate (excluding short-term securities)              98%         83%           50%          22%       94%
Total return(c)                                                      6.88%       9.94%         (.25%)       3.52%     9.97%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) Total return does not reflect the expenses that apply to the subaccounts or the policies.

International Equity Portfolio

Per share income and capital changes(a)
Fiscal period ended April 30,                                         2002        2001          2000        1999      1998
Net asset value, beginning of period                                $13.29      $21.82        $19.04      $18.33     $14.73
Income from investment operations:
Net investment income (loss)                                           .06         .10           .13          .18       .08
Net gains (losses) (both realized and unrealized)                    (2.29)      (5.11)         3.13         1.32      4.06
Total from investment operations                                     (2.23)      (5.01)         3.26         1.50      4.14
Less distributions:
Dividends from net investment income                                  (.09)       (.10)         (.12)        (.17)     (.07)
Distributions from realized gains                                       --       (3.42)         (.36)        (.62)     (.42)
Excess distributions from net investment income                         --          --            --           --      (.05)
Total distributions                                                   (.09)      (3.52)         (.48)        (.79)     (.54)
Net asset value, end of period                                      $10.97      $13.29        $21.82       $19.04    $18.33

Ratios/supplemental data
Net assets, end of period (in thousands)                          $223,649    $299,920      $379,213     $283,001  $217,573
Ratio of expenses to average daily net assets(b)                     1.02%       1.00%         1.02%        1.05%     1.05%(c)
Ratio of net investment income (loss) to average daily net assets     .57%        .59%          .60%        1.01%      .49%
Portfolio turnover rate (excluding short-term securities)             224%        209%          124%          67%      172%
Total return(d)                                                    (16.83%)    (26.76%)       17.44%        8.27%    28.41%
Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) IDS Life voluntarily limited total operating expenses. Had IDS Life not done so, the ratio of expenses to average daily net assets would have been 1.06% for the year ended 1998.
(d) Total return does not reflect the expenses that apply to the subaccounts or the policies.



25p   IDS LIFE SERIES FUND, INC. -- PROSPECTUS

Managed Portfolio

Per share income and capital changes(a)
Fiscal period ended April 30,                                         2002        2001          2000        1999      1998
Net asset value, beginning of period                                $16.02      $23.56        $20.08       $19.81    $17.16
Income from investment operations:
Net investment income (loss)                                           .22         .36           .40          .41       .47
Net gains (losses) (both realized and unrealized)                    (2.28)      (6.62)         3.69         1.49      3.92
Total from investment operations                                     (2.06)      (6.26)         4.09         1.90      4.39
Less distributions:
Dividends from net investment income                                  (.23)       (.34)         (.40)        (.41)     (.47)
Distributions from realized gains                                       --        (.94)         (.21)       (1.22)    (1.27)
Total distributions                                                   (.23)      (1.28)         (.61)       (1.63)    (1.74)
Net asset value, end of period                                      $13.73      $16.02        $23.56       $20.08    $19.81

Ratios/supplemental data
Net assets, end of period (in thousands)                          $474,576    $588,084      $826,549     $685,154  $580,697
Ratio of expenses to average daily net assets(b)                      .74%        .72%          .72%         .74%      .72%
Ratio of net investment income (loss)
   to average daily net assets                                       1.48%       1.73%         1.87%        2.23%     2.60%
Portfolio turnover rate (excluding short-term securities)             100%         69%           63%          96%      112%
Total return(c)                                                    (12.91%)    (27.93%)       20.79%       10.52%    26.70%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) Total return does not reflect the expenses that apply to the subaccounts or the policies.

Money Market Portfolio

Per share income and capital changes(a)
Fiscal period ended April 30,                                         2002        2001          2000         1999      1998
Net asset value, beginning of period                                 $1.00       $1.00         $1.00        $1.00     $1.00
Income from investment operations:
Net investment income (loss)                                           .03         .06           .05          .05       .05
Less distributions:
Dividends from net investment income                                  (.03)       (.06)         (.05)        (.05)     (.05)
Net asset value, end of period                                       $1.00       $1.00         $1.00        $1.00     $1.00

Ratios/supplemental data
Net assets, end of period (in thousands)                           $69,429     $69,662       $57,143      $45,564   $34,373
Ratio of expenses to average daily net assets(b)                      .54%        .53%          .59%         .60%      .60%
Ratio of net investment income (loss) to average daily net assets    2.54%       5.74%         4.99%        4.72%     5.04%
Total return(c)                                                      2.60%       5.89%         5.11%        4.84%     5.16%
Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) Total return does not reflect the expenses that apply to the subaccounts or the policies.

The information in these tables has been audited by KPMG LLP, independent auditors. The independent auditors' report and additional information about the performance of each Fund are contained in the Funds' annual report which, if not included with this prospectus, may be obtained without charge.


26p   IDS LIFE SERIES FUND, INC. -- PROSPECTUS

(logo)
AMERICAN
 EXPRESS

Additional information about the Fund and its investments is available in the Fund's SAI, annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund during the last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report or the semiannual report, or to make inquiries about the Fund, contact IDS Life Series Fund, Inc.

IDS Life Series Fund, Inc.
70100 AXP Financial Center
Minneapolis, MN 55474
800-862-7919
TTY: 800-846-4852

You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act File #811-4299

                                                              S-6191-99 T (6/02)

                       STATEMENT OF ADDITIONAL INFORMATION
                                       FOR
                           IDS LIFE SERIES FUND, INC.
                                EQUITY PORTFOLIO
                             EQUITY INCOME PORTFOLIO
                         GOVERNMENT SECURITIES PORTFOLIO
                                 INCOME PORTFOLIO
                         INTERNATIONAL EQUITY PORTFOLIO
                                MANAGED PORTFOLIO
                             MONEY MARKET PORTFOLIO

References to the "Fund" throughout the remainder of this Statement of Additional Information (SAI) refer to Equity Portfolio, Equity Income Portfolio, Government Securities Portfolio, Income Portfolio, International Equity Portfolio, Managed Portfolio and Money Market Portfolio, singularly or collectively as the context requires.


                                  June 28, 2002


This SAI is not a prospectus. It should be read together with the prospectus and the financial statements contained in the most recent Annual Report to shareholders (Annual Report) that may be obtained from your financial advisor or by writing to IDS Life Series Fund, Inc., 70100 AXP Financial Center, Minneapolis, MN 55474 or by calling (800)-862-7919.

The Independent Auditors' Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the Annual Report are incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference. The prospectus for the Fund, dated the same date as this SAI, also is incorporated in this SAI by reference.

IDS Life Series Fund, Inc.
-------------------------------------------------------------------------------



Table of Contents

Fundamental Investment Policies                                      p.  3

Investment Strategies and Types of Investments                       p.  7

Information Regarding Risks and Investment Strategies                p. 10

Security Transactions                                                p. 25

Brokerage Commissions Paid to Brokers Affiliated with IDS Life       p. 27

Performance Information                                              p. 28

Valuing Fund Shares                                                  p. 30

Selling Shares                                                       p. 31

Capital Loss Carryover                                               p. 31

Taxes                                                                p. 32

Agreements                                                           p. 32

Organizational Information                                           p. 33

Board Members and Officers                                           p. 35

Compensation for Board Members                                       p. 36


Independent Auditors                                                 p. 36

Appendix: Description of Ratings                                     p. 37


                                      --2--

IDS Life Series Fund, Inc.
-------------------------------------------------------------------------------


Fundamental Investment Policies

Fundamental investment policies adopted by the Fund cannot be changed without the approval of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act).

Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

The policies below are fundamental policies that apply to the Fund and may be changed only with shareholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Fund will not:

Equity Portfolio

o Underwrite securities of other issuers. However, this shall not preclude the purchase of securities for investment, on original issue or otherwise, and shall not preclude the acquisition of Fund securities under circumstances where the Fund would not be free to sell them without being deemed an underwriter for purposes of the Securities Act of 1933 (1933 Act) and without registration of such securities or the filing of a notification under that Act, or the taking of similar action under other securities laws relating to the sale of securities.
o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.
o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.
o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.
o  Lend Fund securities in excess of 30% of its net assets, at market value.
o Invest more than 5% of its total assets, at market value, in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities. Up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.
o Borrow money or property except as a temporary measure for extraordinary or emergency purposes, and in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Fund will not purchase additional securities at any time borrowing for temporary purposes exceeds 5%.
o Concentrate its investments in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means no more than 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.
o  Purchase more than 10% of the outstanding voting securities of an issuer.
o  Issue senior securities, except as permitted under the 1940 Act.

                                      --3--

IDS Life Series Fund, Inc.
-------------------------------------------------------------------------------


Equity Income Portfolio

o Underwrite securities of other issuers. However, this shall not preclude the purchase of securities for investment, on original issue or otherwise, and shall not preclude the acquisition of Fund securities under circumstances where the Fund would not be free to sell them without being deemed an underwriter for purposes of the 1933 Act and without registration of such securities or the filing of a notification under that Act, or the taking of similar action under other securities laws relating to the sale of securities.
o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts.
o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.
o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.
o  Lend Fund securities in excess of 30% of its net assets.
o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.
o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.

o Concentrate in any one industry. According to the present interpretation by the SEC, this means no more than 25% of the Fund's total assets, based on current market value at the time of purchase, can be invested in any one industry.

o  Purchase more than 10% of the outstanding voting securities of an issuer.
o  Issue senior securities, except as permitted under the 1940 Act.

Government Securities Portfolio

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.
o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.
o  Lend Fund securities in excess of 30% of its net assets, at market value.
o Invest more than 5% of its total assets, at market value, in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities. Up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.
o Borrow money or property except as a temporary measure for extraordinary or emergency purposes, and in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Fund will not purchase additional Fund securities at any time borrowing for temporary purposes exceeds 5%. The Fund has not borrowed in the past and has no present intention to borrow.
o  Issue senior securities, except as permitted under the 1940 Act.

                                      --4--

IDS Life Series Fund, Inc.
-------------------------------------------------------------------------------


Income Portfolio

o Underwrite securities of other issuers. However, this shall not preclude the purchase of securities for investment, on original issue or otherwise, and shall not preclude the acquisition of Fund securities under circumstances where the Fund would not be free to sell them without being deemed an underwriter for purposes of the 1933 Act and without registration of such securities or the filing of a notification under that Act, or the taking of similar action under other securities laws relating to the sale of securities.
o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.
o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.
o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.
o  Lend Fund securities in excess of 30% of its net assets, at market value.
o Invest more than 5% of its total assets, at market value, in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities. Up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.
o Borrow money or property except as a temporary measure for extraordinary or emergency purposes, and in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Fund will not purchase additional securities at any time borrowing for temporary purposes exceeds 5%.

o Concentrate in any one industry. According to the present interpretation of the SEC, this means no more than 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

o  Purchase more than 10% of the outstanding voting securities of an issuer.
o  Issue senior securities, except as permitted under the 1940 Act.

International Equity Portfolio

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them. It may be considered an underwriter under securities laws when its sells restricted securities.
o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.
o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.
o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.
o  Lend Fund securities in excess of 30% of its net assets, at market value.
o Invest more than 5% of its total assets, at market value, in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities. Up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.
o Borrow money or property except as a temporary measure for extraordinary or emergency purposes, and in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Fund will not purchase additional Fund securities at any time borrowing for temporary purposes exceeds 5%.
o Concentrate in any one industry. According to the present interpretation by the SEC, this means no more than 25% of a Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.
o  Purchase more than 10% of the outstanding voting securities of an issuer.
o  Issue senior securities, except as permitted under the 1940 Act.

                                      --5--
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IDS Life Series Fund, Inc.
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Managed Portfolio

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.
o  Purchase more than 10% of the outstanding voting securities of an issuer.
o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.
o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.
o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.
o  Lend Fund securities in excess of 30% of its net assets, at market value.
o Invest more than 5% of its total assets, at market value, in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities. Up to 25% of this Fund's total assets may be invested without regard to this 5% limitation.
o Borrow money or property except as a temporary measure for extraordinary or emergency purposes, and in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Fund will not purchase additional Fund securities at any time borrowing for temporary purposes exceeds 5%.
o Concentrate in any one industry. (According to the present interpretation of the staff of the SEC this means no more than 25% of the Fund's total assets, based on current market value at the time of purchase, can be invested in any one industry).
o  Issue senior securities, except as permitted under the 1940 Act.

Money Market Portfolio

o Act as an underwriter (sell securities for others). However, under securities laws the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.
o  Buy or sell real estate, commodities, or commodity contracts.
o Make cash loans. However, it does make short-term investments which it may have an agreement with the seller to reacquire.
o  Lend Fund securities in excess of 30% of its net assets, at market value.
o Invest more than 5% of its total assets, at market value, in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities.
o Borrow money or property except as a temporary measure for extraordinary or emergency purposes, and in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Fund will not purchase additional Fund securities at any time borrowing for temporary purposes exceeds 5%.
o  Buy on margin or sell short.
o Invest in exploration or development programs, such as oil, gas or mineral programs.
o Purchase common stocks, preferred stocks, warrants, other equity securities, corporate bonds or debentures, state bonds, municipal bonds, or industrial revenue bonds.
o Invest more than 25% of the Fund's assets taken at market value in any particular industry, except there is no limitation with respect to investing in U.S. government or agency securities and bank obligations. Investments are varied according to what is judged advantageous under different economic conditions.
o  Issue senior securities, except as permitted under the 1940 Act.

Except for the fundamental investment policies listed above, the other investment policies described in the prospectus and in this SAI are not fundamental and may be changed by the board at any time.

                                      --6--
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IDS Life Series Fund, Inc.
-------------------------------------------------------------------------------


Investment Strategies And Types Of Investments


This table shows various investment strategies and investments that many funds are allowed to engage in and purchase. It also lists certain percentage guidelines that are generally followed by the Fund's investment manager. It is intended to show the breadth of investments that the investment manager may make on behalf of the Fund. For a description of principal risks, please see the prospectus. Notwithstanding the Fund's ability to utilize these strategies and techniques, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to hedge against certain types of risk, these practices are left to the investment manager's sole discretion.

                                                                             Allowable for the Fund?

                                                       Equity     Equity   Government    Income   International  Managed    Money
                                                      Portfolio   Income   Securities   Portfolio    Equity     Portfolio  Market
Investment strategies & types of investments:                    Portfolio  Portfolio               Portfolio             Portfolio
Agency and Government Securities                       yes        yes        yes         yes         yes         yes       yes

Borrowing                                              yes        yes        yes         yes         yes         yes       yes

Cash/Money Market Instruments                          yes        yes        yes         yes         yes         yes       yes
Collateralized Bond Obligations                        yes        yes        yes         yes         yes         yes        no
Commercial Paper                                       yes        yes        yes         yes         yes         yes       yes
Common Stock                                           yes        yes        yes         yes         yes         yes        no
Convertible Securities                                 yes        yes        yes         yes         yes         yes        no
Corporate Bonds                                        yes        yes        yes         yes         yes         yes       yes
Debt Obligations                                       yes        yes        yes         yes         yes         yes       yes
Depositary Receipts                                    yes        yes        yes         yes         yes         yes        no
Derivative Instruments                                 yes        yes        yes         yes         yes         yes        no
Foreign Currency Transactions                          yes        yes        yes         yes         yes         yes        no
Foreign Securities                                     yes        yes        yes         yes         yes         yes       yes

Funding Agreements                                      no         no         no          no          no          no       yes

High-Yield (High-Risk) Securities (Junk Bonds)         yes        yes         no         yes          no         yes        no
Illiquid and Restricted Securities                     yes        yes        yes         yes         yes         yes       yes
Indexed Securities                                     yes        yes        yes         yes         yes         yes        no
Inverse Floaters                                        no         no        yes         yes          no         yes        no
Investment Companies                                   yes        yes        yes         yes         yes          no        no
Lending of Portfolio Securities                        yes        yes        yes         yes         yes         yes       yes
Loan Participations                                    yes        yes        yes         yes         yes         yes        no
Mortgage- and Asset-Backed Securities                  yes        yes        yes         yes         yes         yes        no
Mortgage Dollar Rolls                                   no         no        yes         yes          no         yes        no
Municipal Obligations                                  yes        yes        yes         yes         yes         yes        no
Preferred Stock                                        yes        yes        yes         yes         yes         yes        no
Real Estate Investment Trusts                          yes        yes        yes         yes         yes         yes        no
Repurchase Agreements                                  yes        yes        yes         yes         yes         yes       yes
Reverse Repurchase Agreements                          yes        yes        yes         yes         yes         yes        no
Short Sales                                             no         no         no          no          no          no        no
Sovereign Debt                                         yes        yes        yes         yes         yes         yes        no
Structured Products                                    yes        yes        yes         yes         yes         yes        no
Variable- or Floating-Rate Securities                  yes        yes        yes         yes         yes         yes       yes
Warrants                                               yes        yes        yes         yes         yes         yes        no
When-Issued Securities                                 yes        yes        yes         yes         yes         yes       yes
Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities   yes        yes        yes         yes         yes         yes        no

                                     --7--

IDS Life Series Fund, Inc.
-------------------------------------------------------------------------------


The following are guidelines that may be changed by the board at any time:

For Equity Portfolio:


o Under normal market conditions, the Fund will invest at least 80% of its net assets in equity securities. The Fund will provide shareholders with at least 60 days notice of any change in the 80% policy.

o Neither foreign investments nor derivative instruments will exceed 25% of the Fund's total assets.
o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.
o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.
o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.
o  The Fund will not invest in a company to control or manage it.
o  The Fund will not buy on margin or sell short.
o The Fund will not invest in securities of any investment company except in the open market where no commission or profit to a sponsor or dealer results from such purchase other than customary broker's commission. The Fund does not intend to invest in such securities but may do so to the extent of not more than 5% of its total assets (taken at market or other current value).

For Equity Income Portfolio:


o Under normal market conditions, the Fund will invest at least 80% of its net assets in equity securities. The Fund will provide shareholders with at least 60 days notice of any change in the 80% policy.

o No more than 20% of the Fund's net assets may be invested in bonds below investment grade unless the bonds are convertible securities.
o  The Fund may invest up to 25% of its total assets in foreign investments.
o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.
o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.
o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.
o The Fund will not buy on margin or sell short, except the Fund may make margin payments in connection with transactions in futures contracts.
o  The Fund will not invest in a company to control or manage it.
o The Fund will not invest more than 10% of its total assets in securities of investment companies.

For Government Securities Portfolio:


o Under normal market conditions, the Fund will invest at least 80% of its net assets in securities issued or guaranteed as to principal and interest by the U.S. government and its agencies. The Fund will provide shareholders with at least 60 days notice of any change in the 80% policy.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.
o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.
o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.
o  The Fund will not invest in a company to control or management it.
o The Fund will not buy on margin or sell short, except that it may enter into interest rate futures contracts.
o The Fund will not invest in securities of investment companies except by purchase in the open market where the dealer's or sponsor's profit is just the regular commission.


                                      --8--

IDS Life Series Fund, Inc.
-------------------------------------------------------------------------------


For Income Portfolio:

o Under normal market conditions, the Fund primarily invests in debt securities. At least 50% of its net assets are invested in corporate bonds of the four highest ratings, in other corporate bonds the investment manager believes have the same investment qualities and in both U.S. and foreign government bonds.
o  The Fund may invest up to 25% of its total assets in foreign investments.
o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.
o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.
o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.
o  The Fund will not invest in a company to control or management it.
o  The Fund will not buy on margin or sell short.
o The Fund will not invest in securities of any investment company except in the open market where no commission or profit to a sponsor or dealer results from such purchase other than customary broker's commission. The Fund does not intent to invest in such securities but may do so to the extent of not more than 5% of its total assets (taken at market or other current value).

For International Equity Portfolio:


o Under normal market conditions, the Fund will invest at least 80% of its net assets in equity securities of companies located outside of the U.S. The Fund will provide shareholders with at least 60 days notice of any change in the 80% policy.

o The Fund will not invest more than 10% of its net assets, at market, in securities of investment companies.
o  The Fund will not invest in a company to control or manage it.
o The Fund will not buy on margin or sell short, but the Fund may make margin payments in connection with transactions in stock index future contracts.
o Normally, investments in U.S. issuers will constitute less than 20% of the Fund's investments. However, as a temporary measure, the Fund may invest any portion of its assets in securities of U.S. issuers that appear to have greater potential for superior growth than foreign securities.
o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.
o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.
o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

For Managed Portfolio:

o The Fund invests in common and preferred stocks, convertible securities, derivative instruments, foreign securities and money market instruments. The portfolio manager continuously will adjust the mix of investments subject to the following three net asset limits: 1) up to 75% in equity securities (stocks), 2) up to 75% in bonds or other debt securities, and 3) up to 100% in money market instruments.
o Of the assets invested in bonds, at least 50% will be in corporate bonds of the four highest ratings, in other corporate bonds the investment manager believes have the same investment qualities, and in government bonds. For the other 50% invested in corporate bonds, there is no minimum rating requirement.
o  The Fund may invest up to 25% of its total assets in foreign investments.
o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.
o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.
o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.
o  The Fund will not invest in a company to control or manage it.
o The Fund will not buy on margin or sell short, but it may make margin payments in connection with transactions in futures contracts.
o The Fund will not invest in securities of investment companies except by purchases in the open market where the dealer's or sponsor's profit is just the regular commission.

For Money Market Portfolio:

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.
o Invest in an investment company beyond 5% of its total assets taken at market and then only on the open market where the dealer's or sponsor's profit is just the regular commission. However, the Fund will not purchase or retain the securities of other open-end investment companies.

                                      --9--

IDS Life Series Fund, Inc.
-------------------------------------------------------------------------------


Information Regarding Risks and Investment Strategies

RISKS
The following is a summary of common risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or investment strategy). Please remember that a mutual fund's risk profile is largely defined by the fund's primary securities and investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk may be associated with the Fund at any time (for a description of principal risks, please see the prospectus):

Call/Prepayment Risk
The risk that a bond or other security might be called (or otherwise converted, prepaid, or redeemed) before maturity. This type of risk is closely related to "reinvestment risk."


Company Risk
The prospects for a company may vary because of a variety of factors, including the success of the company, disappointing earnings, or changes in the competitive environment. As a result, the success of the companies in which the Fund invests will affect the Fund's performance.


Correlation Risk
The risk that a given transaction may fail to achieve its objectives due to an imperfect relationship between markets. Certain investments may react more negatively than others in response to changing market conditions.

Credit Risk
The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Junk bonds have greater price fluctuations and are more likely to experience a default than investment grade bonds.

Event Risk
Occasionally, the value of a security may be seriously and unexpectedly changed by a natural or industrial accident or occurrence.

Foreign/Emerging Markets Risk
The following are all components of foreign/emerging markets risk:

Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social, and political) in emerging market countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.


Funding Agreements
The Fund may invest in funding agreements issued by domestic insurance companies. Funding agreements are short-term, privately placed, debt obligations of insurance companies that offer a fixed- or floating-rate of interest. These investments are not readily marketable and therefore are considered to be illiquid securities. (See also Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with funding agreements include: Credit Risk and Liquidity Risk.


Inflation Risk
Also known as purchasing power risk, inflation risk measures the effects of continually rising prices on investments. If an investment's yield is lower than the rate of inflation, your money will have less purchasing power as time goes on.

                                     --10--

IDS Life Series Fund, Inc.
-------------------------------------------------------------------------------



Interest Rate Risk
The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a bond, the higher its yield and the greater its sensitivity to changes in interest rates.

Issuer Risk
The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Legal/Legislative Risk
Congress and other governmental units have the power to change existing laws affecting securities. A change in law might affect an investment adversely.

Leverage Risk
Some derivative investments (such as options, futures, or options on futures) require little or no initial payment and base their price on a security, a currency, or an index. A small change in the value of the underlying security, currency, or index may cause a sizable gain or loss in the price of the instrument.

Liquidity Risk
Securities may be difficult or impossible to sell at the time that the Fund would like. The Fund may have to lower the selling price, sell other investments, or forego an investment opportunity.

Management Risk
The risk that a strategy or selection method utilized by the investment manager may fail to produce the intended result. When all other factors have been accounted for and the investment manager chooses an investment, there is always the possibility that the choice will be a poor one.

Market Risk
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Reinvestment Risk
The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

Sector/Concentration Risk
Investments that are concentrated in a particular issuer, geographic region, or industry will be more susceptible to changes in price (the more you diversify, the more you spread risk).

Small Company Risk
Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

INVESTMENT STRATEGIES
The following information supplements the discussion of the Fund's investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes many strategies that many mutual funds use and types of securities that they purchase. Please refer to the section entitled Investment Strategies and Types of Investments to see which are applicable to the Fund.

Agency and Government Securities
The U.S. government and its agencies issue many different types of securities. U.S. Treasury bonds, notes, and bills and securities including mortgage pass through certificates of the Government National Mortgage Association (GNMA) are guaranteed by the U.S. government. Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises but are not guaranteed by the U.S. government. This may increase the credit risk associated with these investments.

Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance Corporation, Federal Home Loan Bank, FHLMC, FNMA, Student Loan Marketing Association (SLMA), and Resolution Trust Corporation (RTC). Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. Agency and government securities are subject to the same concerns as other debt obligations. (See also Debt Obligations and Mortgage- and Asset-Backed Securities.)

                                     --11--

IDS Life Series Fund, Inc.
-------------------------------------------------------------------------------


Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include:
Call/Prepayment Risk, Inflation Risk, Interest Rate Risk, Management Risk, and Reinvestment Risk.

Borrowing

The Fund may borrow money for temporary or emergency purposes and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as derivative instruments). Borrowings are subject to costs (in addition to any interest that may be paid) and typically reduce the Fund's total return. Except as qualified above, however, the Fund will not buy securities on margin.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Inflation Risk and Management Risk.

Cash/Money Market Instruments
The Fund may maintain a portion of its assets in cash and cash-equivalent investments. Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. The Fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject the Fund to certain costs and expenses.


See the appendix for a discussion of securities ratings.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk, Inflation Risk, and Management Risk.

Collateralized Bond Obligations

Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into "tiers." Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments--money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, earns them investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield (High-Risk) Securities (Junk Bonds).)


Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, and Management Risk.

Commercial Paper
Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk, Liquidity Risk, and Management Risk.

Common Stock
Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Issuer Risk, Management Risk, Market Risk, and Small Company Risk.

Convertible Securities
Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common preferred or other securities of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such

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as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Call/Prepayment Risk, Interest Rate Risk, Issuer Risk, Management Risk, Market Risk, and Reinvestment Risk.

Corporate Bonds

Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government agency or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield (High-Risk) Securities (Junk Bonds).)


Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as "debentures." See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Debt Obligations
Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.


As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield (High-Risk) Securities (Junk Bonds).)


All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating organization or their rating systems, the Fund will attempt to use comparable ratings as standards for selecting investments.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

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Depositary Receipts
Some foreign securities are traded in the form of American Depositary Receipts
(ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks of other investments in foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, Management Risk, and Market Risk.

Derivative Instruments
Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, or an index. A small change in the value of the underlying security, currency, or index can cause a sizable percentage gain or loss in the price of the derivative instrument.

Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as "futures contracts." Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.

Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If the Fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, CBOE, or NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

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Futures Contracts. A futures contract is a sales contract between a buyer
(holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Futures contracts may be based on various securities, securities indices (such as the S&P 500 Index), foreign currencies and other financial instruments and indices.

Options on Futures Contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor's obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

Options on Stock Indexes. Options on stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level.


Tax Treatment. As permitted under federal income tax laws and to the extent the Fund is allowed to invest in futures contracts, the Fund intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If the Fund is using short futures contracts for hedging purposes, the Fund may be required to defer recognizing losses incurred on short futures contracts and on underlying securities.


Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, the Fund will either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

Other Risks of Derivatives.

The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager's ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

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Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Another risk is caused by the legal unenforcibility of a party's obligations under the derivative. A counterparty that has lost money in derivatives may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(See also Foreign Currency Transactions.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Currency Transactions

Investments in foreign countries usually involve currencies of foreign countries. In addition, the Fund may hold cash and cash-equivalent investments in foreign currencies. As a result, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, the Fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing the Fund's NAV to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.


Spot Rates and Derivative Instruments. The Fund conducts its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts) as a hedge against fluctuations in future foreign exchange rates. (See also Derivative Instruments). These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

The Fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a forward contract, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

The Fund also may enter into forward contracts when management of the Fund believes the currency of a particular foreign country may change in relationship to another currency. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency.

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The Fund will designate cash or securities in an amount equal to the value of the Fund's total assets committed to consummating forward contracts entered into under the second circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Fund's commitments on such contracts.

At maturity of a forward contract, the Fund may either sell the security and make delivery of the foreign currency or retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract with the same currency trader obligating it to buy, on the same maturity date, the same amount of foreign currency.

If the Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or loss (as described below) to the extent there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline between the date the Fund enters into a forward contract for selling foreign currency and the date it enters into an offsetting contract for purchasing the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

It is impossible to forecast what the market value of securities will be at the expiration of a contract. Accordingly, it may be necessary for the Fund to buy additional foreign currency on the spot market (and bear the expense of that purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

The Fund's dealing in forward contracts will be limited to the transactions described above. This method of protecting the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Although the Fund values its assets each business day in terms of U.S. dollars, it does not intend to convert its foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Options on Foreign Currencies. The Fund may buy put and call options and write covered call and cash-secured put options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, the Fund may buy put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

Conversely, where a change in the dollar value of a currency would increase the cost of securities the Fund plans to buy, the Fund may buy call options on the foreign currency. The purchase of the options could offset, at least partially, the changes in exchange rates.

As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.

The Fund may write options on foreign currencies for the same types of hedging purposes. For example, when the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of securities will be fully or partially offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Fund to hedge increased cost up to the amount of the premium.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the

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writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if the Fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Foreign Currency Futures and Related Options. The Fund may enter into currency futures contracts to buy or sell currencies. It also may buy put and call options and write covered call and cash-secured put options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. The Fund may use currency futures for the same purposes as currency forward contracts, subject to Commodity Futures Trading Commission (CFTC) limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of the Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of the Fund's investments denominated in that currency over time.

The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations. The Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.

(See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Correlation Risk, Interest Rate Risk, Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Securities
Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems

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could cause the investor to miss attractive investment opportunities. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The introduction of a single currency, the euro, on January 1, 1999 for participating European nations in the Economic and Monetary Union ("EU") presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom, and Greece into the euro and the admission of other non-EU countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk, Issuer Risk, and Management Risk.

High-Yield (High-Risk) Securities (Junk Bonds)
High yield (high-risk) securities are sometimes referred to as "junk bonds." They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

The lower-quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for and adversely affect the value of such securities.

All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no

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established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Legislation may be adopted from time to time designed to limit the use of certain lower quality and comparable unrated securities by certain issuers.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield (high-risk) securities include:
Call/Prepayment Risk, Credit Risk, Currency Risk, Interest Rate Risk, and Management Risk.

Illiquid and Restricted Securities
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments.

To the extent the Fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for such securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for the Fund to sell such an investment promptly and at an acceptable price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include:
Liquidity Risk and Management Risk.

Indexed Securities
The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk, Management Risk, and Market Risk.

Inverse Floaters
Inverse floaters are created by underwriters using the interest payment on securities. A portion of the interest received is paid to holders of instruments based on current interest rates for short-term securities. The remainder, minus a servicing fee, is paid to holders of inverse floaters. As interest rates go down, the holders of the inverse floaters receive more income and an increase in the price for the inverse floaters. As interest rates go up, the holders of the inverse floaters receive less income and a decrease in the price for the inverse floaters. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inverse floaters include: Interest Rate Risk and Management Risk.

Investment Companies
The Fund may invest in securities issued by registered and unregistered investment companies. These investments may involve the duplication of advisory fees and certain other expenses.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the securities of other investment companies include: Management Risk and Market Risk.

Lending of Portfolio Securities
The Fund may lend certain of its portfolio securities to broker-dealers. The current policy of the Fund's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Fund receives the market price in cash, U.S. government securities, letters of credit, or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Fund will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Fund receives cash payments equivalent to all interest or other distributions paid on the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest, or other distributions on the securities loaned.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include:
Credit Risk and Management Risk.

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Loan Participations
Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk and Management Risk.

Mortgage- and Asset-Backed Securities
Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity.

The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage- and asset-backed securities include:
Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Liquidity Risk, and Management Risk.

Mortgage Dollar Rolls
Mortgage dollar rolls are investments whereby an investor would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While an investor would forego principal and interest paid on the mortgage-backed securities during the roll period, the investor would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

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Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Credit Risk, Interest Rate Risk, and Management Risk.

Municipal Obligations
Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within territorial boundaries of the United States (including the District of Columbia and Puerto Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either "general obligations" or "revenue obligations."

General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Event Risk, Inflation Risk, Interest Rate Risk, Legal/Legislative Risk, and Market Risk.

Preferred Stock
Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk, Management Risk, and Market Risk.

Real Estate Investment Trusts
Real estate investment trusts (REITs) are entities that manage a portfolio of real estate to earn profits for their shareholders. REITs can make investments in real estate such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Additionally, the failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with REITs include: Issuer Risk, Management Risk, and Market Risk.

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Repurchase Agreements
The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk and Management Risk.

Reverse Repurchase Agreements
In a reverse repurchase agreement, the investor would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk, Interest Rate Risk, and Management Risk.

Short Sales
With short sales, an investor sells a security that it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the investor must borrow the security to make delivery to the buyer. The investor is obligated to replace the security that was borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the investor sold the security. A fund that is allowed to utilize short sales will designate cash or liquid securities to cover its open short positions. Those funds also may engage in "short sales against the box," a form of short-selling that involves selling a security that an investor owns (or has an unconditioned right to purchase) for delivery at a future date. This technique allows an investor to hedge protectively against anticipated declines in the market of its securities. If the value of the securities sold short increased between the date of the short sale and the date on which the borrowed security is replaced, the investor loses the opportunity to participate in the gain. A "short sale against the box" will result in a constructive sale of appreciated securities thereby generating capital gains to the Fund.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Management Risk and Market Risk.

Sovereign Debt
A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with sovereign debt include: Credit Risk, Foreign/Emerging Markets Risk, and Management Risk.

Structured Products
Structured products are over-the-counter financial instruments created specifically to meet the needs of one or a small number of investors. The instrument may consist of a warrant, an option, or a forward contract embedded in a note or any of a wide variety of debt, equity, and/or currency combinations. Risks of structured products include the inability to close such instruments, rapid changes in the market, and defaults by other parties. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with structured products include: Credit Risk, Liquidity Risk, and Management Risk.

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Variable- or Floating-Rate Securities
The Fund may invest in securities that offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes.

Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

Variable-rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include:
Credit Risk and Management Risk.

Warrants
Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Management Risk and Market Risk.

When-Issued Securities and Forward Commitments
When-issued securities and forward commitments involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve the risk of loss if the value of security to be purchased declines prior the settlement date and the risk that the security will not be issued as anticipated. If the security is not issued as anticipated, the Fund may lose the opportunity to obtain a price and yield considered to be advantageous.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities and forward commitments include: Credit Risk and Management Risk.

Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities
These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with zero-coupon, step-coupon, and pay-in-kind securities include: Credit Risk, Interest Rate Risk, and Management Risk.

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Security Transactions


Subject to policies set by the board, IDS Life Insurance Company (IDS Life) is authorized to determine, consistent with the Fund's investment goal and policies, which securities will be purchased, held, or sold. In determining where the buy and sell orders are to be placed, IDS Life has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the board. IDS Life intends to direct American Express Financial Corporation (AEFC) to execute trades and negotiate commissions on its behalf. In selecting broker-dealers to execute transactions, AEFC may consider the price of the security, including commission or mark-up, the size and difficulty of the order, the reliability, integrity, financial soundness, and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker. These services are covered by the Investment Advisory Agreement between IDS Life and AEFC. When AEFC acts on IDS Life's behalf for the Fund, it follows the guidelines stated below.

The Fund, AEFC, and IDS Life each have a strict Code of Ethics that prohibits its affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for any fund or trust for which it acts as investment manager.


The Fund's securities may be traded on a principal rather than an agency basis. In other words, AEFC will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. AEFC does not pay the dealer commissions. Instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a policy authorizing IDS Life to do so to the extent authorized by law, if IDS Life determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or IDS Life's or AEFC's overall responsibilities with respect to the Fund and the other funds for which they act as investment managers.

Research provided by brokers supplements AEFC's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business, and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software, or personal contact by telephone or at seminars or other meetings. AEFC has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management, and trading functions and other services to the extent permitted under an interpretation by the SEC.

When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, IDS Life must follow procedures authorized by the board. To date, three procedures have been authorized. One procedure permits IDS Life to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits IDS Life, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits IDS Life, in order to obtain research and brokerage services, to cause the Fund to pay a commission in excess of the amount another broker might have charged. IDS Life has advised the Fund that it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but IDS Life believes it may obtain better overall execution. IDS Life has represented that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.

All other transactions will be placed on the basis of obtaining the best available price and the most favorable execution. In so doing, if in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by IDS Life and AEFC in providing advice to all the funds and accounts advised by IDS Life even though it is not possible to relate the benefits to any particular fund.


Each investment decision made for the Fund is made independently from any decision made for another portfolio, fund, or other account advised by IDS Life or any of its subsidiaries. When the Fund buys or sells the same security as another portfolio, fund, or account, IDS Life carries out the purchase or sale in a way the Fund agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the Fund, the Fund hopes to gain an overall advantage in execution. On occasion, the Fund may purchase or sell a security simultaneously in order to profit from short-term price disparities.

                                     --25--

IDS Life Series Fund, Inc.
-------------------------------------------------------------------------------



On a periodic basis, IDS Life makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency, and research services.

For fiscal years noted below, each Fund paid the following total brokerage commissions. Substantially all firms through whom transactions were executed provide research services.


Fund                                      Fiscal year 2002     Fiscal year 2001     Fiscal year 2000
Equity Portfolio                             $3,915,560          $2,151,868        $1,667,398
Equity Income Portfolio                           7,007               6,932             1,290
Government Securities Portfolio                      --                  --                --
Income Portfolio                                  4,304               1,449             1,063
International Equity Portfolio                1,992,911           2,636,720         1,482,400
Managed Portfolio                               396,889             321,781           472,759
Money Market Portfolio                               --                  --                --

In fiscal year 2002, the following transactions and commissions were specifically directed to firms in exchange for research services:

Fund                                                             Transactions          Commissions
Equity Portfolio                                                $17,601,455           $42,040
Equity Income Portfolio                                                  --                --
Government Securities Portfolio                                          --                --
Income Portfolio                                                         --                --
International Equity Portfolio                                           --                --
Managed Portfolio                                                 3,225,795             4,200
Money Market Portfolio                                                   --                --

As of the end of the most recent fiscal year, Government Securities and International Equity Portfolios held no securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities.


As of the end of the most recent fiscal year, each Fund held securities of its regular brokers or dealers of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below:


                                                                              Value of securities
Fund                       Name of issuer                                 owned at end of fiscal year
Equity Portfolio          Salomon Smith Barney                                    $2,894,612
Equity Income Portfolio   FleetBoston Financial                                       35,830
                          J.P. Morgan Chase                                           52,475
                          Lehman Brothers Holdings                                   192,339
                          Morgan Stanley, Dean Witter & Co.                           94,724
Income Portfolio          E*TRADE Group                                               79,410
                          LaBranche                                                  272,421
                          Morgan Stanley, Dean Witter & Co.                          542,944
Managed Portfolio         Bank of America                                          6,523,200
                          Goldman Sachs Group                                      1,181,250
                          LaBranche                                                  528,070
                          Lehman Brothers Holdings                                 1,180,000
                          Morgan Stanley, Dean Witter & Co.                        1,628,833
                          Schwab (Charles)                                         1,366,800
Money Market Portfolio    Fleet Funding                                              994,269
                          Goldman Sachs Group                                        997,653
                          Morgan Stanley, Dean Witter & Co.                        2,692,976



                                    --26--

IDS Life Series Fund, Inc.
-------------------------------------------------------------------------------

The Fund's portfolio turnover rate indicates changes in its portfolio of securities and will vary from year to year. For Equity Portfolio, portfolio turnover rate increased as the fund reacted to continued negative earnings announcements, particularly in technology holdings. Given the volatility of the market, turnover is likely to remain above average for this Portfolio.


The portfolio turnover rates for the two most recent fiscal years were as follows:


Fund                                    Fiscal year 2002     Fiscal year 2001
Equity Portfolio                              228%                 136%
Equity Income Portfolio                        39                  112
Government Securities Portfolio                39                   76
Income Portfolio                               98                   83
International Equity Portfolio                224                  209
Managed Portfolio                             100                   69


Brokerage Commissions Paid to Brokers Affiliated with IDS Life


Affiliates of American Express Company (IDS Life is a wholly-owned indirect subsidiary) may engage in brokerage and other securities transactions on behalf of the Fund according to procedures adopted by the board and to the extent consistent with applicable provisions of the federal securities laws. IDS Life will use an American Express affiliate only if (i) IDS Life determines that the Fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Fund and (ii) the affiliate charges the Fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.

No brokerage commissions were paid to brokers affiliated with IDS Life for the three most recent fiscal years for Government Securities, Income and International Equity Portfolios.

Information about brokerage commissions paid by the Fund for the last three fiscal years to brokers affiliated with IDS Life is contained in the following table:

As of the end of fiscal year                                     2002                               2001              2000
                                                                                   Percent of
                                                                                aggregate dollar
                                                                                    amount of
                                                   Aggregate dollar  Percent of   transactions Aggregate dollar  Aggregate dollar
                                                       amount of      aggregate     involving      amount of        amount of
                                        Nature of     commissions     brokerage    payment of     commissions      commissions
Fund                 Broker            affiliation  paid to broker   commissions   commissions  paid to broker   paid to broker

Equity              American                 *         $3,120          0.08%           0.06%         $435           $5,790
Portfolio           Enterprise
                    Investment
                    Services Inc.

Equity              American                 *         $    0            --%             --%         $  8           $   11
Income              Enterprise
Portfolio           Investment
                    Services Inc.

Managed             American                 *         $    0            --%             --%         $600           $2,700
Portfolio           Enterprise
                    Investment
                    Services Inc.

* Wholly-owned subsidiary of IDS Life.

                                     --27--

IDS Life Series Fund, Inc.
-------------------------------------------------------------------------------



Performance Information

The Fund may quote various performance figures to illustrate past performance. Average annual total return and current yield quotations, if applicable, used by the Fund are based on standardized methods of computing performance as required by the SEC. An explanation of the methods used by the Fund to compute performance follows below.

AVERAGE ANNUAL TOTAL RETURN
The Fund may calculate average annual total return for a class for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                        P(1 + T)(to the power of n) = ERV

where:                  P = a hypothetical initial payment of $1,000
                        T = average annual total return
                        n = number of years
                      ERV = ending redeemable value of a hypothetical $1,000
                            payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

AGGREGATE TOTAL RETURN
The Fund may calculate aggregate total return for a class for certain periods representing the cumulative change in the value of an investment in the Fund over a specified period of time according to the following formula:

                                     ERV - P
                                   ----------
                                        P

where:                  P = a hypothetical initial payment of $1,000
                      ERV = ending redeemable value of a hypothetical $1,000
                            payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

ANNUALIZED YIELD
Government Securities and Income Portfolios - The Fund may calculate an annualized yield by dividing the net investment income per share deemed earned during a 30-day period by the net asset value per share on the last day of the period and annualizing the results.

Yield is calculated according to the following formula:

                  Yield = 2[(a - b + 1)(to the power of 6) - 1]
                            ------
                              cd

where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements)
                        c = the average daily number of shares outstanding
                            during the period that were entitled to receive dividends
                        d = the maximum offering price per share on the last day
                            of the period


Annualized yield based on the 30-day period ending April 30, 2002 for Government Securities Portfolio was 4.85% and Income Portfolio's yield was 3.79%. IDS Life agreed to a voluntary limitation of non-advisory expenses at an annual charge not to exceed 0.10% of the daily net assets of the Fund.


Money Market Portfolio calculates annualized simple and compound yields based on a seven-day period.

The simple yield is calculated by:

o (a) determining the net change in the value of a hypothetical account having a balance of one share at the beginning of the seven-day period.
o (b) dividing the net change in account value by the value of the account at the beginning of the period to obtain the return for the period, and
o  (c) multiplying that return by 365/7 to obtain an annualized figure.

The value of the hypothetical account includes the amount of any declared dividends, the value of any shares purchased with any dividend paid during the period and any dividends declared for such shares. The Fund's yield does not include any realized or unrealized gain or loss.

                                     --28--

IDS Life Series Fund, Inc.
-------------------------------------------------------------------------------


The Fund calculates its compound yield according to the following formula:

Compound Yield = (return for seven day period + 1) x (365/7) - 1


The Fund's simple annualized yield was 1.12% and its compound yield was 1.12% for the seven-day period ending April 30, 2002.


Yield, or rate of return, on Fund shares may fluctuate daily and does not provide a basis for determining future yields. However, it may be used as one element in assessing how the Fund is meeting its goal. When comparing an investment in the Fund with savings accounts and similar investment alternatives, you must consider that such alternatives often provide an agreed to or guaranteed fixed yield for a stated period of time, whereas the Fund's yield fluctuates. In comparing the yield of one money market fund to another, you should consider each fund's investment policies, including the types of investments permitted. In its sales material and other communications, the Fund may quote, compare or refer to rankings, yields, or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, CDA Technologies, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Business Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Shearson Lehman Aggregate Bond Index, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal, and Wiesenberger Investment Companies Service.

In its sales material and other communications, the Fund may quote, compare or refer to rankings, yields, or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, CDA Technologies, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Business Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Shearson Lehman Aggregate Bond Index, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal, and Wiesenberger Investment Companies Service. The Fund also may compare its performance to a wide variety of indexes or averages. There are similarities and differences between the investments that the Fund may purchase and the investments measured by the indexes or averages and the composition of the indexes or averages will differ from that of the Fund.

Ibbotson Associates provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI) and combinations of various capital markets. The performance of these capital markets is based on the returns of different indexes. The Fund may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios.

The Fund may quote various measures of volatility in advertising. Measures of volatility seek to compare a fund's historical share price fluctuations or returns to those of a benchmark.

                                     --29--

IDS Life Series Fund, Inc.
-------------------------------------------------------------------------------


Valuing Fund Shares

As of the end of the most recent fiscal year, the computation looked like this:


Fund                               Net assets                     Shares outstanding              Net asset value of one share
Equity Portfolio                 $790,561,222       divided by        51,412,947         equals                 $15.38
Equity Income Portfolio             6,827,401                            680,713                                 10.03
Government Securities Portfolio    22,821,521                          2,207,887                                 10.34
Income Portfolio                  101,548,758                         10,617,403                                  9.56
International Equity Portfolio    223,649,167                         20,395,995                                 10.97
Managed Portfolio                 474,575,500                         34,561,874                                 13.73


In determining net assets before shareholder transactions, the Fund's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

o Stocks, convertible bonds, warrants, futures and options traded on major exchanges are valued each day at their last quoted sales price on their primary exchange as of the close of the Exchange. If the last quoted sales price is not readily available for a particular security, the value is the average price between the last offer to buy and the last offer to sell.
o Stocks, convertible bonds and warrants with readily available market quotations but without a listing on an exchange are also valued at the average between the last bid (offer to buy) and asked (offer to sell) price at the time of the close of the Exchange.
o Short-term securities maturing in 60 days or less at the acquisition date are valued at amortized cost. (Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or systematically reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.)
o Securities without a readily available market price, bonds other than convertibles and other assets are valued at fair value. In valuing these, the fund directors are responsible for selecting methods which they believe give the fair value. For nonconvertible bonds, the usual method is to use the pricing service of an outside organization. Such pricing service may take into consideration yield, quality, coupon, maturity, type of issue, trading characteristics and other market data in determining valuations for normal institutional-size trading units of debt securities and does not rely exclusively on quoted prices.
o Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the Exchange. The values of such securities used in determining the net asset value of the Fund's shares are computed as of such times. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value according to procedures decided upon in good faith by the Fund's board. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate.

Valuing Money Market shares.

o Money Market Portfolio intends to use its best efforts to maintain a constant net asset value of $1 per share although there is no assurance it will be able to do so. Accordingly, it uses the amortized cost method in valuing its portfolio of securities.
o Short-term securities maturing in 60 days or less are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date. It does not take into consideration unrealized capital gains or losses. All of the securities in the portfolio will be valued at their amortized cost.
o In addition, the portfolio must abide by certain conditions. It must only invest in securities of high quality which present minimal credit risks as determined by the board of directors. This means that the rated commercial paper in the portfolio will be issues that have been rated in the highest rating category by at least two nationally recognized statistical rating organizations (or by one if only one rating is assigned) and in unrated paper determined by the fund's board of directors to be comparable. The portfolio must also purchase securities with original or remaining maturities of no more than 13 months or less, and maintain a dollar-weighted average portfolio maturity of 90 days or less.

                                     --30--

IDS Life Series Fund, Inc.
-------------------------------------------------------------------------------



o In addition, the board of directors must establish procedures designed to stabilize the portfolio's price per share for purposes of sales and redemptions at $1 to the extent that it is reasonably possible to do so. These procedures include review of the portfolio securities by the board, at intervals deemed appropriate by it, to determine whether the net asset value per share computed by using the available market quotations deviates from a share value of $1 as computed using the amortized cost method. The board must consider any deviation that appears, and if it exceeds 0.5 percent, it must determine what action, if any, needs to be taken. If the board determines that a deviation exists that may result in a material dilution of the holdings of current shareholders or investors, or in other unfair consequences for such people, it must undertake remedial action that it deems necessary and appropriate. Such action may include withholding dividends, calculating net asset value per share for purposes of sales and redemptions using available market quotations, making redemptions in kind, and selling securities before maturity in order to realize capital gain or loss or to shorten average portfolio maturity.

In other words, while the amortized cost method provides certainty and consistency in portfolio valuation, it may, from time to time, result in valuations of portfolio securities which are either somewhat higher or lower than the prices at which the securities could be sold. This means that during times of declining interest rates, the yield on the portfolio's shares may be higher than if valuations of securities were made based on actual market prices and estimates of market prices. Accordingly, if use of the amortized cost method were to result in a lower portfolio value at a given time, a prospective investor would be able to obtain a somewhat higher yield than he or she would get if portfolio valuation were based on actual market values. Existing shareholders, on the other hand, would receive a somewhat lower yield than they would otherwise receive. The opposite would happen during a period of rising interest rates.

Selling Shares

The Fund will sell any shares presented by the shareholders (the subaccounts) for sale. The subaccounts' policy on when or whether to buy or sell shares is described in the Variable Life Insurance Policy prospectus.

During an emergency the board can suspend the computation of net asset value, stop accepting payments for purchase of shares, or suspend the duty of the Fund to sell shares for more than seven days. Such emergency situations would occur if:

o The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or
o Disposal of the Fund's securities is not reasonably practicable or it is not reasonably practicable for the Fund to determine the fair value of its net assets, or
o The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should the Fund stop selling shares, the board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all contract owners.

REJECTION OF BUSINESS
The Fund reserves the right to reject any business, in its sole discretion.

Capital Loss Carryover


For federal income tax purposes, Equity, Equity Income, Government Securities, Income, International Equity, and Managed Portfolios had total capital loss carryovers of $472,169,362, $23,850, $245,933, $6,048,761, $128,979,400, and
$100,206,118, respectively, at the end of the most recent fiscal year, that if not offset by subsequent capital gains will expire as follows:

Fund                                         2007            2008            2009             2010            2011
Equity Portfolio                           $     --       $     --      $        --     $435,171,459     $36,997,903
Equity Income Portfolio                          --             --               --               --          23,850
Government Securities Portfolio                  --        179,935           65,998               --              --
Income Portfolio                            167,205        411,295        3,747,305        1,165,620         557,336
International Equity Portfolio                   --             --       12,541,634      112,008,664       4,429,102
Managed Portfolio                                --             --               --       71,703,897      28,502,221


It is unlikely that the board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired except as required by Internal Revenue Service rules.

                                     --31--

IDS Life Series Fund, Inc.
-------------------------------------------------------------------------------


Taxes

The Fund may be subject to U.S. taxes resulting from holdings in a passive foreign investment company (PFIC). A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

Agreements


INVESTMENT MANAGEMENT AND SERVICES AGREEMENT
The Funds do not maintain their own research department or record-keeping services. These are provided by IDS Life under the Investment Management and Services Agreement.

For its services, IDS Life is paid a fee based on the net assets of the portfolio. The asset charge is based on the aggregate average daily net assets of each of the Funds at the following rates.


o  0.70%, on an annual basis, for Equity Portfolio;
o  0.70%, on an annual basis, for Equity Income Portfolio;
o  0.70%, on an annual basis, for Government Securities Portfolio;
o  0.70%, on an annual basis, for Income Portfolio;
o  0.95%, on an annual basis, for International Equity Portfolio;
o  0.70%, on an annual basis, for Managed Portfolio; and
o  0.50%, on an annual basis, for Money Market Portfolio

The table below shows the total amount paid by each Fund over the past three years.


Fund                          Fiscal year 2002  Fiscal year 2001  Fiscal year 2000
Equity Portfolio                  $6,430,181       $10,622,094      $9,965,485
Equity Income Portfolio               35,207            22,028           5,680
Government Securities Portfolio      151,630           126,980         148,303
Income Portfolio                     730,708           671,822         664,467
International Equity Portfolio     2,302,725         3,292,609       3,162,742
Managed Portfolio                  3,709,826         5,247,096       5,215,075
Money Market Portfolio               357,883           309,315         288,994

All nonadvisory expenses incurred by each Fund will be paid at an annual charge not to exceed 0.10% of the aggregate average daily net assets of the respective portfolio. The voluntary limitation of 0.10% has been established by IDS Life at that figure and IDS Life reserves the right to discontinue the voluntary limitation. However, its present intention is to continue the limit until the time that actual expenses are less than the limit.



                                     --32--

IDS Life Series Fund, Inc.
-------------------------------------------------------------------------------


INVESTMENT ADVISORY AGREEMENT

IDS Life and AEFC have an Investment Advisory Agreement. It calls for IDS Life to pay AEFC a fee for investment advice about the Fund's portfolios. AEFC also executes purchases and sales and negotiates brokerage as directed by IDS Life. The fee paid by IDS Life is 0.25% of the average daily net assets for the year of all Funds, except for International Equity Portfolio. The fee paid by IDS Life is 0.35% of International Equity Portfolio's average daily net assets.

IDS Life paid AEFC $4,976,437 for investment advice for fiscal year 2002, $7,380,304 for fiscal year 2001, and $7,031,274 for fiscal year 2000.

Information concerning other funds advised by IDS Life or AEFC is contained in the prospectus.


CUSTODIAN AGREEMENT
The Fund's securities and cash are held by American Express Trust Company, 200 AXP Financial Center, Minneapolis, MN 55474, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

The custodian has entered into a sub-custodian agreement with Bank of New York, 90 Washington Street, New York, NY 10286. As part of this arrangement, securities purchased outside the United Stated are maintained in the custody of various foreign branches of Bank of New York or in other financial institutions as permitted by law and by the Fund's sub-custodian agreement.

Organizational Information

The Fund is an open-end management investment company. The Fund headquarters are at 200 AXP Financial Center, Minneapolis, MN 55474.

SHARES
The Fund is owned by the subaccounts, its shareholders. The shares of the Fund represent an interest in that fund's assets only (and profits or losses), and, in the event of liquidation, each share of the Fund would have the same rights to dividends and assets as every other share of that Fund.

VOTING RIGHTS
For a discussion of the rights of contract owners concerning the voting of shares held by the subaccounts, please see your policy prospectus. All shares have voting rights over the Fund's management and fundamental policies. Each share is entitled to one vote for each share owned. Each class, if applicable, has exclusive voting rights with respect to matters for which separate class voting is appropriate under applicable law. All shares have cumulative voting rights with respect to the election of board members. This means that shareholders have as many votes as the number of shares owned, including fractional shares, multiplied by the number of members to be elected.

DIVIDEND RIGHTS
Dividends paid by the Fund, if any, with respect to each class of shares, if applicable, will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.

                                     --33--

IDS Life Series Fund, Inc.
-------------------------------------------------------------------------------


FUND HISTORY TABLE FOR FUNDS MANAGED BY IDS LIFE
                                                             Date of        Form of       State of        Fiscal
Fund                                                       organization   organization  organization     year end       Diversified
IDS Life Series Fund, Inc.                                       5/8/85     Corporation       MN            4/30
   Equity Portfolio                                                                                                      Yes
   Equity Income Portfolio                                                                                               Yes
   Government Securities Portfolio                                                                                       Yes
   Income Portfolio                                                                                                      Yes
   International Equity Portfolio                                                                                        Yes
   Managed Portfolio                                                                                                     Yes
   Money Market Portfolio                                                                                                Yes
AXP Variable Portfolio - Income Series, Inc.           4/27/81, 6/13/86*    Corporation    NV/MN            8/31
   AXP Variable Portfolio - Bond Fund                                                                                    Yes
   AXP Variable Portfolio - Extra Income Fund                                                                            Yes
   AXP Variable Portfolio - Federal Income Fund                                                                          Yes
   AXP Variable Portfolio - Global Bond Fund                                                                              No
AXP Variable Portfolio - Investment Series, Inc.       4/27/81, 6/13/86*    Corporation    NV/MN            8/31
   AXP Variable Portfolio - Blue Chip Advantage Fund                                                                     Yes
   AXP Variable Portfolio - Capital Resource Fund                                                                        Yes
   AXP Variable Portfolio - Emerging Markets Fund                                                                        Yes
   AXP Variable Portfolio - Equity Select Fund                                                                           Yes
   AXP Variable Portfolio - Growth Fund                                                                                  Yes
   AXP Variable Portfolio -International Fund                                                                            Yes
   AXP Variable Portfolio - New Dimensions Fund                                                                          Yes
   AXP Variable Portfolio - Small Cap Advantage Fund                                                                     Yes
   AXP Variable Portfolio - S & P 500 Index Fund                                                                          No
   AXP Variable Portfolio - Strategy Aggressive Fund                                                                     Yes
AXP Variable Portfolio - Managed Series, Inc.                     3/5/85    Corporation       MN            8/31
   AXP Variable Portfolio - Diversified Equity Income Fund                                                               Yes
   AXP Variable Portfolio - Managed Fund                                                                                 Yes
AXP Variable Portfolio - Money Market Series, Inc.     4/27/81, 6/13/86*    Corporation    NV/MN            8/31
   AXP Variable Portfolio - Cash Management Fund                                                                         Yes

AXP Variable Portfolio - Partners Series, Inc.
   AXP Variable Portfolio - Partners Small Cap Value Fund                                                                Yes


* Date merged into a Minnesota corporation.

                                     --34--

IDS Life Series Fund, Inc.
-------------------------------------------------------------------------------


Board Members and Officers

The Fund has a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.


The following is a list of the Fund's board members. Each member oversees the Fund, and IDS Life Variable Annuity Fund A and Fund B (Fund A and Fund B). Board members serve until the next regular meeting or until their successors are elected and qualify.

Independent Board Members

Name, address, age                 Position held       Principal occupations       Other
                                   with Registrant     during past five years      directorships
                                   and length of
                                   service
---------------------------------- ------------------- --------------------------- ---------------
Rodney P. Burwell                  Board member        Chairman, Xerxes            TCF Financial
Xerxes Corporation                 since 1999          Corporation (fiberglass
7901 Xerxes Ave. S.                                    storage tanks)
Minneapolis, MN 55431-1253
Born in 1939
---------------------------------- ------------------- --------------------------- ---------------
Jean B. Keffeler                   Board member        Retired business executive
3424 Zenith Ave. S.                since 1999
Minneapolis, MN 55416
Born in 1945
---------------------------------- ------------------- --------------------------- ---------------
Thomas R. McBurney                 Board member        President, McBurney         The Valspar
McBurney Management Advisors       since 1999          Management Advisors         Corporation
4900 IDS Center,                                                                   (paints)
80 South Eighth Street
Minneapolis, MN 55402
Born in 1938
---------------------------------- ------------------- --------------------------- ---------------

Board Members Affiliated with American Express Financial Corporation (AEFC)

Name, address, age                 Position held       Principal occupations       Other
                                   with Registrant     during past five years      directorships
                                   and length of
                                   service
---------------------------------- ------------------- --------------------------- ---------------
Gumer C. Alvero                    Board member        Director and Executive
70100 AXP Financial Center         since 1998,         Vice President -
Minneapolis, MN 55474              Chairman of the     Annuities,  IDS Life,
Born in 1967                       Board  since 2000   since March 2001. Vice
                                                       President - Variable
                                                       Annuities, AEFC, since
                                                       April 1998. Executive
                                                       Assistant to
                                                       President/CEO, AEFC, from
                                                       April 1996 to April 1998.
---------------------------------- ------------------- --------------------------- ---------------
Timothy V. Bechtold                Board member        Director and President,
70100 AXP Financial Center         since 2001,         IDS Life, since March
Minneapolis, MN 55474              President and       2001. Executive Vice
Born in 1953                       Chief Executive     President - Insurance
                                   Officer             since 2002 Products, IDS
                                                       Life, from 1995 to 2001.
                                                       Vice President -
                                                       Insurance Products, AEFC,
                                                       since 1995.
---------------------------------- ------------------- --------------------------- ---------------

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Bechtold, who is president, the Fund's other officers are:

Other Officers

Name, address, age                 Position held       Principal occupations       Other
                                   with Registrant     during past five years      directorships
                                   and length of
                                   service
---------------------------------- ------------------- --------------------------- ---------------
C. Nikol Davies                    Secretary since     Assistant Secretary, AEFC
70100 AXP Financial Center         2001                since 2001. Paralegal at
Minneapolis, MN 55474                                  Boyle &Voss and
Born in 1966                                           Administrative Assistant
                                                       for the Department of the
                                                       U.S. Air Force prior to
                                                       2001.
---------------------------------- ------------------- --------------------------- ---------------
Lorraine R. Hart                   Vice President -    Vice President -
70100 AXP Financial Center         Investments since   Investments, IDS Life,
Minneapolis, MN 55474              1992                since 1992. Vice
Born in 1951                                           President - Insurance
                                                       Investments, AEFC,  since
                                                       1989.
---------------------------------- ------------------- --------------------------- ---------------
Philip C. Wentzel                  Controller since    Vice President and
70100 AXP Financial Center         1998                Controller, IDS Life,
Minneapolis, MN 55474                                  since 1998. Vice
Born in 1961                                           President - Finance Risk
                                                       Management Products,
                                                       AEFC, since 1997.
                                                       Director of Financial
                                                       Reporting and Analysis,
                                                       AEFC, from 1992 to 1997.
---------------------------------- ------------------- --------------------------- ---------------
David L. Yowan                     Vice President      Vice President, Treasurer
70100 AXP Financial Center         and Treasurer       and Assistant Secretary,
Minneapolis, MN 55474              since 2001          IDS Life, since March
Born in 1957                                           2001. Senior Vice
                                                       President and Assistant
                                                       Treasurer of American
                                                       Express Company since
                                                       January 1999. Vice
                                                       President and Corporate
                                                       Treasurer, AEFC, since
                                                       March 2001. Senior
                                                       Portfolio and Risk
                                                       Management Officer for
                                                       the North American
                                                       Consumer Bank of
                                                       Citigroup from August
                                                       1987 to January 1999.
---------------------------------- ------------------- --------------------------- ---------------

                                     --35--

IDS Life Series Fund, Inc.
-------------------------------------------------------------------------------

Responsibilities of board with respect to Fund's management
The board initially approves an Investment Management and Services Agreement, Investment Advisory Agreement and other contracts with IDS Life, one of AEFC's subsidiaries, and other service providers. Once the contracts are approved, the board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. In addition, the board oversees that processes are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest. Annually, the board evaluates the services received under the contracts and determines whether to continue existing contracts or negotiate new contracts.

Basis for board approving the Investment Management and Services Agreement and Investment Advisory Agreement

Based on detailed analysis by the board of reports provided by AEFC, the independent board members determined to renew the Investment Management and Services Agreement and Investment Advisory Agreement based on:

o tangible steps AEFC has taken to improve the competitive ranking and consistency of the investment performance of the Fund, including changes in leadership, portfolio managers, compensation structures, and the implementation of management practices,
o consistent effort to provide a management structure that imposes disciplines that ensure adherence to stated management style and expected risk characteristics,
o additional time needed to evaluate the efficacy of the new AEFC management structure,
o competitive total expenses that are, in the aggregate, either at or only slightly below the median expenses of comparable funds, and
o  reasonable level of profitability.

DIRECTORS' HOLDINGS
The following table shows the dollar range of equity securities beneficially owned by each Fund Director as of the end of the most recently completed calendar year. The table shows equity ownership in the Fund and, on an aggregate basis, ownership in the registered investment companies overseen by the Director which include the Fund, Fund A and Fund B (the Family of Investment Companies).

                                                                                                  Aggregate dollar
                                                                                                   range of equity
                                                         Dollar range of equity              securities in the Family of
Name of Director                                         securities in the Fund                 Investment Companies
Independent Members of the Board
Rodney P. Burwell                                                 None                                  None
Jean B. Keffeler                                                  None                                  None
Thomas R. McBurney                                                None                                  None

Members of the Board Affiliated with AEFC
Gumer C. Alvero                                                   None                                  None
Timothy V. Bechtold                                               None                            $50,001-$100,000

Compensation for Board Members

During the most recent fiscal year, the independent members of the Fund board, for attending up to four meetings, received the following compensation:
                                                                                                     Total cash
                                                                Aggregate                         compensation from
                                                              compensation                      the Fund, Fund A and
Board Member                                                  from the Fund                            Fund B
Rodney P. Burwell                                                $1,750                                $7,000
Jean B. Keffeler                                                 $1,500                                $6,000
Thomas R. McBurney                                               $1,750                                $7,000


As of 30 days prior to the date of this SAI, the Fund's board members and officers as a group owned less than 1% of the Fund's outstanding shares.


Independent Auditors

The financial statements contained in the Annual Report were audited by independent auditors, KPMG LLP, 4200 Wells Fargo Center, 90 S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Fund.

                                     --36--

IDS Life Series Fund, Inc.
-------------------------------------------------------------------------------


Appendix

DESCRIPTION OF RATINGS
Standard & Poor's Debt Ratings
A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

o Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.
o  Nature of and provisions of the obligation.
o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade
Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative grade
Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainies or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                                     --37--

IDS Life Series Fund, Inc.
-------------------------------------------------------------------------------


Moody's Long-Term Debt Ratings
Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa -- Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds that are rated Ba are judged to have speculative elements--their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM RATINGS
Standard & Poor's Commercial Paper Ratings
A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B    Issues are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

                                     --38--

IDS Life Series Fund, Inc.
-------------------------------------------------------------------------------


Standard & Poor's Note Ratings
An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3  Speculative capacity to pay principal and interest.

Moody's Short-Term Ratings
Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

   Issuers rated Prime-l (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-l repayment ability will often be evidenced by many of the following characteristics: (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

   Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

   Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

   Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody's & S&P's
Short-Term Muni Bonds and Notes
Short-term municipal bonds and notes are rated by Moody's and by S&P. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody's MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody's MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody's MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody' s MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Standard & Poor's rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor's rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor's rating SP-3 indicates speculative capacity to pay principal and interest.

                                     --39--

                                                              S-6191-20 T (6/02)

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
IDS LIFE SERIES FUND, INC.
We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of the Equity, Equity Income, Government Securities, Income, International Equity, Managed and Money Market Portfolios of IDS Life Series Fund, Inc. as of April 30, 2002, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended April 30, 2002 and the financial highlights for each of the years in the five-year period ended April 30, 2002 (two-year period ended April 30, 2002 and for the period from June 17, 1999, commencement of operations, to April 30, 2000 for Equity Income Portfolio). These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Equity, Equity Income, Government Securities, Income, International Equity, Managed and Money Market Portfolios of IDS Life Series Fund, Inc. as of April 30, 2002 and the results of their operations, changes in their net assets, and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

June 7, 2002


23  IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Financial Statements

Statements of assets and liabilities

IDS Life Series Fund, Inc.
                                                                        Equity         Equity      Government       Income
                                                                       Portfolio       Income      Securities      Portfolio
April 30, 2002                                                                        Portfolio     Portfolio
Assets
Investments in securities, at value (Note 1)
   (identified cost $832,229,759, $6,327,597, $22,904,202
   and $105,256,976, respectively)                                $  800,142,143    $6,636,355    $23,584,715  $106,994,550
Cash in bank on demand deposit                                             2,885       211,663         91,340       278,388
Expense reimbursement receivable from IDS Life                                --         4,357          6,924            --
Receivable for investment securities sold                             43,465,908        47,944             --       191,204
Dividends and accrued interest receivable                                 26,206         8,202        252,053     1,417,479
                                                                          ------         -----        -------     ---------
Total assets                                                         843,637,142     6,908,521     23,935,032   108,881,621
                                                                     -----------     ---------     ----------   -----------
Liabilities
Dividends payable to shareholders (Note 1)                                    --        22,456         92,830       326,800
Payable for investment securities purchased                           52,468,554        54,269             --        80,000
Payable for securities purchased on a when-issued basis (Note 1)              --            --        995,198     6,841,188
Accrued investment management services fee                               519,935         4,263         14,230        64,187
Other accrued expenses                                                    87,431           132         11,253        20,688
                                                                          ------           ---         ------        ------
Total liabilities                                                     53,075,920        81,120      1,113,511     7,332,863
                                                                      ----------        ------      ---------     ---------
Net assets applicable to outstanding capital stock                $  790,561,222    $6,827,401    $22,821,521  $101,548,758
                                                                  ==============    ==========    ===========  ============
Represented by
Capital stock -- $.001 par value (Note 1)                         $       51,413    $      681    $     2,208  $     10,617
Additional paid-in capital                                         1,303,531,287     6,542,852     22,375,444   105,926,707
Undistributed (excess of distributions over)
   net investment income                                                 167,942         3,289          9,289       (36,921)
Accumulated net realized gain (loss) (Note 8)                       (481,101,804)      (28,179)      (245,933)   (6,089,219)
Unrealized appreciation (depreciation) on investments and on
   translation of assets and liabilities in foreign currencies       (32,087,616)      308,758        680,513     1,737,574
                                                                     -----------       -------        -------     ---------
Total -- representing net assets applicable to
   outstanding capital stock                                      $  790,561,222    $6,827,401    $22,821,521  $101,548,758
                                                                  ==============    ==========    ===========  ============
Shares outstanding                                                    51,412,947       680,713      2,207,887    10,617,403
                                                                      ----------       -------      ---------    ----------
Net asset value per share of outstanding capital stock            $        15.38    $    10.03    $    10.34   $       9.56
                                                                  --------------    ----------    ----------   ------------

See accompanying notes to financial statements.

24   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Statements of assets and liabilities (continued)

IDS Life Series Fund, Inc.
                                                                                    International    Managed         Money
                                                                                       Equity       Portfolio       Market
April 30, 2002                                                                        Portfolio                    Portfolio
Assets
Investments in securities, at value (Note 1)
   (identified cost $214,979,119, $458,677,293 and $69,141,933, respectively)    $ 220,467,972  $ 477,233,156   $69,141,933
Cash in bank on demand deposit (including foreign currency holdings
   of $1,326,417 for International Equity Portfolio)                                 1,521,783         29,866       411,926
Receivable for investment securities sold                                            3,114,346     11,393,771            --
Unrealized appreciation on foreign currency contracts
   held, at value (Notes 1 and 5)                                                        1,780             --            --
Dividends and accrued interest receivable                                              720,552      1,914,293        36,686
                                                                                       -------      ---------        ------
Total assets                                                                       225,826,433    490,571,086    69,590,545
                                                                                   -----------    -----------    ----------
Liabilities
Dividends payable to shareholders (Note 1)                                             596,039      1,473,838        79,670
Payable for investment securities purchased                                          1,328,806      3,581,143            --
Payable for securities purchased on a when-issued basis (Note 1)                            --     10,564,323            --
Accrued investment management services fee                                             193,235        313,880        31,790
Unrealized depreciation on foreign currency contracts
   held, at value (Notes 1 and 5)                                                          119             --            --
Other accrued expenses                                                                  59,067         62,402        50,321
                                                                                        ------         ------        ------
Total liabilities                                                                    2,177,266     15,995,586       161,781
                                                                                     ---------     ----------       -------
Net assets applicable to outstanding capital stock                               $ 223,649,167  $ 474,575,500   $69,428,764
                                                                                 =============  =============   ===========
Represented by
Capital stock -- $.001 par value (Note 1)                                        $      20,396  $      34,562   $    69,430
Additional paid-in capital                                                         350,424,612    558,746,886    69,355,933
Undistributed (excess of distributions over) net investment income                    (345,292)      (144,587)           --
Accumulated net realized gain (loss) (Note 8)                                     (131,960,056)  (100,499,357)        3,401
Unrealized appreciation (depreciation) on investments and on translation of assets and liabilities
   in foreign currencies (Notes 5 and 7)                                             5,509,507     16,437,996            --
                                                                                     ---------     ----------          ----
Total -- representing net assets applicable to
   outstanding capital stock                                                     $ 223,649,167  $ 474,575,500   $69,428,764
                                                                                 =============  =============   ===========
Shares outstanding                                                                  20,395,995     34,561,874    69,430,077
                                                                                    ----------     ----------    ----------
Net asset value per share of outstanding capital stock                           $       10.97  $       13.73   $      1.00
                                                                                 -------------  -------------   -----------

See accompanying notes to financial statements.

25  IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Statements of operations

IDS Life Series Fund, Inc.
                                                                        Equity         Equity      Government       Income
                                                                       Portfolio       Income      Securities      Portfolio
Year ended April 30, 2002                                                             Portfolio     Portfolio
Investment income
Income:
Dividends                                                          $   3,364,966      $108,372    $        --  $    150,868
Interest                                                               3,145,689            --      1,235,659     6,523,340
   Less foreign taxes withheld                                           (35,047)         (600)            --        (1,336)
                                                                         -------          ----           ----        ------
Total income                                                           6,475,608       107,772      1,235,659     6,672,872
                                                                       ---------       -------      ---------     ---------
Expenses (Note 2):
Investment management and services fee                                 6,430,181        35,207        151,630       730,708
Custodian fees                                                            99,583        26,920         14,280        37,205
Audit fees                                                                16,250         9,750          9,750        11,250
Directors fees                                                             4,213            19             87           162
Printing and postage                                                     143,198           622          2,635        17,063
Other                                                                         --            --          1,853         9,149
                                                                       ---------       -------      ---------     ---------
Total expenses                                                         6,693,425        72,518        180,235       805,537
   Expenses reimbursed by IDS Life                                            --       (32,261)        (6,924)           --
                                                                       ---------       -------      ---------     ---------
                                                                       6,693,425        40,257        173,311       805,537
   Earnings credits on cash balances (Note 2)                             (3,500)       (4,357)        (6,924)       (8,954)
                                                                       ---------       -------      ---------     ---------
Total expenses -- net                                                  6,689,925        35,900        166,387       796,583
                                                                       ---------       -------      ---------     ---------
Investment income (loss) -- net                                         (214,317)       71,872      1,069,272     5,876,289
                                                                       ---------       -------      ---------     ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                   (229,972,043)      (20,562)        88,887    (1,060,414)
   Options contracts written (Note 6)                                  1,164,989            --             --            --
                                                                       ---------       -------      ---------     ---------
Net realized gain (loss) on investments                             (228,807,054)      (20,562)        88,887    (1,060,414)
Net change in unrealized appreciation (depreciation)
   on investments and on translation of assets and
   liabilities in foreign currencies                                 (26,840,244)       33,501        191,637     2,181,878
                                                                     -----------        ------        -------     ---------
Net gain (loss) on investments and foreign currencies               (255,647,298)       12,939        280,524     1,121,464
                                                                    ------------        ------        -------     ---------
Net increase (decrease) in net assets resulting from operations    $(255,861,615)     $ 84,811     $1,349,796   $ 6,997,753
                                                                   =============      ========     ==========   ===========

See accompanying notes to financial statements.

26   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Statements of operations (continued)

IDS Life Series Fund, Inc.
                                                                                    International    Managed         Money
                                                                                       Equity       Portfolio       Market
Year ended April 30, 2002                                                             Portfolio                    Portfolio
Investment income
Income:
Dividends                                                                         $  3,744,169   $  2,468,116   $        --
Interest                                                                               443,245      9,307,678     2,201,773
   Less foreign taxes withheld                                                        (353,678)       (15,956)           --
                                                                                     ---------     ----------     ---------
Total income                                                                         3,833,736     11,759,838     2,201,773
                                                                                     ---------     ----------     ---------
Expenses (Note 2):
Investment management and services fee                                               2,302,725      3,709,826       357,883
Custodian fees                                                                         114,890         72,518         6,897
Audit fees                                                                              13,750         16,000         8,250
Directors fees                                                                           1,176          2,306           343
Printing and postage                                                                    32,702         95,909        10,560
Other                                                                                    1,132         41,431           465
                                                                                     ---------     ----------     ---------
Total expenses                                                                       2,466,375      3,937,990       384,398
   Earnings credits on cash balances (Note 2)                                           (2,843)        (3,314)       (2,849)
                                                                                     ---------     ----------     ---------
Total expenses -- net                                                                2,463,532      3,934,676       381,549
                                                                                     ---------     ----------     ---------
Investment income (loss) -- net                                                      1,370,204      7,825,162     1,820,224
                                                                                     ---------     ----------     ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                  (55,062,432)   (60,438,764)        4,499
   Foreign currency transactions                                                       395,799             --            --
   Futures contracts                                                                        --       (252,662)           --
   Options contracts written (Note 6)                                                       --        198,108            --
                                                                                     ---------     ----------     ---------
Net realized gain (loss) on investments                                            (54,666,633)   (60,493,318)        4,499
Net change in unrealized appreciation (depreciation)
   on investments and on translation of assets and
   liabilities in foreign currencies                                                 2,489,376    (22,082,748)           --
                                                                                     ---------     ----------     ---------
Net gain (loss) on investments and foreign currencies                              (52,177,257)   (82,576,066)        4,499
                                                                                   -----------    -----------         -----
Net increase (decrease) in net assets resulting from operations                   $(50,807,053)  $(74,750,904)   $1,824,723
                                                                                  ============   ============    ==========

See accompanying notes to financial statements.

27  IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Statements of changes in net assets

IDS Life Series Fund, Inc.

                                                                          Equity Portfolio           Equity Income Portfolio
Year ended April 30,                                                     2002             2001           2002            2001
 Operations and distributions
Investment income (loss) -- net                                   $     (214,317)  $   (2,757,023)   $   71,872      $   36,096
Net realized gain (loss) on investments                             (228,807,054)    (114,194,388)      (20,562)          8,830
Net change in unrealized appreciation (depreciation)
   on investments and on translation of assets and liabilities
   in foreign currencies                                             (26,840,244)    (523,414,933)       33,501         236,595
                                                                     -----------     ------------        ------         -------
Net increase (decrease) in net assets resulting from operations     (255,861,615)    (640,366,344)       84,811         281,521
                                                                    ------------     ------------        ------         -------
Distributions to shareholders from:
   Net investment income                                                      --               --       (65,827)        (36,135)
   Net realized gain                                                (135,496,423)    (378,441,149)       (5,469)             --
   Tax return of capital                                              (2,809,528)              --            --              --
                                                                    ------------     ------------        ------         -------
Total distributions                                                 (138,305,951)    (378,441,149)      (71,296)        (36,135)
                                                                    ------------     ------------       -------         -------
Capital share transactions (Note 4)
Proceeds from sales                                                   29,513,746       71,323,681     3,134,447       1,596,626
Reinvested distributions at net asset value                          138,305,951      378,441,149        60,894          30,918
Payments for redemptions                                             (75,785,852)     (52,770,102)     (326,682)       (214,045)
                                                                     -----------      -----------      --------        --------
Increase (decrease) in net assets from capital share transactions     92,033,845      396,994,728     2,868,659       1,413,499
                                                                      ----------      -----------     ---------       ---------
Total increase (decrease) in net assets                             (302,133,721)    (621,812,765)    2,882,174       1,658,885
Net assets at beginning of year                                    1,092,694,943    1,714,507,708     3,945,227       2,286,342
                                                                   -------------    -------------     ---------       ---------
Net assets at end of year                                         $  790,561,222   $1,092,694,943    $6,827,401      $3,945,227
                                                                  ==============   ==============    ==========      ==========
Undistributed (excess of distributions over)
   net investment income                                          $      167,942   $       42,699    $    3,289      $       --
                                                                  --------------   --------------    ----------      ----------

                                                                    Government Securities Portfolio        Income Portfolio
Year ended April 30,                                                     2002             2001           2002            2001
Operations and distributions
Investment income (loss) -- net                                      $ 1,069,272      $ 1,006,712  $  5,876,289    $  6,553,959
Net realized gain (loss) on investments                                   88,887          (17,641)   (1,060,414)     (2,276,476)
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies                       191,637          943,134     2,181,878       4,756,318
                                                                         -------          -------     ---------       ---------
Net increase (decrease) in net assets resulting from operations        1,349,796        1,932,205     6,997,753       9,033,801
                                                                       ---------        ---------     ---------       ---------
Distributions to shareholders from:
   Net investment income                                              (1,063,799)        (990,952)   (5,924,151)     (6,029,764)
                                                                      ----------         --------    ----------      ----------

Capital share transactions (Note 4)
Proceeds from sales                                                    5,008,350        3,591,941     4,507,537      11,053,811
Reinvested distributions at net asset value                            1,057,482          986,526     6,150,563       5,971,651
Payments for redemptions                                              (3,185,201)      (4,356,164)  (13,867,723)     (8,696,124)
                                                                      ----------       ----------   -----------      ----------
Increase (decrease) in net assets from capital share transactions      2,880,631          222,303    (3,209,623)      8,329,338
                                                                       ---------          -------    ----------       ---------
Total increase (decrease) in net assets                                3,166,628        1,163,556    (2,136,021)     11,333,375
Net assets at beginning of year                                       19,654,893       18,491,337   103,684,779      92,351,404
                                                                      ----------       ----------   -----------      ----------
Net assets at end of year                                            $22,821,521      $19,654,893  $101,548,758    $103,684,779
                                                                     ===========      ===========  ============    ============
Undistributed (excess of distributions over)
    net investment income                                            $     9,289      $     3,816  $    (36,921)   $     12,446
                                                                     -----------      -----------  ------------    ------------

See accompanying notes to financial statements.

28   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Statements of changes in net assets (continued)

IDS Life Series Fund, Inc.

                                                                   International Equity Portfolio             Managed Portfolio
Year ended April 30,                                                     2002           2001               2002             2001
 Operations and distributions
Investment income (loss) -- net                                     $  1,370,204    $   2,039,171     $   7,825,162   $  13,018,364
Net realized gain (loss) on investments                              (54,666,633)     (76,818,335)      (60,493,318)    (39,540,828)
Net change in unrealized appreciation (depreciation)
   on investments and on translation of assets and liabilities
   in foreign currencies                                               2,489,376      (32,028,217)      (22,082,748)   (202,260,263)
                                                                       ---------      -----------       -----------    ------------
Net increase (decrease) in net assets resulting from operations      (50,807,053)    (106,807,381)      (74,750,904)   (228,782,727)
                                                                     -----------     ------------       -----------    ------------
Distributions to shareholders from:
   Net investment income                                              (1,816,344)      (1,974,276)       (8,137,246)    (12,332,645)
   Net realized gain                                                          --      (61,342,700)         (115,206)    (33,181,679)
                                                                     -----------     ------------       -----------    ------------
Total distributions                                                   (1,816,344)     (63,316,976)       (8,252,452)    (45,514,324)
                                                                      ----------      -----------        ----------     -----------
Capital share transactions (Note 4)
Proceeds from sales                                                    7,815,915       36,564,191        12,428,525      27,866,067
Reinvested distributions at net asset value                            1,698,335       62,838,946         9,823,106      45,687,438
Payments for redemptions                                             (33,161,457)      (8,571,829)      (52,756,928)    (37,721,259)
                                                                     -----------       ----------       -----------     -----------
Increase (decrease) in net assets from capital share transactions    (23,647,207)      90,831,308       (30,505,297)     35,832,246
                                                                     -----------       ----------       -----------      ----------
Total increase (decrease) in net assets                              (76,270,604)     (79,293,049)     (113,508,653)   (238,464,805)
Net assets at beginning of year                                      299,919,771      379,212,820       588,084,153     826,548,958
                                                                     -----------      -----------       -----------     -----------
Net assets at end of year                                           $223,649,167    $ 299,919,771     $ 474,575,500   $ 588,084,153
                                                                    ============    =============     =============   =============
Undistributed (excess of distributions over)
   net investment income                                            $   (345,292)   $    (318,763)    $    (144,587)  $     294,186
                                                                    ------------    -------------     -------------   -------------

                                                                                                           Money Market Portfolio
Year ended April 30,                                                                                       2002             2001
Operations and distributions
Investment income (loss) -- net                                                                        $  1,820,224     $ 3,556,042
Net realized gain (loss) on investments                                                                       4,499             226
                                                                                                              -----             ---
Net increase (decrease) in net assets resulting from operations                                           1,824,723       3,556,268
                                                                                                          ---------       ---------
Distributions to shareholders from:
   Net investment income                                                                                 (1,821,218)     (3,517,108)
                                                                                                         ----------      ----------

Capital share transactions (Note 4)
Proceeds from sales                                                                                      26,569,633      33,829,088
Reinvested distributions at net asset value                                                               1,975,144       3,557,154
Payments for redemptions                                                                                (28,781,772)    (24,906,602)
                                                                                                        -----------     -----------
Increase (decrease) in net assets from capital share transactions                                          (236,995)     12,479,640
                                                                                                           --------      ----------
Total increase (decrease) in net assets                                                                    (233,490)     12,518,800
Net assets at beginning of year                                                                          69,662,254      57,143,454
                                                                                                         ----------      ----------
Net assets at end of year                                                                              $ 69,428,764     $69,662,254
                                                                                                       ============     ===========
Undistributed net investment income                                                                    $         --     $       994
                                                                                                       ------------     -----------

See accompanying notes to financial statements.

29   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Notes to Financial Statements

IDS Life Series Fund, Inc.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
IDS Life Series Fund, Inc. is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Each Fund has 10 billion authorized shares of capital stock and the primary investments are as follows:

     Equity Portfolio primarily invests in U.S. common stocks and securities convertible into common stock.

     Equity Income Portfolio primarily invests in equity securities that provide steady dividend income.

     Government Securities Portfolio primarily invests in securities issued or guaranteed as to principal and interest by the U.S. government and its agencies.

     Income Portfolio primarily invests in investment grade corporate bonds and government securities.

     International Equity Portfolio primarily invests in equity securities of foreign issuers.

     Managed Portfolio primarily invests in a combination of equity and debt securities.

     Money Market Portfolio primarily invests in high-quality, short-term debt securities.

Shares of each Fund are sold to IDS Life Insurance Company (IDS Life) subaccounts or IDS Life Insurance Company of New York subaccounts in connection with the sale of variable insurance contracts.

Each Fund's significant accounting policies are summarized as follows:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities in the Fund, except Money Market Portfolio, maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost. Pursuant to Rule 2a-7 of the 1940 Act, all securities in the Money Market Portfolio are valued daily at amortized cost, which approximates market value in order to maintain a constant net asset value of $1 per share.

Option transactions
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Funds, except Money Market Portfolio, may buy and sell put or call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The Funds also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Funds will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Funds, except Money Market Portfolio, may buy and sell financial futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Funds are required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Funds recognize a realized gain or loss when the contract is closed or expires.

30   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statements of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Funds, except Money Market Portfolio, may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete its contract obligations.

Illiquid securities
As of April 30, 2002, investments in securities for Equity Portfolio, Income Portfolio and Managed Portfolio included issues that are illiquid which the Funds currently limit to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities as of April 30, 2002 was $29,440,902, $1,037,029 and $525,250 representing 3.72%, 1.02% and 0.11% of net assets for Equity Portfolio, Income Portfolio and Managed Portfolio, respectively. These securities are valued at fair value according to methods selected in good faith by the board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.

Securities purchased on a forward-commitment basis
Delivery and payment for securities that have been purchased by the Funds on a forward-commitment basis, including when-issued securities and future capital commitments for limited partnership interests, can take place one month or more after the transaction date. During this period, when-issued securities are subject to market fluctuations, and they may affect each Fund's net assets the same as owned securities. The Funds designate cash or liquid securities at least equal to the amount of its forward-commitments. As of April 30, 2002, the outstanding forward-commitments for the Funds are as follows:

                                      Future capital
                                      commitments for
                                    limited partnership           When-issued
Fund                                     interests                commitments
Equity Portfolio                        $4,387,070               $        --
Government Securities Portfolio                 --                   995,198
Income Portfolio                                --                 6,841,188
Managed Portfolio                               --                10,564,323
Federal income taxes

Each Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income taxes is thus required. Each Fund is treated as a separate entity for federal income tax purposes.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of wash sale transactions, foreign currency exchange gains and losses, and the timing and amount of market discount recognized as ordinary income. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) are recorded by the Funds.

31  IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income and accumulated net realized gain (loss) have been increased (decreased), resulting in net reclassification adjustments to additional paid-in capital by the following:

                                                    Equity        Equity    Government     Income    International  Managed
                                                   Portfolio      Income    Securities    Portfolio     Equity     Portfolio
                                                                 Portfolio   Portfolio                 Portfolio

Undistributed net investment income                 $339,560    $(2,756)        $--       $(1,505)   $ 419,611    $(126,689)
Accumulated net realized gain (loss)                      --      2,756          --         1,505     (395,799)     126,689
                                                    --------    -------         ---       -------    ---------    ---------
Additional paid-in capital reductions (increase)    $339,560    $    --         $--       $    --    $  23,812    $      --
                                                    --------    -------         ---       -------    ---------    ---------

The tax character of distributions paid for the years indicated is as follows:

Year ended April 30,                        2002                          2001

Equity Portfolio
Distributions paid from:
Ordinary income                       $     42,699                  $101,676,887
Long-term capital gain                 135,496,423                   276,764,262
Tax return of capital                    2,766,829                            --

Equity Income Portfolio
Distributions paid from:
Ordinary income                             71,296                        36,135
Long-term capital gain                          --                            --

Government Securities Portfolio
Distributions paid from:
Ordinary income                          1,063,799                       990,952
Long-term capital gain                          --                            --

Income Portfolio
Distributions paid from:
Ordinary income                          5,924,151                     6,029,764
Long-term capital gain                          --                            --

International Equity Portfolio
Distributions paid from:
Ordinary income                          1,816,344                    21,486,216
Long-term capital gain                          --                    41,830,760

Managed Portfolio
Distributions paid from:
Ordinary income                          8,137,246                    18,617,384
Long-term capital gain                     115,206                    26,896,940

Money Market Portfolio
Distributions paid from:
Ordinary income                          1,821,218                     3,517,108
Long-term capital gain                          --                            --

As of April 30, 2002, the components of distributable earnings on a tax basis for each Fund are as follows:

Fund                                                Undistributed                Accumulated                     Unrealized
                                                   ordinary income                long-term                     appreciation
                                                                                 gain (loss)                   (depreciation)
Equity Portfolio                                   $       --                  $(472,169,362)                 $(40,852,116)
Equity Income Portfolio                                32,049                        (23,850)                      298,125
Government Securities Portfolio                       102,119                       (245,933)                      680,513
Income Portfolio                                      291,155                     (6,048,761)                    1,702,431
International Equity Portfolio                        250,747                   (128,979,400)                    2,505,039
Managed Portfolio                                   1,345,266                   (100,206,118)                   16,893,665
Money Market Portfolio                                 79,766                          3,401                            --
Dividends to shareholders

As of April 30, 2002, dividends declared for each Fund payable May 1, 2002 are as follows:

   Equity Income Portfolio                  $.033
   Government Securities Portfolio          $.042
   Income Portfolio                         $.031
   International Equity Portfolio           $.029
   Managed Portfolio                        $.043
   Money Market Portfolio                   $.001

32   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Distributions to shareholders are recorded as of the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, when available, are declared daily and distributed monthly for the Government Securities, Income and Money Market Portfolios and declared and distributed quarterly for the Equity, Equity Income, International Equity and Managed Portfolios. Capital gain distributions, when available, will be made annually. However, additional capital gain distributions may be made periodically during the fiscal year in order to comply with the Internal Revenue Code as applicable to regulated investment companies.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including level-yield amortization of premium and discount, is accrued daily.

2. EXPENSES
The Funds have an Investment Management and Services Agreement with IDS Life to provide investment advice, administrative, accounting and other services required in connection with the affairs of the Fund. For these services, IDS Life is paid a fee based on the aggregate average daily net assets of each Fund. The fee is 0.70% on an annual basis for Equity, Equity Income, Government Securities, Income, and Managed Portfolios. For International Equity Portfolio the fee is 0.95% on an annual basis. For Money Market Portfolio the fee is 0.50% on an annual basis.

IDS Life and American Express Financial Corporation (AEFC) have an Investment Advisory Agreement which calls for IDS Life to pay AEFC a fee for investment advice about the Fund's portfolios. The fee paid by IDS Life is 0.25% of Equity, Equity Income, Government Securities, Income, Managed and Money Market Portfolios' average daily net assets for the year. The fee paid by IDS Life is 0.35% of International Equity Portfolio's average daily net assets for the year.

In addition to paying its own management fee, each Fund also pays its taxes, brokerage commissions and other non-advisory expenses. Expenses that relate to a particular Fund, such as custodian fees and registration fees for shares, are paid by that Fund. Other expenses are allocated to the Fund in an equitable manner as determined by the Fund's board. Each Fund also pays custodian fees to American Express Trust Company, an affiliate of IDS Life.

IDS Life has voluntarily agreed to reimburse each Fund for non-advisory expenses which exceed 0.10% on an annual basis of average daily net assets of each Fund.

During the year ended April 30, 2002, the Fund's custodian fees were reduced as a result of earnings credits from overnight cash balances as follows:

Fund                                                            Reduction
Equity Portfolio                                                  $3,500
Equity Income Portfolio                                            4,357
Government Securities Portfolio                                    6,924
Income Portfolio                                                   8,954
International Equity Portfolio                                     2,843
Managed Portfolio                                                  3,314
Money Market Portfolio                                             2,849

3. SECURITIES TRANSACTIONS
For the year ended April 30, 2002, cost of purchases and proceeds from sales of securities aggregated, respectively, $273,091,463 and $273,848,120 for Money Market Portfolio. Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated for each Fund are as follows:

Fund                                        Purchases        Proceeds
Equity Portfolio                        $1,932,418,230    $1,939,567,569
Equity Income Portfolio                      4,676,097         1,895,237
Government Securities Portfolio             10,405,082         7,923,399
Income Portfolio                            95,916,156        97,635,148
International Equity Portfolio             510,953,581       525,945,051
Managed Portfolio                          483,022,119       494,257,918

Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with IDS Life were $3,120 for Equity Portfolio for the year ended April 30, 2002.

33  IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for each Fund for the years indicated are as follows:

                                                                     Year ended April 30, 2002
                                      Equity        Equity      Government    Income    International   Managed      Money
                                     Portfolio      Income      Securities   Portfolio     Equity      Portfolio    Market
                                                   Portfolio     Portfolio                Portfolio                Portfolio

Sold                               1,624,925       320,643      483,135      471,566      688,613      836,737   26,570,691
Issued for reinvested
distributions                      7,433,804         6,349      102,435      643,772      149,222      656,487    1,975,233
Redeemed                          (4,409,571)      (33,671)    (308,684)  (1,452,406)  (3,002,564)  (3,631,146) (28,782,812)
                                  ----------       -------     --------   ----------   ----------   ----------  -----------
Net increase (decrease)            4,649,158       293,321      276,886     (337,068)  (2,164,729)  (2,137,922)    (236,888)
                                   ---------       -------      -------     --------   ----------   ----------     --------

                                                                     Year ended April 30, 2001
                                      Equity        Equity      Government    Income    International   Managed      Money
                                     Portfolio      Income      Securities   Portfolio     Equity      Portfolio    Market
                                                   Portfolio     Portfolio                Portfolio                Portfolio

Sold                               2,159,130       166,400      354,145    1,175,747    2,148,579    1,377,138   33,831,541
Issued for reinvested
distributions                     10,165,218         3,190       99,332      645,536    3,582,508    2,031,155    3,557,023
Redeemed                          (1,490,463)      (21,886)    (441,556)    (940,798)    (551,889)  (1,795,905) (24,908,431)
                                  ----------       -------     --------     --------     --------   ----------  -----------
Net increase (decrease)           10,833,885       147,704       11,921      880,485    5,179,198    1,612,388   12,480,133
                                  ----------       -------       ------      -------    ---------    ---------   ----------

5. FOREIGN CURRENCY CONTRACTS
As of April 30, 2002, International Equity Portfolio has foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

Exchange date                      Currency to               Currency to                 Unrealized               Unrealized
                                  be delivered               be received                appreciation             depreciation
May 1, 2002                             51,063                 6,541,116                   $   --                     $119
                                   U.S. Dollar              Japanese Yen
May 2, 2002                          1,623,165                 1,464,095                    1,461                       --
                        European Monetary Unit               U.S. Dollar
May 2, 2002                         17,479,135                   136,449                      319                       --
                                  Japanese Yen               U.S. Dollar
                                                                                           ------                     ----
Total                                                                                      $1,780                     $119
                                                                                           ------                     ----

6. OPTIONS CONTRACTS WRITTEN
Contracts and premiums associated with options contracts written by Equity Portfolio are as follows:
                                             Year ended April 30, 2002
                                          Puts                      Calls
                                  Contracts   Premiums     Contracts   Premiums
Balance April 30, 2001               250    $  90,407          250  $   195,000
Opened                             2,950      544,660       11,989    2,049,379
Closed                            (2,700)    (473,807)      (7,318)  (1,348,041)
Exercised                           (350)    (102,552)      (1,421)    (347,108)
Expired                             (150)     (58,708)      (3,500)    (549,230)
                                    ----      -------       ------     --------
Balance April 30, 2002                --    $      --           --  $        --
                                    ----      -------       ------     --------

See "Summary of significant accounting policies."

Contracts and premiums associated with options contracts written by Managed Portfolio are as follows:
                                             Year ended April 30, 2002
                                          Puts                      Calls
                                  Contracts   Premiums     Contracts   Premiums
Balance April 30, 2001                --    $      --           --    $      --
Opened                             1,304      347,273          817      241,643
Closed                              (394)    (179,956)        (817)    (241,643)
Expired                             (910)    (167,317)          --           --
                                   -----      -------          ---      -------
Balance April 30, 2002                --    $      --           --    $      --
                                   -----      -------          ---      -------

See "Summary of significant accounting policies."

34   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

7. FUTURES CONTRACTS
As of April 30, 2002, Managed Portfolio's investments in securities included securities valued at $1,980,580 that were pledged as collateral to cover initial margin deposits on 87 open purchase stock index contracts and 353 open sale interest rate contracts. The market value of the open purchase stock index contracts as of April 30, 2002 was $23,429,100 with a net unrealized loss of $1,754,486. The market value of the open sale interest rate contracts as of April 30, 2002 was $37,267,782 with an unrealized loss of $363,381. See "Summary of significant accounting policies."

8. CAPITAL LOSS CARRY-OVER
For federal income tax purposes, capital loss carry-overs were as follows as of April 30, 2002:

Fund                                  Carry-over               Expiration date
Equity Portfolio                   $472,169,362                    2010-2011
Equity Income Portfolio                  23,850                      2011
Government Securities Portfolio         245,933                    2008-2009
Income Portfolio                      6,048,761                    2007-2011
International Equity Portfolio      128,979,400                    2009-2011
Managed Portfolio                   100,206,118                    2010-2011

It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

9. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating each Fund's results.

Equity Portfolio

Per share income and capital changes(a)
Fiscal period ended April 30,                                        2002        2001          2000        1999      1998
Net asset value, beginning of period                                $23.37     $ 47.72        $27.80       $33.96    $23.52
Income from investment operations:
Net investment income (loss)                                            --        (.06)         (.18)        (.06)     (.08)
Net gains (losses) (both realized and unrealized)                    (5.03)     (13.78)        20.10        (1.17)    11.55
Total from investment operations                                     (5.03)     (13.84)        19.92        (1.23)    11.47
Less distributions:
Distributions from realized gains                                    (2.91)     (10.51)           --        (4.93)    (1.03)
Tax return of capital                                                 (.05)         --            --           --        --
Total distributions                                                  (2.96)     (10.51)           --        (4.93)    (1.03)
Net asset value, end of period                                      $15.38     $ 23.37        $47.72       $27.80    $33.96

Ratios/supplemental data
Net assets, end of period (in thousands)                          $790,561  $1,092,695    $1,714,508     $988,937  $933,817
Ratio of expenses to average daily net assets(b)                      .73%        .73%          .72%         .73%      .72%
Ratio of net investment income (loss)
   to average daily net assets                                       (.02%)      (.18%)        (.46%)       (.26%)    (.29%)
Portfolio turnover rate (excluding short-term securities)             228%        136%          126%         130%      147%
Total return(c)                                                    (23.68%)    (37.21%)       71.66%       (2.80%)   49.52%
Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) Total return does not reflect the expenses that apply to the subaccounts or the policies.

35   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Equity Income Portfolio

Per share income and capital changes(a)
Fiscal period ended April 30,                                         2002        2001       2000(b)
Net asset value, beginning of period                                $10.18      $ 9.54        $10.00
Income from investment operations:
Net investment income (loss)                                           .13         .11           .05
Net gains (losses) (both realized and unrealized)                     (.15)        .64          (.46)
Total from investment operations                                      (.02)        .75          (.41)
Less distributions:
Dividends from net investment income                                  (.12)       (.11)         (.05)
Distributions from realized gains                                     (.01)         --            --
Total distributions                                                   (.13)       (.11)         (.05)
Net asset value, end of period                                      $10.03      $10.18        $ 9.54

Ratios/supplemental data
Net assets, end of period (in thousands)                            $6,827      $3,945        $2,286
Ratio of expenses to average daily net assets(c,d)                    .80%        .80%          .81%(f)
Ratio of net investment income (loss) to average daily net assets    1.43%       1.15%         1.15%(f)
Portfolio turnover rate (excluding short-term securities)              39%        112%           20%
Total return(e)                                                      (.19%)      7.92%        (4.12%)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 17, 1999 (commencement of operations) to April 30, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) IDS Life voluntarily limited total operating expenses. Had IDS Life not done so, the ratios of expenses to average daily net assets would have been 1.44%, 1.90% and 3.91% for the periods ended 2002, 2001 and 2000, respectively.
(e) Total return does not reflect the expenses that apply to the subaccounts or the policies.
(f)  Adjusted to an annual basis.

Government Securities Portfolio

Per share income and capital changes(a)
Fiscal period ended April 30,                                         2002        2001          2000        1999      1998
Net asset value, beginning of period                                $10.18      $ 9.64        $10.13       $10.18    $ 9.87
Income from investment operations:
Net investment income (loss)                                           .51         .55           .52          .53       .56
Net gains (losses) (both realized and unrealized)                      .16         .54          (.44)         .04       .42
Total from investment operations                                       .67        1.09           .08          .57       .98
Less distributions:
Dividends from net investment income                                  (.51)       (.55)         (.53)        (.53)     (.56)
Distributions from realized gains                                       --          --          (.04)        (.09)     (.11)
Total distributions                                                   (.51)       (.55)         (.57)        (.62)     (.67)
Net asset value, end of period                                      $10.34      $10.18        $ 9.64       $10.13    $10.18

Ratios/supplemental data
Net assets, end of period (in thousands)                           $22,822     $19,653       $18,491      $21,935   $14,607
Ratio of expenses to average daily net assets(b)                      .80%(c)     .80%(c)       .81%         .80%(c)   .80%(c)
Ratio of net investment income (loss)
   to average daily net assets                                       4.94%       5.53%         5.40%        5.19%     5.57%
Portfolio turnover rate (excluding short-term securities)              39%         76%          123%          89%       82%
Total return(d)                                                      6.63%      11.55%          .86%        5.73%    10.11%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) IDS Life voluntarily limited total operating expenses. Had IDS Life not done so, the ratios of expenses to average daily net assets would have been 0.83%, 0.81%, 0.87% and 0.89% for the years ended 2002, 2001, 1999 and
     1998, respectively.
(d) Total return does not reflect the expenses that apply to the subaccounts or the policies.

36   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Income Portfolio

Per share income and capital changes(a)
Fiscal period ended April 30,                                        2002         2001          2000         1999      1998
Net asset value, beginning of period                                 $9.47       $9.17         $9.89       $10.28    $10.03
Income from investment operations:
Net investment income (loss)                                           .54         .64           .64          .67       .69
Net gains (losses) (both realized and unrealized)                      .09         .25          (.67)        (.32)      .29
Total from investment operations                                       .63         .89          (.03)         .35       .98
Less distributions:
Dividends from net investment income                                  (.54)       (.59)         (.64)        (.67)     (.69)
Distributions from realized gains                                       --          --            --         (.07)     (.04)
Excess distributions from net investment income                         --          --          (.05)          --        --
Total distributions                                                   (.54)       (.59)         (.69)        (.74)     (.73)
Net asset value, end of period                                       $9.56       $9.47         $9.17       $ 9.89    $10.28

Ratios/supplemental data
Net assets, end of period (in thousands)                          $101,549    $103,685       $92,351      $97,578   $82,773
Ratio of expenses to average daily net assets(b)                      .77%        .75%          .74%         .75%      .74%
Ratio of net investment income (loss) to average daily net assets    5.63%       6.82%         6.71%        6.65%     6.69%
Portfolio turnover rate (excluding short-term securities)              98%         83%           50%          22%       94%
Total return(c)                                                      6.88%       9.94%         (.25%)       3.52%     9.97%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) Total return does not reflect the expenses that apply to the subaccounts or the policies.

International Equity Portfolio

Per share income and capital changes(a)
Fiscal period ended April 30,                                         2002        2001          2000        1999      1998
Net asset value, beginning of period                                $13.29      $21.82        $19.04      $18.33     $14.73
Income from investment operations:
Net investment income (loss)                                           .06         .10           .13          .18       .08
Net gains (losses) (both realized and unrealized)                    (2.29)      (5.11)         3.13         1.32      4.06
Total from investment operations                                     (2.23)      (5.01)         3.26         1.50      4.14
Less distributions:
Dividends from net investment income                                  (.09)       (.10)         (.12)        (.17)     (.07)
Distributions from realized gains                                       --       (3.42)         (.36)        (.62)     (.42)
Excess distributions from net investment income                         --          --            --           --      (.05)
Total distributions                                                   (.09)      (3.52)         (.48)        (.79)     (.54)
Net asset value, end of period                                      $10.97      $13.29        $21.82       $19.04    $18.33

Ratios/supplemental data
Net assets, end of period (in thousands)                          $223,649    $299,920      $379,213     $283,001  $217,573
Ratio of expenses to average daily net assets(b)                     1.02%       1.00%         1.02%        1.05%     1.05%(c)
Ratio of net investment income (loss) to average daily net assets     .57%        .59%          .60%        1.01%      .49%
Portfolio turnover rate (excluding short-term securities)             224%        209%          124%          67%      172%
Total return(d)                                                    (16.83%)    (26.76%)       17.44%        8.27%    28.41%
Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) IDS Life voluntarily limited total operating expenses. Had IDS Life not done so, the ratio of expenses to average daily net assets would have been 1.06% for the year ended 1998.
(d) Total return does not reflect the expenses that apply to the subaccounts or the policies.

37   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Managed Portfolio

Per share income and capital changes(a)
Fiscal period ended April 30,                                         2002        2001          2000        1999      1998
Net asset value, beginning of period                                $16.02      $23.56        $20.08       $19.81    $17.16
Income from investment operations:
Net investment income (loss)                                           .22         .36           .40          .41       .47
Net gains (losses) (both realized and unrealized)                    (2.28)      (6.62)         3.69         1.49      3.92
Total from investment operations                                     (2.06)      (6.26)         4.09         1.90      4.39
Less distributions:
Dividends from net investment income                                  (.23)       (.34)         (.40)        (.41)     (.47)
Distributions from realized gains                                       --        (.94)         (.21)       (1.22)    (1.27)
Total distributions                                                   (.23)      (1.28)         (.61)       (1.63)    (1.74)
Net asset value, end of period                                      $13.73      $16.02        $23.56       $20.08    $19.81

Ratios/supplemental data
Net assets, end of period (in thousands)                          $474,576    $588,084      $826,549     $685,154  $580,697
Ratio of expenses to average daily net assets(b)                      .74%        .72%          .72%         .74%      .72%
Ratio of net investment income (loss)
   to average daily net assets                                       1.48%       1.73%         1.87%        2.23%     2.60%
Portfolio turnover rate (excluding short-term securities)             100%         69%           63%          96%      112%
Total return(c)                                                    (12.91%)    (27.93%)       20.79%       10.52%    26.70%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) Total return does not reflect the expenses that apply to the subaccounts or the policies.

Money Market Portfolio

Per share income and capital changes(a)
Fiscal period ended April 30,                                         2002        2001          2000         1999      1998
Net asset value, beginning of period                                 $1.00       $1.00         $1.00        $1.00     $1.00
Income from investment operations:
Net investment income (loss)                                           .03         .06           .05          .05       .05
Less distributions:
Dividends from net investment income                                  (.03)       (.06)         (.05)        (.05)     (.05)
Net asset value, end of period                                       $1.00       $1.00         $1.00        $1.00     $1.00

Ratios/supplemental data
Net assets, end of period (in thousands)                           $69,429     $69,662       $57,143      $45,564   $34,373
Ratio of expenses to average daily net assets(b)                      .54%        .53%          .59%         .60%      .60%
Ratio of net investment income (loss) to average daily net assets    2.54%       5.74%         4.99%        4.72%     5.04%
Total return(c)                                                      2.60%       5.89%         5.11%        4.84%     5.16%
Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) Total return does not reflect the expenses that apply to the subaccounts or the policies.

38   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Investments in Securities

IDS Life Series Fund, Inc.
Equity Portfolio

April 30, 2002
(Percentages represent value of investments compared to net assets)

Common stocks (90.2%)
Issuer                                   Shares               Value(a)

Airlines (2.8%)
Atlantic Coast Airlines
  Holdings                              220,200(b)             $4,811,370
ExpressJet Holdings                     293,000                 4,204,550
Northwest Airlines Cl A                 251,600(b)              4,639,504
Ryanair Holdings ADR                    269,500(b,c)            8,354,500
Total                                                          22,009,924

Banks and savings & loans (4.0%)
Alliance Data Systems                   283,100(b)              6,978,415
Greater Bay Bancorp                     213,000                 7,133,370
TCF Financial                           117,500                 6,115,875
USA Education                           115,000                11,022,750
Total                                                          31,250,410

Chemicals (0.2%)
Cabot Microelectronics                   37,500(b)              1,833,750

Communications equipment & services (1.0%)
Fairchild Semiconductor
  Intl Cl A                             192,600(b)              5,188,644
Finisar                                 436,500(b)              2,789,235
Total                                                           7,977,879

Computers & office equipment (21.1%)
Adaptec                                 142,400(b)              2,093,280
Adobe Systems                           310,000                12,387,600
Anteon Intl                              44,500(b)              1,012,375
BISYS Group                             335,600(b)             11,477,520
BMC Software                            236,900(b)              3,425,574
Brocade Communications
  Systems                               368,000(b)              9,417,120
Cadence Design Systems                   59,000(b)              1,208,320
Check Point Software
  Technologies                          156,000(b,c)            2,831,400
Citrix Systems                          215,500(b)              2,499,800
Concord EFS                              88,500(b)              2,798,715
Convergys                               240,000(b)              6,640,800
DST Systems                             100,300(b)              4,956,826
Electronic Arts                         146,200(b)              8,633,110
Emulex                                  266,000(b)              7,711,340
Fiserv                                  334,600(b)             14,876,315
Henry (Jack) & Associates               200,000                 4,656,000
Intuit                                  206,000(b)              8,071,080
Lawson Software                         349,550(b)              2,974,671
Lexmark Intl Cl A                       139,000(b)              8,309,420
Mercury Interactive                      74,600(b)              2,780,342
Network Appliance                       451,000(b)              7,869,950
NVIDIA                                  138,500(b)              4,821,185
PeopleSoft                              185,000(b)              4,286,450
Rational Software                       308,400(b)              4,493,388
SABRE Holdings Cl A                     136,500(b)              6,347,250
SunGard Data Systems                    455,200(b)             13,546,752
Symantec                                 81,000(b)              2,868,210
VERITAS Software                        124,500(b)              3,528,330
Total                                                         166,523,123

Electronics (15.1%)
Alpha Inds                              180,000(b)              2,205,000
Altera                                  467,800(b)              9,617,968
Applied Materials                       325,500(b)              7,916,160
Broadcom Cl A                           276,500(b)              9,539,250
Integrated Circuit Systems              230,000(b)              4,577,000
KLA-Tencor                              179,000(b)             10,555,630
Lam Research                            289,900(b)              7,438,834
LTX                                     217,000(b)              4,602,570
Maxim Integrated Products               151,000(b)              7,519,800
Microchip Technology                    292,000(b)             12,994,000
Novellus Systems                        208,800(b)              9,897,120
Power-One                               636,700(b)              5,322,812
RF Micro Devices                        337,700(b)              5,875,980
Taiwan Semiconductor
  Mfg ADR                               176,000(c)              3,115,200
Teradyne                                304,000(b)             10,016,800
Xilinx                                  215,100(b)              8,122,176
Total                                                         119,316,300

Energy (1.5%)
Grant Prideco                           291,500(b)              4,664,000
Ocean Energy                            319,500                 6,837,300
Total                                                          11,501,300

Energy equipment & services (2.3%)
BJ Services                             174,000(b)              6,392,760
Nabors Inds                              42,500(b)              1,935,875
Varco Intl                              218,500(b)              4,477,065
Weatherford Intl                        111,500(b)              5,560,505
Total                                                          18,366,205

Financial services (1.7%)
Doral Financial                         191,000                 6,673,540
Paychex                                 174,600                 6,517,818
Total                                                          13,191,358

Health care (15.6%)
Alcon                                   150,000(b,c)            5,197,500
Allergan                                 88,500                 5,833,035
Andrx Group                              43,000(b)              1,944,460
Biogen                                   99,500(b)              4,325,265
Biomet                                  206,500                 5,829,495
Chiron                                   86,500(b)              3,500,655
Forest Laboratories                     104,500(b)              8,061,130
Genzyme-General Division                170,300(b)              6,972,082
Gilead Sciences                         223,800(b)              6,964,656
Guidant                                 154,500(b)              5,809,200
ICOS                                    142,050(b)              3,659,208
IDEC Pharmaceuticals                    178,200(b)              9,792,090
Invitrogen                               88,000(b)              3,051,840
King Pharmaceuticals                    117,600(b)              3,685,584
Laboratory Corp
  America Holdings                       41,200(b)              4,087,040
MedImmune                               277,200(b)              9,258,480
Quest Diagnostics                        98,100(b)              9,018,333
St. Jude Medical                        154,000(b)             12,814,340
Stryker                                 152,600                 8,165,626
Waters                                  187,000(b)              5,039,650
Total                                                         123,009,669

Health care services (3.8%)
AdvancePCS                               21,900(b)                740,439
Caremark Rx                             334,800(b)              7,198,200
Covance                                 179,000(b)              3,592,530
First Health Group                       71,500(b)              2,073,500
IMS Health                               98,700                 2,034,207
OSI Pharmaceuticals                      99,500(b)              3,181,015
Pharmaceutical Product
  Development                           125,000(b)              3,147,500
VCA Antech                              400,000(b)              6,100,000
XOMA                                    539,500(b)              2,012,335
Total                                                          30,079,726

Insurance (2.0%)
ACE                                     133,000(c)              5,788,160
Everest Re Group                         72,000(c)              4,888,800
XL Capital Cl A                          51,000(c)              4,811,850
Total                                                          15,488,810

Media (4.3%)
Apollo Group Cl A                        51,600(b)              1,978,344
Interpublic
  Group of Companies                    309,000                 9,541,920
Radio One Cl A                          200,000(b)              4,480,000
Scholastic                               54,100(b)              2,744,493
Univision
  Communications Cl A                   187,800(b)              7,504,488
USA Networks                            268,500(b)              8,030,835
Total                                                          34,280,080

Restaurants & lodging (4.9%)
Hilton Hotels                           253,800                 4,152,168
Krispy Kreme Doughnuts                  211,100(b)              8,059,798
P.F. Chang's China Bistro                53,000(b)              3,839,850
Park Place Entertainment                342,700(b)              4,215,210
Starbucks                               503,200(b)             11,483,025
Wendy's Intl                            178,700                 6,683,380
Total                                                          38,433,431

Retail (8.7%)
Bed Bath & Beyond                       231,000(b)              8,586,270
Best Buy                                142,500(b)             10,594,876
BJ's Wholesale Club                     202,000(b)              9,015,260
Family Dollar Stores                    293,000                10,137,800
Fred's                                  188,250                 7,327,594
GameStop                                206,400(b)              3,931,920
Kohl's                                  102,100(b)              7,524,770
Talbots                                 119,500                 4,110,800
TJX Companies                           182,900                 7,970,782
Total                                                          69,200,072

See accompanying notes to investments in securities.

39   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Equity Portfolio

Issuer                                   Shares                  Value(a)

Textiles & apparel (0.8%)
Chico's FAS                             184,900(b)             $6,671,193

Transportation (0.5%)
C.H. Robinson Worldwide                 122,500                 3,855,076

Total common stocks
(Cost: $712,617,561)                                         $712,988,306

Preferred stocks & other (3.7%)(b)
Issuer                                   Shares                  Value(a)

Adaytum Software
  Series E                              311,158(f)             $1,219,739
  Warrants                                6,019(f,h)                   --
Agiliti
  Cv Series C                           900,000(f)                382,500
Aurgin Systems                        1,371,586(f,h)                   --
Avasta
  Series B                              484,468(f)                649,187
Avasta E-Service
  Warrants                              242,235(f,h)                   --
Bluestream Ventures LP                5,000,000(e,f)            4,392,961
CBeyond Communications                1,444,043(e,f)            5,000,000
Covia Technologies
  Series E                              771,730(f,h)                   --
Dia Dexus
  Cv Series C                           477,419(f)              3,699,997
Equinix
  Cv                                    134,117(d)                 76,447
Evoice
  Cv Series D                         1,578,666(f)                885,000
Fibrogen
  Cv Series E                           668,151(f)              2,999,998
Gorp.com
  Series B                              873,786(f,h)                   --
Marketsoft
  Cv                                    362,705(f)                181,353
Mars
  Cv                                  2,702,703(f)              3,000,000
  Series G                            1,428,000(f)              1,428,000
Nobex
  Series E                            1,200,000(f)              2,400,000
Portera
  Series G                              765,672(f)                398,149
Retail Exchange.com                   1,257,143(f,h)                   --
  Warrants                               27,947(f,h)                   --
SignalSoft
  Cv Series E                           456,385(f)                533,970
Therox
  Series H                              438,203(f)              1,752,812
Vcommerce
  Cv Series C                           427,468(f)                517,236

Total preferred stocks & other
(Cost: $61,978,033)                                           $29,517,349

Short-term securities (7.3%)
Issuer              Annualized         Amount                    Value(a)
                   yield on date     payable at
                    of purchase       maturity

U.S. government agencies (5.0%)
Federal Home Loan Bank Disc Nts
     05-10-02           1.80%        $6,600,000                $6,596,701
     06-14-02           1.70          3,900,000                 3,891,712
Federal Home Loan Mtge Corp Disc Nts
     05-14-02           1.79          3,300,000                 3,297,703
     05-14-02           1.80          5,100,000                 5,096,430
     05-21-02           1.80          4,400,000                 4,395,380
     06-20-02           1.69          5,600,000                 5,586,593
Federal Natl Mtge Assn Disc Nts
     05-21-02           1.67          4,400,000                 4,395,714
     06-21-02           1.70          6,500,000                 6,489,206
Total                                                          39,749,439

Commercial paper (2.3%)
Emerson Electric
     05-20-02           1.81%        $3,300,000(g)             $3,296,682
General Electric Capital
     05-01-02           1.92          8,200,000                 8,199,562
Salomon Smith Barney
     06-07-02           1.76          2,900,000                 2,894,612
Southern Co Funding
     05-22-02           1.78          3,500,000(g)              3,496,193
Total                                                          17,887,049

Total short-term securities
(Cost: $57,634,165)                                           $57,636,488

Total investments in securities
(Cost: $832,229,759)(i)                                      $800,142,143

See accompanying notes to investments in securities.

40   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Equity Portfolio
Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b)  Non-income producing.
(c) Foreign security values are stated in U.S. dollars. As of April 30, 2002, the value of foreign securities represented 4.4% of net assets.
(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.
(e) The share amount for Limited Liability Companies (LLC) or Limited Partnerships (LP) represents capital contributions. At April 30, 2002, the amount of capital committed to the LLC or LP for future investment was $4,387,070.
(f)  Identifies issues considered to be illiquid as to their  marketability (see
     Note 1 to the financial statements) . Information concerning such security holdings at April 30, 2002, is as follows:

     Security                               Acquisition               Cost
                                               dates
     Adaytum Software
        Series E                      09-15-00 thru 05-10-01       $1,950,961
        Warrants                             05-10-01                      --
     Agiliti
        Cv Series C                          11-14-00               2,700,000
     Aurgin Systems                          12-16-99               3,374,102
     Avasta
        Series B                             11-09-00               2,657,065
     Avasta E-Services
        Warrants                             11-08-00                      --
     Bluestream Ventures LP           06-28-00 thru 06-28-01        5,000,000
     CBeyond Communications           03-23-00 thru 08-20-01        5,000,000
     Covia Technologies
        Series E                             08-16-00               1,933,955
     Dia Dexus
        Cv Series C                          04-03-00               3,699,997
     Evoice
        Cv Series D                          11-27-00               1,770,000
     Fibrogen
        Cv Series E                          05-17-00               2,999,998
     Gorp.com
        Series B                             02-21-00               4,499,998
     Marketsoft
        Cv                                   12-11-00               1,770,000
     Mars
        Cv                                   02-17-99               5,000,000
        Series G                             12-01-99               3,000,000
     Nobex
        Series E                             05-04-99               3,000,000
     Portera
        Series G                             11-10-00               2,565,001
     Retail Exchange.com                     11-29-00               4,400,001
        Warrants                             11-29-00                      --
     SignalSoft
        Cv Series E                   12-15-99 thru 02-27-01        2,701,799
     Therox
        Series H                             09-05-00               2,015,734
     Vcommerce
        Cv Series C                          07-21-00               1,992,001

(g) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.
(h)  Negligible market value.
(i) At April 30, 2002, the cost of securities for federal income tax purposes was $840,994,259 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                               $  59,353,625
     Unrealized depreciation                                (100,205,741)
                                                            ------------
     Net unrealized depreciation                           $ (40,852,116)
                                                           -------------
41   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Investments in Securities

IDS Life Series Fund, Inc.
Equity Income Portfolio

April 30, 2002
(Percentages represent value of investments compared to net assets)

Common stocks (96.9%)
Issuer                                   Shares                 Value(a)

Aerospace & defense (1.2%)
Goodrich                                  2,048                   $65,372
United Technologies                         200                    14,034
Total                                                              79,406

Airlines (1.2%)
AMR                                       3,964(b)                 85,107

Automotive & related (2.3%)
Eaton                                       665                    56,266
General Motors                            1,592                   102,126
Total                                                             158,392

Banks and savings & loans (2.4%)
FleetBoston Financial                     1,015                    35,830
J.P. Morgan Chase                         1,495                    52,475
Washington Mutual                         2,086                    78,704
Total                                                             167,009

Beverages & tobacco (0.7%)
Philip Morris                               901                    49,041

Building materials & construction (1.9%)
Fluor                                     1,082                    44,719
Hanson ADR                                2,347(c)                 85,900
Total                                                             130,619

Chemicals (1.6%)
Dow Chemical                              3,383                   107,579

Communications equipment & services (1.0%)
Verizon Communications                    1,617                    64,858

Computers & office equipment (1.3%)
Hewlett-Packard                           1,500                    25,650
Pitney Bowes                              1,196                    50,352
Solectron                                 1,898(b)                 13,855
Total                                                              89,857

Energy (11.8%)
BP ADR                                    1,095(c)                 55,626
ChevronTexaco                             1,517                   131,539
Conoco                                    4,960                   139,127
Kerr-McGee                                1,905                   113,919
Marathon Oil                              3,592                   104,384
Ocean Energy                              1,598                    34,197
Petroleo Brasileiro ADR                   2,615(c)                 64,329
Phillips Petroleum                        1,559                    93,244
Unocal                                    1,777                    66,087
Total                                                             802,452

Energy equipment & services (4.8%)
McDermott Intl                            6,751(b)                107,813
Pioneer Natural Resources                 4,082(b)                 97,927
Tidewater                                 2,757                   119,930
Total                                                             325,670

Financial services (4.6%)
Citigroup                                   683                    29,574
Lehman Brothers Holdings                  3,260                   192,339
Morgan Stanley,
  Dean Witter & Co                        1,985                    94,724
Total                                                             316,637

Food (3.9%)
Archer-Daniels-Midland                    2,524                    33,493
ConAgra Foods                             2,863                    70,144
Heinz (HJ)                                  373                    15,662
Kellogg                                     492                    17,673
SUPERVALU                                 4,350                   130,500
Total                                                             267,472

Furniture & appliances (1.6%)
Whirlpool                                 1,430                   107,179

Health care (1.5%)
Merck & Co                                1,000                    54,340
Schering-Plough                           1,700                    46,410
Total                                                             100,750

Health care services (1.6%)
PacifiCare Health Systems                 3,641(b)                110,177

Industrial equipment & services (7.2%)
Caterpillar                               1,659                    90,615
Illinois Tool Works                         993                    71,595
Ingersoll-Rand Cl A                       3,574(c)                178,522
Parker-Hannifin                           1,900                    94,905
Tomkins ADR                               3,758(c)                 57,497
Total                                                             493,134

Insurance (15.0%)
ACE                                       1,471(c)                 64,018
Aon                                       2,537                    90,647
CIGNA                                     1,229                   133,961
Jefferson-Pilot                           1,249                    62,550
Lincoln Natl                              1,249                    59,827
Loews                                     1,906                   114,265
SAFECO                                    2,550                    85,170
St. Paul Companies                        1,456                    72,523
Torchmark                                 1,636                    66,896
Travelers Property
  Casualty Cl A                           7,800(b)                145,002
XL Capital Cl A                           1,289(c)                121,617
Total                                                           1,016,476

Leisure time & entertainment (1.2%)
Royal Caribbean Cruises                   3,564                    84,075

Media (2.1%)
Donnelley (RR)  & Sons                    2,618                    83,671
Knight-Ridder                               939                    62,913
Total                                                             146,584

Metals (1.6%)
Alcoa                                     2,359                    80,277
Martin Marietta Materials                   718                    27,973
Total                                                             108,250

Multi-industry conglomerates (7.9%)
Crane                                     1,586                    43,742
Diebold                                   1,905                    72,047
Dover                                     1,056                    39,347
Eastman Kodak                             2,871                    92,475
Honeywell Intl                            2,112                    77,468
Textron                                   1,954                    96,098
Xerox                                     4,585(b)                 40,577
YORK Intl                                 2,056                    74,859
Total                                                             536,613

Paper & packaging (2.2%)
Abitibi-Consolidated                      5,648(c)                 50,832
Intl Paper                                2,422                   100,343
Total                                                             151,175

Real estate investment trust (3.4%)
Crescent Real Estate Equities             5,230                   102,613
Equity Residential
  Properties Trust                        1,923                    54,229
JDN Realty                                2,700                    34,209
Starwood Hotels & Resorts
  Worldwide                               1,029                    38,896
Total                                                             229,947

Retail (1.3%)
Albertson's                                 673                    22,572
Charming Shoppes                          7,585(b)                 65,535
Total                                                              88,107

Textiles & apparel (1.0%)
Kellwood                                  2,603                    70,932

Transportation (1.8%)
Burlington Northern Santa Fe              4,441                   122,083

Utilities -- electric (4.3%)
CMS Energy                                1,341                    25,962
Dominion Resources                        1,404                    93,254
Duke Energy                               1,850                    70,911
Exelon                                    1,892                   102,735
Total                                                             292,862

Utilities -- gas (1.7%)
El Paso                                     771                    30,840
Williams Companies                        4,441                    84,823
Total                                                             115,663

See accompanying notes to investments in securities.

42   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Equity Income Portfolio

Issuer                                   Shares                 Value(a)

Utilities -- telephone (2.9%)
AT&T                                      4,733                   $62,097
SBC Communications                        1,387                    43,080
Sprint (FON Group)                        5,984                    94,847
Total                                                             200,024

Total common stocks
(Cost: $6,312,597)                                             $6,618,130

Preferred stock (0.3%)
Issuer                                   Shares                 Value(a)

Xerox
  7.50% Cv                                  300(d)                $18,225

Total preferred stock
(Cost: $15,000)                                                   $18,225

Total investments in securities
(Cost: $6,327,597) (e)                                         $6,636,355

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of April 30, 2002, the value of foreign securities represented 9.9% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e)  At April 30, 2002,  the cost of securities  for federal income tax purposes
     was  $6,338,230  and  the  aggregate  gross  unrealized   appreciation  and
     depreciation based on that cost was:

     Unrealized appreciation                                    $ 604,355
     Unrealized depreciation                                     (306,230)
                                                                 --------
     Net unrealized appreciation                                $ 298,125
                                                                ---------

43   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Investments in Securities

IDS Life Series Fund, Inc.
Government Securities Portfolio

April 30, 2002
(Percentages represent value of investments compared to net assets)

Bonds (93.7%)
Issuer                Coupon          Principal                  Value(a)
                       rate            amount

Mortgage-backed securities (55.9%)
Federal Farm Credit Bank
     12-15-04           3.88%          $100,000                   $99,877
     06-19-07           6.75            125,000                   134,704
Federal Home Loan Bank
     11-15-02           6.38            500,000                   511,559
     10-15-04           3.63            250,000                   249,799
     08-15-05           6.88            900,000                   972,958
Federal Home Loan Mtge Corp
     06-01-12           7.00             75,485                    79,183
     01-01-13           6.00            212,192                   218,240
     02-01-13           6.50            119,506                   123,939
     02-01-16           5.50            847,755                   848,924
     12-01-27           6.00            208,236                   207,954
     05-01-28           7.00            157,250                   162,787
     08-01-28           7.00             84,204                    87,218
Federal Natl Mtge Assn
     05-14-04           5.63            200,000                   207,882
     08-15-04           6.50            100,000                   106,144
     03-15-05           3.88            500,000                   497,881
     02-15-08           5.75            500,000                   515,069
     06-01-10           6.50            125,710                   131,183
     03-01-13           6.00            105,837                   108,619
     04-01-13           5.50            260,746                   262,650
     07-01-13           6.50            256,949                   266,396
     06-01-14           6.50            353,618                   366,619
     09-01-14           7.00            298,984                   312,503
     01-01-15           6.50            406,920                   420,994
     03-01-15           7.00             55,384                    57,888
     05-01-15           5.50            500,000(b)                496,250
     03-01-23           9.00             27,208                    30,058
     09-01-25           7.00             89,160                    92,586
     04-01-27           6.50            140,136                   143,038
     03-01-28           6.50            206,288                   210,161
     04-01-28           6.00            218,612                   217,844
     09-01-28           6.00            489,581                   487,862
     11-01-28           6.00            369,725                   368,427
     01-01-29           6.00            381,668                   380,327
     05-01-29           7.00            367,567                   381,322
     09-01-29           6.00            412,882                   411,025
     05-01-30           8.50             20,004                    21,362
     06-01-30           8.50             23,025                    24,588
     06-01-31           6.50            461,701                   467,687
     05-01-32           6.50            500,000(b)                506,438
  Collateralized Mtge Obligation
     12-23-31           7.50            228,729                   241,227
Govt Natl Mtge Assn
     05-15-17           8.00              3,098                     3,344
     10-15-27           7.00            251,829                   261,044
     07-15-28           6.50            713,274                   726,212
     03-15-31           8.00            311,741                   330,243
Total                                                          12,752,015

U.S. government obligations & agencies (37.8%)
Resolution Funding Corp
     10-15-19           8.13            400,000                   486,386
  Zero Coupon
     04-15-05           5.66            200,000(c)                177,084
Small Business Administration Participation Ctfs
     09-01-11           5.89            535,000                   530,784
     08-01-21           6.34            492,056                   502,623
Student Loan Mtge Assn
     06-30-04           5.00            500,000                   514,920
     03-15-06           5.25            500,000                   512,380
U.S. Treasury
     11-30-02           5.75            300,000                   306,516
     11-15-05           5.88            575,000                   608,960
     11-15-06           3.50            500,000                   481,485
     08-15-07           6.13            500,000                   535,155
     02-15-11           5.00            500,000                   497,030
     05-15-16           7.25            300,000                   347,718
     11-15-16           7.50            700,000                   829,612
     05-15-17           8.75            950,000                 1,249,696
     08-15-23           6.25            725,000                   769,747
     11-15-24           7.50            145,000                   176,900
     08-15-27           6.38            100,000                   108,281
Total                                                           8,635,277

Total bonds
(Cost: $20,209,320)                                           $21,387,292

Short-term securities (9.6%)
Issuer              Annualized         Amount                    Value(a)
                   yield on date     payable at
                    of purchase       maturity

U.S. government agencies
Federal Home Loan Bank Disc Nts
     05-10-02           1.80%          $800,000                  $799,600
     05-29-02           1.80            600,000                   599,196
Federal Natl Mtge Assn Disc Nts
     05-15-02           1.78            300,000                   299,777
     06-18-02           1.69            500,000                   498,850

Total short-term securities
(Cost: $2,694,882)                                             $2,197,423

Total investments in securities
(Cost: $22,904,202)(d)                                        $23,584,715

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b) At April 30, 2002, the cost of securities purchased, including interest purchased, on a when-issued basis was $995,198.
(c) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.
(d) At April 30, 2002, the cost of securities for federal income tax purposes was $22,904,201 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                     $776,002
     Unrealized depreciation                                      (95,488)
                                                                  -------
     Net unrealized appreciation                                 $680,514
                                                                 --------

44   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Investments in Securities

IDS Life Series Fund, Inc.
Income Portfolio

April 30, 2002
(Percentages represent value of investments compared to net assets)

Bonds (93.5%)
Issuer                Coupon          Principal                  Value(a)
                       rate            amount

Government obligations & agencies (6.1%)
Federal Republic of Brazil
  (U.S. Dollar)
     04-15-14           8.00%          $369,423(c)               $287,707
U.S. Treasury
     11-15-08           4.75            400,000                   398,500
     05-15-17           8.75            400,000                   526,188
     05-15-18           9.13          2,300,000                 3,136,624
     11-15-21           8.00          1,000,000                 1,266,410
     08-15-29           6.13            500,000                   526,640
Total                                                           6,142,069

Mortgage-backed securities (41.9%)
Federal Home Loan Mtge Corp
     07-15-04           6.25          3,500,000                 3,689,031
     01-15-06           5.25          3,000,000                 3,078,138
     08-01-11           6.50            695,343                   723,270
     06-01-14           6.50          2,897,604                 2,998,385
     06-15-20           8.00             57,518                    61,574
Federal Natl Mtge Assn
     09-15-09           6.63          2,500,000                 2,672,765
     06-01-10           6.50            377,129                   393,549
     02-01-11           6.00            769,822                   794,218
     03-15-11           5.50          3,000,000                 2,962,167
     09-01-13           6.00          1,035,279                 1,061,043
     11-01-13           6.00          1,128,794                 1,156,886
     05-01-26           7.00          2,020,028                 2,095,618
     07-01-26           7.00            769,676                   798,478
     12-01-27           6.00          1,742,540                 1,739,812
     12-01-27           6.50          1,242,162                 1,265,486
     10-01-28           6.50          1,432,478                 1,458,122
     06-01-29           6.50          3,544,303                 3,601,114
     08-01-29           6.50            751,453                   763,498
     02-01-30           7.50            935,146                   977,691
     08-01-30           7.50            619,634                   647,491
     05-01-31           6.00          7,000,000(f)              6,914,687
     08-01-31           7.50          2,497,185                 2,609,381
Total                                                          42,462,404

Aerospace & defense (0.9%)
Alliant Techsystems
  Company Guaranty
     05-15-11           8.50            175,000                   185,500
L-3 Communications
  Company Guaranty Series B
     08-01-08           8.00            100,000                   102,000
Northrop Grumman
     03-01-06           7.00            250,000                   259,780
  Company Guaranty
     02-15-31           7.75            350,000                   365,564
Total                                                             912,844

Airlines (1.3%)
Continental Airlines
  Series 1996A
     10-15-13           6.94            306,059                   300,452
Delta Air Lines
     09-18-11           7.11            500,000                   519,770
Wilmington Trust
  Sub Nts
     05-01-08           6.63            500,000                   493,940
Total                                                           1,314,162

Automotive & related (1.3%)
DaimlerChrysler North America Holding
  Company Guaranty
     01-15-12           7.30            400,000                   414,833
Dura Operating
  Company Guaranty Series D
     05-01-09           9.00             65,000                    66,138
  Sr Nts
     04-15-12           8.63             65,000(e)                 67,600
Ford Motor Credit
     07-16-04           6.70            500,000                   511,422
Lear
  Company Guaranty Series B
     05-15-09           8.11            250,000                   260,000
Stoneridge
  Sr Nts
     05-01-12          11.50             30,000(d)                 31,088
Total                                                           1,351,081

Banks and savings & loans (3.8%)
Capital One Bank
     05-15-08           6.70            500,000                   477,570
Capital One Financial
     08-01-08           7.13            500,000                   475,625
Comerica Bank
  Sub Nts
     10-01-08           6.00            500,000                   495,725
Hubco Capital Trust I
  Company Guaranty Series B
     02-01-27           8.98            500,000                   423,810
MBNA American Bank
  Sub Nts
     03-15-08           6.75            500,000                   500,880
Sovereign Bancorp
  Company Guaranty
     03-15-04           8.63            150,000                   155,727
Wachovia
  Sr Nts
     07-15-05           7.45            350,000                   378,864
Washington Mutual Bank
     06-15-11           6.88            500,000                   515,946
Wells Fargo
  Sr Medium-term Nts Series G
     09-15-02           6.38            400,000                   406,064
Total                                                           3,830,211

Beverages & tobacco (0.2%)
Constellation Brands
  Sr Sub Nts Series B
     01-15-12           8.13            155,000                   158,875

Building materials & construction (2.8%)
Associated Materials
  Sr Sub Nts
     04-15-12           9.75            170,000(d)                174,250
Beazer Homes USA
  Sr Nts
     04-15-12           8.38             80,000(e)                 81,500
Collins & Aikman Floor Cover
  Sr Sub Nts
     02-15-10           9.75             25,000(d)                 26,188
D.R. Horton
  Sr Sub Nts
     03-15-11           9.38             50,000                    51,125
Dayton Superior
  Company Guaranty
     06-15-09          13.00            100,000                   100,000
Foamex LP/Capital
  Company Guaranty
     04-01-09          10.75             40,000(d)                 42,200
Louisiana Pacific
  Sr Nts
     11-15-08          10.88            180,000                   194,400
Masco
     05-03-04           6.00            250,000                   257,115
Pulte Homes
  Company Guaranty
     08-01-11           7.88            100,000                   102,127
  Sr Nts
     12-15-03           7.00            300,000                   305,571
Schuler Homes
  Company Guaranty
     07-15-09           9.38            200,000                   207,000
Standard Pacific
  Sr Sub Nts
     04-15-12           9.25            250,000                   255,000
Tyco Intl Group
  (U.S. Dollar)  Company Guaranty
     06-15-03           6.25            500,000(c)                451,250

See accompanying notes to investments in securities.

45   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Income Portfolio

Issuer                Coupon          Principal                  Value(a)
                       rate            amount

Building materials & construction (cont.)
WCI Communities
  Company Guaranty
     02-15-11          10.63%           $75,000                   $80,625
  Sr Sub Nts
     05-01-12           9.13            125,000(d)                125,625
Weyerhaeuser
     03-15-12           6.75            400,000(e)                403,704
Total                                                           2,857,680

Chemicals (1.8%)
Airgas
  Company Guaranty
     10-01-11           9.13            100,000                   106,750
Allied Waste North America
  Company Guaranty Series B
     01-01-06           7.63            250,000                   246,875
     08-01-09          10.00             50,000                    51,375
Compass Minerals Group
  Sr Sub Nts
     08-15-11          10.00             25,000(d)                 26,500
Equistar Chemical/Funding
  Company Guaranty
     09-01-08          10.13            125,000                   123,125
Georgia Gulf
     11-15-05           7.63             65,000                    67,269
Huntsman Intl LLC
  Sr Nts
     03-01-09           9.88             20,000(e)                 20,100
IMC Global
  Company Guaranty Series B
     06-01-08          10.88            150,000                   168,000
Lyondell Chemical
     12-15-08           9.50             55,000(d)                 53,900
Noveon
  Company Guaranty Series B
     02-28-11          11.00            100,000                   107,500
Praxair
     03-01-08           6.50            250,000                   259,260
Resolution Performance
  Sr Sub Nts
     11-15-10          13.50            100,000                   113,000
Waste Management
  Sr Nts
     10-01-07           7.13            500,000                   511,490
Total                                                           1,855,144

Communications equipment & services (2.2%)
AT&T Wireless Services
  Sr Nts
     03-01-31           8.75            500,000                   489,766
Block Communications
  Sr Sub Nts
     04-15-09           9.25             50,000(d)                 52,000
Cingular Wireless
     12-15-11           6.50            200,000(d)                190,484
Deutsche Telekom Intl Finance
  (U.S. Dollar)
     06-15-10           8.00            500,000(c)                526,539
EchoStar DBS
  Sr Nts
     02-01-09           9.38            175,000                   182,438
GT Group Telecom
  (U.S. Dollar)
     06-30-08           9.89            125,000(c)                 68,750
NATG Holdings LLC/Orius Capital
  Company Guaranty Series B
     02-01-10          12.75             75,000(b)                  2,250
Price Communications Wireless
  Company Guaranty Series B
     12-15-06           9.13            150,000                   156,750
Rogers Communications
  (U.S. Dollar)  Sr Nts
     01-15-06           9.13            100,000(c)                100,750
Verizon New England
  Sr Nts
     09-15-11           6.50            500,000                   498,945
Total                                                           2,268,672

Computers & office equipment (0.4%)
Brocade Communications
  Cv
     01-01-07           2.00            130,000(d)                114,075
Comverse Technology
  Cv
     12-01-05           1.50            140,000                   107,275
Emulex
  Cv
     02-01-07           1.75             80,000(d)                 67,300
Extreme Networks
  Cv
     12-01-06           3.50             70,000(d)                 55,650
Wind River Systems
  Cv
     12-15-06           3.75             30,000(d)                 24,375
Total                                                             368,675

Electronics (0.5%)
Celestica
  (U.S. Dollar)  Zero Coupon Cv
     08-01-20           3.82            380,000(c,h)              159,599
RF Micro Devices
  Cv
     08-15-05           3.75            130,000                   111,313
STMicroelectronics
  (U.S. Dollar)  Zero Coupon Cv
     11-16-10           3.97            160,000(c,d,h)            107,000
Triquint Semiconductor
  Cv Sub Nts
     03-01-07           4.00            115,000                    88,119
Total                                                             466,031

Energy (2.3%)
Ashland
  Medium-term Nts Series J
     08-15-05           7.83            500,000                   543,229
Devon Energy
  Cv
     08-15-08           4.90             81,000                    79,886
El Paso Energy Partners
  Company Guaranty Series B
     06-01-11           8.50            100,000                   103,000
Forest Oil
  Sr Nts
     06-15-08           8.00             80,000                    81,800
Hanover Equipment Trust
  Sr Nts
     09-01-08           8.50             50,000(d)                 50,500
     09-01-11           8.75             75,000(d)                 75,938
Kerr-McGee
     10-15-05           8.13            500,000                   541,645
Luscar Coal
  (U.S. Dollar)  Sr Nts
     10-15-11           9.75            160,000(c)                170,000
Magnum Hunter Resources
  Sr Nts
     03-15-12           9.60            130,000(d)                136,500
Phillips Petroleum
     05-25-05           8.50            200,000                   221,714
Tesoro Escrow
  Sr Sub Nts
     04-01-12           9.63            145,000(d)                147,900
Westport Resources
  Company Guaranty
     11-01-11           8.25             40,000                    41,200
XTO Energy
  Sr Nts
     04-15-12           7.50            160,000(e)                161,200
Total                                                           2,354,512

Energy equipment & services (0.3%)
BJ Services
  Cv
     04-24-22            .40             70,000(d)                 57,357
Key Energy Services
  Sr Nts
     03-01-08           8.38            115,000                   118,450
Nabors Inds
  Zero Coupon Cv
     06-20-20           1.88            180,000(h)                121,050
Total                                                             296,857

Financial services (2.0%)
American General Finance
  Sr Nts
     11-01-03           5.75            500,000                   516,555
E*TRADE Group
  Cv
     02-01-07           6.00            100,000                    79,410
GMAC
     09-15-11           6.88            500,000                   500,560
Indah Kiat Finance Mauritius
  (U.S. Dollar)  Company Guaranty
     07-01-07          10.00             50,000(b,c)               11,500
LaBranche
  Sr Nts
     08-15-04           9.50            150,000                   158,421
  Sr Sub Nts
     03-02-07          12.00            100,000                   114,000

46   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Income Portfolio

Issuer                Coupon          Principal                  Value(a)
                       rate            amount

Financial services (cont.)
Morgan Stanley, Dean Witter & Co
     06-15-05           7.75%          $500,000                  $542,944
Swiss Re America Holdings
  Cv
     11-21-21           3.25             70,000(d)                 67,988
Total                                                           1,991,378

Food (1.1%)
B & G Foods
  Sr Sub Nts
     08-01-07           9.63            165,000(d)                169,950
Del Monte
  Company Guaranty Series B
     05-15-11           9.25             50,000                    52,500
Delhaize America
  Company Guaranty
     04-15-11           8.13            500,000                   539,302
Kellogg
  Series B
     04-01-11           6.60            300,000                   308,121
Total                                                           1,069,873

Furniture & appliances (0.1%)
Falcon Products
  Company Guaranty Series B
     06-15-09          11.38             70,000                    63,437
Interface
  Company Guaranty
     04-01-08           7.30             50,000                    46,438
  Sr Nts
     02-01-10          10.38             25,000(d)                 26,844
Total                                                             136,719

Health care (0.6%)
Allergan
  Zero Coupon Cv
     11-01-20           2.50            110,000(h)                 67,788
Aviron
  Cv
     02-01-08           5.25             70,000                    67,200
Wyeth
     03-15-11           6.70            500,000                   522,485
Total                                                             657,473

Health care services (0.7%)
Charles River Laboratories
  Cv
     02-01-22           3.50             70,000(d)                 69,038
Coventry Health Care
  Sr Nts
     02-15-12           8.13             70,000                    72,100
Insight Healthcare Services
  Sr Sub Nts
     11-01-11           9.88             30,000(d)                 30,900
Omnicare
  Company Guaranty Series B
     03-15-11           8.13             83,000                    87,773
Paracelsus Healthcare
  Sr Sub Nts
     08-15-06          10.00            350,000(b,g)                   --
RoTech Healthcare
  Sr Sub Nts
     04-01-12           9.50            135,000(d)                141,074
Triad Hospitals
  Company Guaranty
     05-01-09           8.75            120,000                   128,100
Triad Hospitals Holdings
  Company Guaranty Series B
     05-15-09          11.00             65,000                    73,288
Vanguard Health Systems
  Company Guaranty
     08-01-11           9.75            100,000                   105,250
Total                                                             707,523

Household products (0.1%)
JohnsonDiversey
  Sr Sub Nts
     05-15-12           9.63             20,000(d)                 20,800
Revlon Consumer Products
  Sr Nts
     12-01-05          12.00            100,000(d)                100,000
Total                                                             120,800

Industrial equipment & services (0.5%)
Joy Global
  Company Guaranty
     03-15-12           8.75            250,000(d)                258,750
Motors & Gears
  Sr Nts Series D
     11-15-06          10.75             95,000                    91,200
Terex
  Company Guaranty Series D
     04-01-08           8.88            175,000                   182,438
Total                                                             532,388

Insurance (0.8%)
American General Institute Capital
  Company Guaranty Series A
     12-01-45           7.57            250,000(d)                265,842
American Intl Group
  Zero Coupon Cv
     11-09-31           1.40            200,000(h)                119,250
Americo Life
  Sr Sub Nts
     06-01-05           9.25            180,000                   180,000
Ohio Casualty
  Cv
     03-19-22           5.00             40,000(d)                 43,108
Zurich Capital Trust I
  Company Guaranty
     06-01-37           8.38            250,000(d)                246,054
Total                                                             854,254

Leisure time & entertainment (1.6%)
AMC Entertainment
  Sr Sub Nts
     03-15-09           9.50            130,000                   130,650
Ameristar Casinos
  Company Guaranty
     02-15-09          10.75             20,000                    22,200
Choctaw Resort Development Enterprises
  Sr Nts
     04-01-09           9.25            200,000                   208,499
Coast Hotels & Casino
  Company Guaranty
     04-01-09           9.50            125,000                   132,344
Hammons (JQ)  Hotels
  1st Mtge
     02-15-04           8.88            100,000                   100,250
MGM Mirage
     02-06-08           6.88            175,000                   171,684
  Company Guaranty
     06-01-07           9.75             75,000                    82,688
Pinnacle Entertainment
  Company Guaranty Series B
     02-15-07           9.25            200,000(d)                196,500
Resort Intl Hotel/Casino
  1st Mtge
     03-15-09          11.50             75,000(d)                 72,375
RFS Partnership LP
  Company Guaranty
     03-01-12           9.75             25,000(d)                 26,000
Six Flags
  Sr Nts
     02-01-10           8.88            150,000(d)                152,250
Station Casinos
  Sr Nts
     02-15-08           8.38            150,000                   155,250
Steinway Musical Instruments
  Company Guaranty
     04-15-11           8.75            100,000                   101,000
United Artists Theatre
  Series 1995A
     07-01-15           9.30             83,527                    76,845
Total                                                           1,628,535

Media (4.0%)
Adelphia Communications
  Sr Nts
     11-01-06          10.25            100,000                    85,500
American Media Operation
  Sr Sub Nts
     05-01-09          10.25            110,000(d)                115,088
Belo (AH)
     11-01-08           8.00            100,000                   103,233
Charter Communications Holdings LLC/Capital
  Sr Nts
     11-15-09           9.63            160,000                   148,800
     01-15-10          10.25            100,000                    95,250
  Zero Coupon Sr Disc Nts
     01-15-07          12.13            100,000(d,i)               54,000
Clear Channel Communications
     11-01-06           6.00            500,000                   486,236
Coaxial Communications/Phoenix
  Company Guaranty
     08-15-06          10.00            150,000                   152,250
Comcast
  Sr Nts
     11-01-05           8.38            250,000                   265,000

See accompanying notes to investments in securities.

47   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Income Portfolio

Issuer                Coupon          Principal                  Value(a)
                       rate            amount
Media (cont.)
Comcast Cable Communications
     11-15-08           6.20%          $300,000                  $286,895
Corus Entertainment
  (U.S. Dollar)  Sr Sub Nts
     03-01-12           8.75             55,000(c,d)               57,063
Cox Enterprises
     06-15-09           7.38            500,000(d)                484,559
Cumulus Media
  Company Guaranty
     07-01-08          10.38            125,000                   134,688
Mediacom Broadband LLC
  Company Guaranty
     07-15-13          11.00            100,000                   106,750
Quebecor World
  Company Guaranty
     01-15-07           7.25            500,000                   506,589
Rogers Cablesystems
  (U.S. Dollar)  Company Guaranty
     12-01-15          11.00            150,000(c)                168,375
Salem Communication Holding
  Company Guaranty Series B
     07-01-11           9.00             75,000                    78,563
Sinclair Broadcast Group
  Sr Sub Nts
     12-15-11           8.75            135,000(d)                141,750
     03-15-12           8.00             50,000(d)                 50,500
Time Warner Companies
     02-01-24           7.57            350,000                   325,794
Time Warner Entertainment
  Sr Nts
     07-15-33           8.38            250,000                   253,208
Total                                                           4,100,091

Metals (0.3%)
AK Steel
  Sr Nts
     12-15-06           9.13            200,000                   208,000
Great Lakes Carbon
  Company Guaranty Pay-in-kind Series B
     05-15-08          10.25             32,000(j)                 22,400
Imexsa Export Trust
  (U.S. Dollar)
     05-31-03          10.13             43,291(c,d)               16,018
WCI Steel
  Sr Nts Series B
     12-01-04          10.00            110,000                    51,700
Total                                                             298,118

Miscellaneous (1.6%)
Advanced Accessory/ASS Cap
  Company Guaranty Series B
     10-01-07           9.75            150,000                   145,500
EOP Operating LP
  Sr Nts
     07-15-11           7.00            300,000                   301,481
ERP Operating LP
     03-02-11           6.95            500,000                   513,290
ISG Resources
     04-15-08          10.00            115,000                   107,525
Meritage
  Company Guaranty
     06-01-11           9.75            160,000                   167,600
Nationwide Credit
  Sr Nts Series A
     01-15-08          10.25             95,000(b)                 23,750
NSM Steel
  Company Guaranty
     02-01-06          12.00            129,935(b,d)               40,514
Omega Cabinets
  Sr Sub Nts
     06-15-07          10.50            225,000                   238,219
Prime Succession Holding
  Cv Pay-in-kind
     08-29-04          14.25              4,103(b,j)                3,077
Von Hoffman
  Company Guaranty
     03-15-09          10.25             20,000(d)                 20,900
Von Hoffman Press
  Sr Sub Nts
     05-15-07          10.88            100,000(d)                 96,500
Total                                                           1,658,356

Multi-industry conglomerates (1.0%)
ARAMARK Services
  Company Guaranty
     12-01-06           7.10            500,000                   507,401
PSA
  (U.S. Dollar)
     08-01-05           7.13            500,000(c,d)              537,592
Total                                                           1,044,993

Paper & packaging (2.3%)
Abitibi-Consolidated
  (U.S. Dollar)
     08-01-05           8.30            500,000(c)                520,114
Berry Plastics
  Company Guaranty Series B
     07-15-07          11.00             75,000                    79,875
  Sr Sub Nts
     04-15-04          12.25             25,000                    25,250
Domtar
  (U.S. Dollar)
     10-15-11           7.88            100,000(c)                106,450
Graphic Packaging
  Sr Sub Nts
     02-15-12           8.63            165,000(d)                172,838
Intl Paper
     07-08-03           8.00            500,000                   524,454
Packaging Corp of America
  Company Guaranty
     04-01-09           9.63             75,000                    81,750
Pliant
  Sr Sub Nts
     06-01-10          13.00             65,000(e)                 68,900
Quno
  (U.S. Dollar)  Sr Nts
     05-15-05           9.13            250,000(c)                254,622
Riverwood Intl
  Company Guaranty
     08-01-07          10.63            105,000                   110,513
Silgan Holdings
  Sr Sub Deb
     06-01-09           9.00            150,000                   155,813
Stone Container
  Sr Nts
     02-01-08           9.25            200,000                   213,000
Total                                                           2,313,579

Real estate investment trust (0.2%)
MeriStar Hospitality
  Company Guaranty
     01-15-11           9.13            100,000                   102,750
MeriStar Hospitality Operating Partnership Finance
  Sr Nts
     06-15-09          10.50             75,000(d)                 80,625
Total                                                             183,375

Restaurants & lodging (1.1%)
Extended Stay America
  Sr Sub Nts
     06-15-11           9.88            185,000                   194,250
Park Place Entertainment
  Sr Sub Nts
     05-15-11           8.13            200,000                   203,000
Prime Hospitality
  Sr Sub Nts
     05-01-12           8.38            230,000(e)                234,025
  Sr Sub Nts Series B
     04-01-07           9.75            230,000                   241,500
Starwood Hotels Resorts
     05-01-12           7.88            250,000(d)                250,938
Total                                                           1,123,713

Retail (1.9%)
Advance Stores
  Company Guaranty
     04-15-08          10.25             45,000                    47,700
Albertson's
  Sr Nts
     02-15-11           7.50            500,000                   533,543
Best Buy
  Cv
     01-15-22           2.25             70,000(d)                 69,475
Flooring America
  Company Guaranty
     10-15-07           9.25            185,000(b)                     19
Kroger
  Company Guaranty
     03-01-08           7.45            250,000                   266,428
  Sr Nts
     07-15-06           8.15            500,000                   548,154
Pathmark Stores
  Sr Sub Nts
     02-01-12           8.75            200,000(d)                207,750
United Auto Group
  Sr Sub Nts
     03-15-12           9.63            250,000(d)                260,000
Total                                                           1,933,069

See accompanying notes to investments in securities.

48   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Income Portfolio

Issuer                Coupon          Principal                  Value(a)
                       rate            amount

Textiles & apparel (0.2%)
Tommy Hilfiger USA
  Company Guaranty
     06-01-03           6.50%          $250,000                  $248,750

Transportation (1.3%)
ArvinMeritor
     03-01-12           8.75            250,000                   265,178
Enterprise Rent-A-Car USA Finance
     02-15-08           6.80            200,000(d)                203,045
     01-15-11           8.00            500,000(d)                532,773
Greater Beijing First Expressways
  (U.S. Dollar)  Sr Nts
     06-15-04           9.25            100,000(b,c)               50,000
Interpool
     08-01-07           7.35            125,000                   116,875
Union Pacific
     01-15-11           6.65            200,000                   202,791
Total                                                           1,370,662

Utilities -- electric (2.4%)
Cleveland Electric Illuminating
  1st Mtge Series B
     05-15-05           9.50            250,000                   250,605
Duke Capital
  Sr Nts
     10-01-09           7.50            500,000                   538,145
Midland Funding II
  Series A
     07-23-05          11.75            100,000                   109,057
Mirant Americas Generation
  Sr Nts
     05-01-11           8.30            500,000                   477,500
Sithe Independence Funding
  Series A
     12-30-13           9.00            100,000                   103,406
Virginia Electric & Power
  Sr Nts Series A
     03-31-06           5.75            500,000                   505,260
WPD Holdings
  (U.S. Dollar)
     12-15-07           6.88            500,000(c,d)              498,022
Total                                                           2,481,995

Utilities -- gas (0.8%)
Columbia Energy Group
  Series E
     11-28-10           7.32            500,000                   479,245
El Paso
  Sr Nts
     05-15-09           6.75            200,000                   196,960
Southwest Gas
  Series F
     06-15-02           9.75            100,000                   100,336
Total                                                             776,541

Utilities -- telephone (3.0%)
Adelphia Business Solutions
  Sr Nts Series B
     09-01-04          12.25            125,000(b)                 26,250
AT&T
  Sr Nts
     11-15-11           7.30            300,000(d)                282,384
BellSouth
     10-15-11           6.00            500,000                   480,930
Citizens Communications
  Sr Nts
     08-15-08           7.63            400,000                   398,261
Dobson/Sygnet Communications
  Sr Nts
     12-15-08          12.25            150,000                   142,500
Nextel Communications
  Sr Nts
     02-01-11           9.50            300,000                   205,500
SBC Communications
     03-15-11           6.25            250,000                   247,635
Vodafone Group
  (U.S. Dollar)
     02-15-10           7.75            500,000(c)                543,385
  Company Guaranty
     05-01-08           6.65            500,000                   516,390
Western Wireless
  Sr Sub Nts
     02-01-07          10.50             50,000                    45,000
WorldCom
     05-15-11           7.50            300,000                   141,000
Total                                                           3,029,235

Total bonds
(Cost: $92,847,926)                                           $94,900,637

Common stocks (--%) (b)
Issuer                                   Shares                    Value(a)

PhoneTel Technologies                     8,800                      $466
Prime Succession Holdings                 5,778                     8,090

Total common stocks
(Cost: $163,817)                                                   $8,556

Preferred stocks & other (0.7%)
Issuer                                   Shares                    Value(a)

Asia Pulp & Paper
  Warrants                                  200(b,c,d,g)               $--
Century Maintenance Supply
  13.25% Pay-in-kind Series C             1,648(j)                148,320
CSC Holdings
  11.75% Cm Series H                      2,300                   217,349
Intermedia Communications
  13.50% Pay-in-kind Series B                47(j)                 21,800
Pegasus Satellite
  12.75% Cm Series B                        256                   128,065
Prudential Financial
  6.75% Cm Cv                             1,800                   101,718
Sempra Energy
  8.50% Cv                                3,570                    91,214

Total preferred stocks & other
(Cost: $868,519)                                                 $708,466

Short-term securities (11.2%)
Issuer              Annualized         Amount                    Value(a)
                   yield on date     payable at
                    of purchase       maturity

U.S. government agencies
Federal Home Loan Bank Disc Nt
     05-15-02           1.77%          $500,000                  $499,649
Federal Home Loan Mtge Corp Disc Nts
     05-21-02           1.80            700,000                   699,265
     05-28-02           1.79          1,200,000                 1,198,329
     06-11-02           1.71          1,700,000                 1,696,609
     06-21-02           1.70          3,500,000                 3,491,696
     06-25-02           1.71            500,000                   498,670
     06-28-02           1.69          1,800,000                 1,795,183
Federal Natl Mtge Assn Disc Nt
     06-05-02           1.84          1,500,000                 1,497,490
Total short-term securities
(Cost: $11,376,714)                                           $11,376,891
Total investments in securities
(Cost: $105,256,976)(k)                                      $106,994,550

See accompanying notes to investments in securities.

49   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Income Portfolio

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.
(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of April 30, 2002, the value of foreign securities represented 4.6% of net assets.
(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.
(e)  Identifies issues considered to be illiquid as to their  marketability (see
     Note 1 to the financial statements). Information concerning such security holdings at April 30, 2002, is as follows:

     Security                                 Acquisition              Cost
       dates
     Beazer Homes USA*
       8.38% Sr Nts 2012                          04-11-02            $ 80,000
     Dura Operating*
       8.63% Sr Nts 2012                          04-04-02              65,000
     Huntsman Intl LLC*
       9.88% Sr Nts 2009                          03-18-02              20,000
     Pliant*
       13.00% Sr Sub Nts 2010                     04-05-02              67,439
     Prime Hospitality*
       8.38% Sr Sub Nts 2012                      04-16-02             230,000
     Weyerhaeuser*
       6.75% 2012                                 03-06-02             397,416
     XTO Energy
       7.50% Sr Nts 2012                          04-17-02             160,000

     * Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(f) At April 30, 2002, the cost of securities purchased, including interest purchased, on a when-issued basis was $6,841,188.
(g)  Negligible market value.
(h) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.
(i) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to interest reset date disclosed.
(j) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.
(k) At April 30, 2002, the cost of securities for federal income tax purposes was $105,292,119 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                    $ 3,257,315
     Unrealized depreciation                                     (1,554,884)
                                                                 ----------
     Net unrealized appreciation                                $ 1,702,431
                                                                -----------

50   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Investments in Securities

IDS Life Series Fund, Inc.
International Equity Portfolio

April 30, 2002
(Percentages represent value of investments compared to net assets)

Common stocks (95.5%) (c)
Issuer                                   Shares                 Value(a)

Australia (3.1%)
Banks and savings & loans (1.3%)
Natl Australia Bank                     150,063                $2,800,289

Metals (1.8%)
BHP Billiton                            718,769                 4,168,573

Brazil (0.5%)
Energy
Petroleo Brasileiro ADR                  41,822                 1,028,821

Finland (1.9%)
Communications equipment & services (1.2%)
Nokia                                   163,992                 2,654,006

Paper & packaging (0.7%)
Stora Enso                              130,324                 1,657,007

France (12.6%)
Automotive & related (0.8%)
PSA Peugeot Citroen                      36,384                 1,809,766

Banks and savings & loans (3.5%)
BNP Paribas                             105,936                 5,536,616
Societe Generale Cl A                    33,763                 2,312,211
Total                                                           7,848,827

Building materials & construction (2.7%)
Compagnie de Saint-Gobain                24,042                 4,116,205
Lafarge                                  19,559                 1,855,872
Total                                                           5,972,077

Computers & office equipment (0.1%)
Cap Gemini                                4,978                   290,447

Energy (3.2%)
TotalFinaElf                             47,352                 7,176,905

Leisure time & entertainment (1.2%)
Accor                                    63,941                 2,584,709

Multi-industry conglomerates (1.1%)
Vivendi Universal                        75,764                 2,416,108

Germany (7.2%)
Automotive & related (0.9%)
DaimlerChrysler                          42,485                 1,963,929

Banks and savings & loans (1.3%)
Deutsche Bank                            42,373                 2,809,454

Health care (1.3%)
Schering                                 46,623                 2,840,010

Insurance (2.4%)
Allianz                                  16,994                 3,996,769
Muenchener
  Rueckversicherungs-
  Gesellschaft                            5,976                 1,480,867
Total                                                           5,477,636

Utilities -- electric (1.3%)
E.On                                     32,165                 1,665,123
RWE                                      34,923                 1,321,703
Total                                                           2,986,826

Italy (2.9%)
Banks and savings & loans (0.8%)
Unicredito Italiano                     363,111                 1,685,076

Energy (2.1%)
ENI                                     308,293                 4,736,537

Japan (16.4%)
Automotive & related (3.0%)
Honda Motor                              63,000                 2,826,169
Nissan Motor                            186,000                 1,431,215
Toyota Motor                             83,000                 2,262,461
Total                                                           6,519,845

Banks and savings & loans (1.5%)
Mitsui Fudosan                          126,000                   989,159
Orix                                     28,800                 2,388,785
Total                                                           3,377,944

Chemicals (1.0%)
Shin-Etsu Chemical                       54,700                 2,253,606

Communications equipment & services (1.2%)
NTT DoCoMo                                  212                   536,604
NTT DoCoMo (Bonus Shares)                   848(b)              2,159,627
Total                                                           2,696,231

Computers & office equipment (0.9%)
Canon                                    53,000(b)              2,030,842

Electronics (2.1%)
Hitachi                                 308,000                 2,281,214
Nintendo                                 13,400                 1,878,505
Rohm                                      3,900                   581,659
Total                                                           4,741,378

Financial services (1.1%)
Nomura Holdings                         174,000                 2,425,701

Health care (1.0%)
Takeda Chemical Inds                     52,000                 2,276,012

Household products (0.5%)
Kao                                      62,000                 1,211,994

Industrial equipment & services (0.4%)
Amada                                   154,000                   845,561

Media (1.5%)
Dentsu                                      153                   853,178
Sony                                     47,800                 2,568,691
Total                                                           3,421,869

Multi-industry conglomerates (1.7%)
Mitsubishi                              154,000                 1,155,000
Sumitomo Chemical                       602,000                 2,545,841
Total                                                           3,700,841

Retail (0.5%)
Seven-Eleven                             32,000                 1,198,754

Luxembourg (1.0%)
Metals
Arcelor                                 155,889(b)              2,149,215

Mexico (0.5%)
Financial services
Grupo Financiero BBVA
  Bancomer Cl O                       1,036,848(b)              1,029,626

Netherlands (5.0%)
Energy (0.8%)
Royal Dutch Petroleum                    35,223                 1,866,279

Food (1.0%)
Unilever                                 34,031                 2,192,571

Industrial equipment & services (2.1%)
Koninklijke (Royal)
  Philips Electronics                   150,859                 4,658,630

Insurance (0.8%)
Aegon                                    78,054                 1,793,528

Utilities -- telephone (0.3%)
Koninklijke (Royal)                     142,479                   645,791

Portugal (1.0%)
Utilities -- telephone
Portugal Telecom                        303,653                 2,216,335

Scotland (2.6%)
Banks and savings & loans
Royal Bank of
  Scotland Group                        201,495                 5,778,805

See accompanying notes to investments in securities.

51  IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

International Equity Portfolio

Issuer                                   Shares                 Value(a)

Singapore (0.5%)
Banks and savings & loans
United Overseas Bank                    142,000                $1,128,664

South Korea (0.5%)
Banks and savings & loans
Kookmin Bank New                         26,620                 1,211,636

Spain (4.2%)
Banks and savings & loans (2.2%)
Banco Popular Espanol                    16,460                   675,009
Banco Santander
  Central Hispano                       447,489                 4,145,227
Total                                                           4,820,236

Utilities -- electric (1.0%)
Endesa                                  150,622                 2,307,333

Utilities -- telephone (1.0%)
Telefonica                              203,514                 2,178,631

Switzerland (10.6%)
Banks and savings & loans (2.0%)
UBS                                      91,996(b)              4,434,842

Chemicals (1.2%)
Syngenta                                 42,522                 2,624,653

Food (1.5%)
Nestle                                   14,605                 3,452,697

Health care (4.0%)
Novartis                                171,411                 7,189,295
Roche Holding                            22,183                 1,680,738
Total                                                           8,870,033

Insurance (1.6%)
Swiss Reinsurance                        36,117                 3,644,917

Multi-industry conglomerates (0.3%)
Adecco                                    9,458                   598,386

Taiwan (0.7%)
Electronics
Taiwan Semiconductor Mfg                209,000                   526,774
United Microelectronics                 731,000                 1,115,999
Total                                                           1,642,773

United Kingdom (24.3%)
Airlines (0.8%)
British Airways                         505,340                 1,739,819

Banks and savings & loans (1.9%)
HBOS                                    157,266                 1,906,807
Lloyds TSB Group                        198,932                 2,287,338
Total                                                           4,194,145

Building materials & construction (0.6%)
Invensys                                873,614                 1,368,601

Communications equipment & services (2.6%)
GlaxoSmithKline                         241,984                 5,853,874

Energy (3.1%)
BP                                      839,481                 7,162,859

Financial services (2.1%)
HSBC Holdings                           389,131                 4,593,350

Food (0.8%)
Compass Group                           287,136                 1,786,752

Media (1.7%)
British Sky Broadcasting
  Group                                 345,624(b)              3,868,243

Metals (0.9%)
Rio Tinto                               104,151                 1,935,184

Multi-industry conglomerates (1.2%)
Rentokil Initial                        681,567                 2,686,733

Retail (4.8%)
Marks & Spencer Group                   698,012                 4,038,332
Marks & Spencer Group Cl B              862,250(b)                869,914
Signet Group                          1,113,162                 1,897,985
Tesco                                 1,106,921                 4,242,492
Total                                                          11,048,723

Utilities -- electric (0.8%)
Natl Grid Group                         243,401                 1,745,163

Utilities -- gas (0.7%)
Centrica                                507,865                 1,563,485

Utilities -- telephone (2.3%)
Vodafone Group                        3,148,604                 5,081,716

Total common stocks
(Cost: $207,992,668)                                         $213,481,809

Short-term securities (3.1%)
Issuer              Annualized         Amount                    Value(a)
                   yield on date     payable at
                    of purchase       maturity

U.S. government agencies
Federal Home Loan Mtge Corp Disc Nt
     06-28-02           1.69%          $500,000                  $498,662
Federal Natl Mtge Assn Disc Nts
     05-14-02           1.76            600,000                   599,596
     05-21-02           1.67            400,000                   399,610
     06-03-02           1.77          1,100,000                 1,098,151
     06-17-02           1.68          4,400,000                 4,390,144
Total                                                           6,986,163

Total short-term securities
(Cost: $6,986,451)                                             $6,986,163

Total investments in securities
(Cost: $214,979,119) (d)                                     $220,467,972

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b)  Non-income producing.
(c)  Foreign security values are stated in U.S. dollars.

(d) At April 30, 2002, the cost of securities for federal income tax purposes was $217,983,587 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                    $12,058,935
     Unrealized depreciation                                     (9,574,550)
                                                                 ----------
     Net unrealized appreciation                                $ 2,484,385
                                                                -----------

52   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Investments in Securities

IDS Life Series Fund, Inc.
Managed Portfolio

April 30, 2002
(Percentages represent value of investments compared to net assets) Common stocks (67.3%)
Issuer                                   Shares                 Value(a)

Airlines (0.3%)
ExpressJet Holdings                      27,650(b)               $396,778
Skywest                                  40,000                   918,000
Total                                                           1,314,778

Banks and savings & loans (4.9%)
Bank of America                          90,000                 6,523,200
Fifth Third Bancorp                     110,000                 7,544,900
U.S. Bancorp                            250,000                 5,925,000
Wells Fargo                              60,000                 3,069,000
Total                                                          23,062,100

Beverages & tobacco (0.7%)
Coca-Cola                                60,000                 3,330,600

Communications equipment & services (2.0%)
Fairchild Semiconductor Intl
  Cl A                                   70,000(b)              1,885,800
Nokia ADR Cl A                          230,000(c)              3,739,800
PhoneTel Technologies                    70,200(b)                  3,721
Powerwave Technologies                  110,000(b)              1,313,400
Verizon Communications                   60,000                 2,406,600
Total                                                           9,349,321

Computers & office equipment (9.1%)
Brocade Communications
  Systems                               240,000(b)              6,141,600
Ceridian                                 70,000(b)              1,559,600
Cisco Systems                           660,000(b)              9,669,000
Dell Computer                           120,000(b)              3,160,800
Electronic Arts                          70,000(b)              4,133,500
Emulex                                   50,000(b)              1,449,500
Intl Business Machines                   20,000                 1,675,200
Microsoft                               200,000(b)             10,451,999
QLogic                                   40,000(b)              1,828,400
SAP ADR                                  50,000(c)              1,630,000
VERITAS Software                         60,000(b)              1,700,400
Total                                                          43,399,999

Electronics (7.8%)
Applied Materials                       220,000(b)              5,350,400
Intel                                   245,000                 7,009,450
KLA-Tencor                               30,000(b)              1,769,100
Maxim Integrated Products               210,000(b)             10,458,000
Taiwan Semiconductor
  Mfg ADR                               180,000(c)              3,186,000
Texas Instruments                       180,000                 5,567,400
Xilinx                                  100,000(b)              3,776,000
Total                                                          37,116,350

Energy equipment & services (0.8%)
Schlumberger                             70,000                 3,832,500

Financial services (4.8%)
Capital One Financial                    40,000                 2,395,600
Citigroup                               330,000                14,289,000
Fannie Mae                               30,000                 2,367,900
Goldman Sachs Group                      15,000                 1,181,250
Lehman Brothers Holdings                 20,000                 1,180,000
Schwab (Charles)                        120,000                 1,366,800
Total                                                          22,780,550

Food (0.1%)
General Mills                            13,500                   594,675

Health care (8.4%)
Alcon                                    50,000(b,c)            1,732,500
Amgen                                    60,000(b)              3,172,800
Baxter Intl                              40,000                 2,276,000
Johnson & Johnson                       100,000                 6,386,000
MedImmune                                60,000(b)              2,004,000
Medtronic                               350,000                15,641,500
Pfizer                                  240,000                 8,724,000
Total                                                          39,936,800

Health care services (2.3%)
AmerisourceBergen                        60,000                 4,650,000
Cardinal Health                          25,000                 1,731,250
Express Scripts Cl A                     70,000(b)              4,424,700
Total                                                          10,805,950

Industrial equipment & services (1.1%)
Cintas                                   40,000                 2,070,800
Fastenal                                 40,000                 3,345,600
Total                                                           5,416,400

Insurance (4.8%)
ACE                                     180,000(c)              7,833,600
American Intl Group                     170,000                11,750,400
Everest Re Group                         50,000(c)              3,395,000
Total                                                          22,979,000

Leisure time & entertainment (4.4%)
AOL Time Warner                          60,000(b)              1,141,200
Harley-Davidson                         220,000                11,657,800
Viacom Cl B                             170,000(b)              8,007,000
Total                                                          20,806,000

Media (1.6%)
Clear Channel
  Communications                         70,000(b)              3,286,500
USA Networks                            150,000(b)              4,486,500
Total                                                           7,773,000

Metals (0.6%)
Alcan                                    40,000(c)              1,465,200
Alcoa                                    40,000                 1,361,200
Total                                                           2,826,400

Miscellaneous (--%)
Prime Succession Holdings                88,893(b)                124,450

Multi-industry conglomerates (4.4%)
General Electric                        360,000                11,358,000
Minnesota Mining & Mfg                   60,000                 7,548,000
Robert Half Intl                         70,000(b)              1,838,200
Total                                                          20,744,200

Restaurants & lodging (0.8%)
Marriott Intl Cl A                       90,000                 3,954,600

Retail (7.9%)
Best Buy                                 80,000(b)              5,948,000
Home Depot                              130,000                 6,028,100
Kohl's                                   50,000(b)              3,685,000
Lowe's Companies                         50,000                 2,114,500
Safeway                                  90,000(b)              3,775,500
Target                                  100,000                 4,365,000
Wal-Mart Stores                         170,000                 9,496,200
Walgreen                                 50,000                 1,888,500
Total                                                          37,300,800

Transportation (0.4%)
Heartland Express                        90,000(b)              1,763,100

Total common stocks
(Cost: $297,918,658)                                         $319,211,573

Preferred stocks (0.2%)
Issuer                                   Shares                 Value(a)

Century Maintenance Supply
  13.25% Pay-in-kind
  Series C                                2,672(l)               $240,480
CSC Holdings
  11.13% Cm Series M                      4,218                   394,383
Intermedia Communications
  13.50% Pay-in-kind Series B                46(l)                 21,325
Pegasus Satellite
  12.75% Cm Pay-in-kind
  Series B                                  602(l)                300,926
Total preferred stocks
(Cost: $1,293,023)                                               $957,114

See accompanying notes to investments in securities.

53   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Managed Portfolio

Bonds (23.4%)
Issuer                Coupon          Principal                  Value(a)
                       rate            amount

Government obligations & agencies (4.1%)
U.S. Treasury
     08-15-10           5.75%        $1,650,000                $1,727,088
     02-15-11           5.00          1,900,000                 1,888,714
     08-15-11           5.00          2,000,000                 1,984,060
     02-15-12           4.88          2,500,000                 2,458,203
     11-15-16           7.50          3,500,000                 4,148,059
     02-15-26           6.00            400,000                   412,624
     02-15-29           5.25          2,000,000                 1,866,880
     05-15-30           6.25          3,500,000(h,i)            3,755,395
     02-15-31           5.38          1,200,000                 1,161,372
Total                                                          19,402,395

Mortgage-backed securities (8.6%)
Federal Home Loan Mtge Corp
     07-01-15           7.50          1,098,802                 1,158,702
     11-01-22           8.00            120,603                   129,781
     08-01-24           8.00            133,946                   142,876
     07-01-28           6.00          1,816,678                 1,810,680
     06-01-29           7.00          3,046,634                 3,147,902
Federal Natl Mtge Assn
     05-14-04           5.63          3,000,000                 3,118,227
     06-01-10           6.50            502,838                   524,731
     03-15-11           5.50          1,000,000                   987,389
     08-01-11           8.50            254,137                   270,226
     05-01-15           6.50          3,500,000(j)              3,603,906
     03-01-17           5.50          2,987,393                 2,967,509
     04-01-23           8.50             63,134                    68,771
     05-01-24           6.00            998,055                 1,001,341
     06-01-24           9.00             30,627                    33,725
     08-01-25           7.50            185,076                   194,884
     09-01-25           6.50            498,381                   508,966
     09-01-25           7.00            303,203                   314,854
     12-01-25           7.00            746,434                   775,115
     03-01-26           7.00            314,167                   325,923
     04-01-26           7.00            411,354                   426,747
     05-01-26           7.50            507,965                   534,586
     09-01-28           6.50          1,367,265                 1,391,741
     11-01-28           6.00          2,218,352                 2,210,562
     12-01-28           6.50          1,432,414                 1,458,057
     06-01-29           6.50          5,412,086                 5,498,836
     05-01-30           7.50          2,000,000(j)              2,088,750
     05-01-31           6.00          5,000,000(j)              4,939,063
     05-01-31           6.50          1,228,328                 1,244,252
Total                                                          40,878,102

Aerospace & defense (0.1%)
Alliant Techsystems
  Company Guaranty
     05-15-11           8.50            175,000                   185,500
L-3 Communications
  Company Guaranty Series B
     08-01-08           8.00            250,000                   255,000
Total                                                             440,500

Airlines (0.6%)
Continental Airlines
  Series 1998A
     09-15-17           6.65            901,250                   879,349
Delta Air Lines
     09-18-11           7.11            550,000                   571,747
United Air Lines
     10-01-10           7.03          1,657,756                 1,598,873
Total                                                           3,049,969

Automotive & related (0.9%)
Dura Operating
  Company Guaranty Series D
     05-01-09           9.00             65,000                    66,138
  Sr Nts
     04-15-12           8.63            165,000(g)                171,600
Ford Motor
     07-16-31           7.45          1,000,000                   942,096
Ford Motor Credit
     02-01-11           7.38          1,000,000                 1,004,908
     10-25-11           7.25          2,000,000                 1,992,515
Lear
  Company Guaranty Series B
     05-15-09           8.11            150,000                   156,000
Stoneridge
  Sr Nts
     05-01-12          11.50             30,000(d)                 31,088
Total                                                           4,364,345

Banks and savings & loans (0.2%)
Wells Fargo
  Sr Medium-term Nts Series G
     09-15-02           6.38            800,000                   812,128

Beverages & tobacco (--%)
Constellation Brands
  Sr Sub Nts Series B
     01-15-12           8.13             55,000                    56,375

Building materials & construction (0.6%)
Associated Materials
  Sr Sub Nts
     04-15-12           9.75            170,000(d)                174,250
Beazer Homes USA
  Sr Nts
     04-15-12           8.38             80,000(g)                 81,500
Collins & Aikman Floor Cover
  Sr Sub Nts
     02-15-10           9.75             25,000(d)                 26,188
D.R. Horton
  Sr Sub Nts
     03-15-11           9.38             75,000                    76,688
Dayton Superior
  Company Guaranty
     06-15-09          13.00            100,000                   100,000
Foamex LP/Capital
  Company Guaranty
     04-01-09          10.75             40,000(d)                 42,200
Louisiana Pacific
  Sr Nts
     11-15-08          10.88             50,000                    54,000
  Sr Sub Nts
     08-15-05           8.50            200,000                   209,397
Schuler Homes
  Company Guaranty
     07-15-09           9.38            200,000                   207,000
Standard Pacific
  Sr Sub Nts
     04-15-12           9.25            250,000                   254,999
Tyco Intl Group
  (U.S. Dollar) Company Guaranty
     02-15-11           6.75          1,500,000(c)              1,208,340
WCI Communities
  Company Guaranty
     02-15-11          10.63            125,000                   134,375
  Sr Sub Nts
     05-01-12           9.13            125,000(d)                125,625
Total                                                           2,694,562

Chemicals (0.3%)
Airgas
  Company Guaranty
     10-01-11           9.13            250,000(h,i)              266,875
Allied Waste North America
  Company Guaranty Series B
     01-01-06           7.63            150,000                   148,125
     08-01-09          10.00            100,000                   102,750
Compass Minerals Group
  Sr Sub Nts
     08-15-11          10.00             50,000(d)                 53,000
Equistar Chemical/Funding
  Company Guaranty
     09-01-08          10.13            150,000                   147,750
Georgia Gulf
     11-15-05           7.63            100,000                   103,491
Huntsman Intl LLC
  Sr Nts
     03-01-09           9.88             20,000(g)                 20,100
IMC Global
  Company Guaranty Series B
     06-01-08          10.88            150,000                   168,000
Lyondell Chemical
     12-15-08           9.50             55,000(d)                 53,900
Noveon
  Company Guaranty Series B
     02-28-11          11.00            175,000                   188,125
Resolution Performance
  Sr Sub Nts
     11-15-10          13.50            250,000                   282,500
Total                                                           1,534,616

See accompanying notes to investments in securities.

54   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Managed Portfolio

Issuer                Coupon          Principal                  Value(a)
                       rate            amount

Communications equipment & services (1.0%)
AT&T Wireless Services
  Sr Nts
     03-01-11           7.88%        $2,000,000                $1,954,116
     03-01-31           8.75          1,000,000                   979,532
Block Communications
  Sr Sub Nts
     04-15-09           9.25             50,000(d)                 52,000
EchoStar DBS
  Sr Nts
     02-01-09           9.38            200,000(h,i)              208,500
GT Group Telecom
  (U.S. Dollar)
     06-30-08           9.89            275,000(c)                151,250
NATG Holdings LLC/Orius Capital
  Company Guaranty Series B
     02-01-10          12.75            100,000(b)                  3,000
Price Communications Wireless
  Company Guaranty Series B
     12-15-06           9.13            125,000                   130,625
Qwest Capital Funding
  Company Guaranty
     02-15-11           7.25          2,000,000                 1,451,274
Total                                                           4,930,297

Energy (0.4%)
El Paso Energy Partners
  Company Guaranty Series B
     06-01-11           8.50            100,000                   103,000
FirstEnergy
  Series B
     11-15-11           6.45          1,000,000                   937,159
Forest Oil
  Sr Nts
     06-15-08           8.00            105,000                   107,363
Hanover Equipment Trust
  Sr Nts
     09-01-08           8.50             50,000(d)                 50,500
     09-01-11           8.75            175,000(d)                177,188
Luscar Coal
  (U.S. Dollar)  Sr Nts
     10-15-11           9.75            110,000(c)                116,875
Magnum Hunter Resources
  Sr Nts
     03-15-12           9.60            140,000(d)                147,000
Tesoro Escrow
  Sr Sub Nts
     04-01-12           9.63            145,000(d)                147,900
Westport Resources
  Company Guaranty
     11-01-11           8.25             40,000                    41,200
XTO Energy
  Sr Nts
     04-15-12           7.50            160,000                   161,200
Total                                                           1,989,385

Energy equipment & services (--%)
Key Energy Services
  Sr Nts
     03-01-08           8.38            115,000                   118,450

Financial services (1.7%)
CIT Group
     05-17-04           5.63          1,500,000                 1,447,343
     04-02-12           7.75          1,000,000                   986,410
Citibank Credit Card Insurance Trust
  Series 2001-8 Cl A
     12-07-06           4.10          1,000,000                 1,001,247
Household Finance
     10-15-11           6.38          1,500,000                 1,447,523
LaBranche
  Sr Nts
     08-15-04           9.50            500,000                   528,070
Morgan Stanley, Dean Witter & Co
     06-15-05           7.75          1,500,000                 1,628,833
Pemex Master Trust
     02-01-09           7.88            800,000(d)                823,000
Total                                                           7,862,426

Food (0.1%)
B & G Foods
  Sr Sub Nts
     08-01-07           9.63            165,000(d)                169,950
Del Monte
  Company Guaranty Series B
     05-15-11           9.25             75,000                    78,750
Total                                                             248,700

Furniture & appliances (--%)
Falcon Products
  Company Guaranty Series B
     06-15-09          11.38             50,000                    45,313
Interface
  Company Guaranty
     04-01-08           7.30            100,000                    92,874
  Sr Nts
     02-01-10          10.38             25,000(d)                 26,844
Total                                                             165,031

Health care services (0.1%)
Coventry Health Care
  Sr Nts
     02-15-12           8.13             70,000                    72,100
Insight Healthcare Services
  Sr Sub Nts
     11-01-11           9.88             30,000(d)                 30,900
Omnicare
  Company Guaranty Series B
     03-15-11           8.13             83,000                    87,773
Paracelsus Healthcare
  Sr Sub Nts
     08-15-06          10.00          1,000,000(b,f)                   --
RoTech Healthcare
  Sr Sub Nts
     04-01-12           9.50            135,000(d)                141,075
Triad Hospitals Holdings
  Company Guaranty Series B
     05-15-09          11.00            205,000                   231,137
Vanguard Health Systems
  Company Guaranty
     08-01-11           9.75            100,000                   105,250
Total                                                             668,235

Household products (--%)
JohnsonDiversey
  Sr Sub Nts
     05-15-12           9.63             20,000(d)                 20,800
Revlon Consumer Products
  Sr Nts
     12-01-05          12.00            100,000(d)                100,000
Total                                                             120,800

Industrial equipment & services (0.1%)
Joy Global
  Company Guaranty
     03-15-12           8.75            250,000(d)                258,750
Motors & Gears
  Sr Nts Series D
     11-15-06          10.75            235,000                   225,600
Terex
  Company Guaranty
     07-15-11           9.25            200,000                   210,500
Total                                                             694,850

Insurance (--%)
Americo Life
  Sr Sub Nts
     06-01-05           9.25            200,000                   200,000

Leisure time & entertainment (0.8%)
AMC Entertainment
  Sr Sub Nts
     03-15-09           9.50            130,000                   130,650
Ameristar Casinos
  Company Guaranty
     02-15-09          10.75             40,000                    44,400
AOL Time Warner
     05-01-32           7.70          1,000,000                   928,950
Choctaw Resort Development Enterprises
  Sr Nts
     04-01-09           9.25            200,000                   208,500
Coast Hotels & Casino
  Company Guaranty
     04-01-09           9.50            200,000                   211,750
Hammons (JQ)  Hotels
  1st Mtge
     02-15-04           8.88            200,000                   200,500
HMH Properties
  Company Guaranty Series A
     08-01-05           7.88            200,000                   198,500
MGM Mirage
     02-06-08           6.88            200,000                   196,210
  Company Guaranty
     06-01-07           9.75            200,000                   220,500
Pinnacle Entertainment
  Company Guaranty Series B
     02-15-07           9.25            200,000(d)                196,500
Resort Intl Hotel/Casino
  1st Mtge
     03-15-09          11.50             75,000(d)                 72,375
RFS Partnership LP
  Company Guaranty
     03-01-12           9.75             50,000(d)                 52,000

See accompanying notes to investments in securities.

55  IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Managed Portfolio

Issuer                Coupon          Principal                  Value(a)
                       rate            amount

Leisure time & entertainment (cont.)
Six Flags
  Sr Nts
     02-01-10           8.88%          $150,000(d)               $152,250
Station Casinos
  Sr Nts
     02-15-08           8.38            100,000                   103,500
Steinway Musical Instruments
  Company Guaranty
     04-15-11           8.75            100,000                   101,000
United Artists Theatre
  Series 1995A
     07-01-15           9.30            626,453                   576,337
Total                                                           3,593,922

Media (0.8%)
Adelphia Communications
  Sr Nts
     11-01-06          10.25            100,000                    85,500
American Media Operation
  Sr Sub Nts
     05-01-09          10.25            110,000(d)                115,088
Charter Communications Holdings LLC/Capital
  Sr Nts
     10-01-09          10.75            250,000                   246,250
  Zero Coupon Sr Disc Nts
     01-15-07           5.98            100,000(d,k)               54,000
Clear Channel Communications
     11-01-06           6.00            500,000                   486,236
Coaxial Communications/Phoenix
  Company Guaranty
     08-15-06          10.00            200,000                   203,000
Comcast Cable Communication
     05-01-27           8.50            700,000                   773,018
  Sr Nts
     01-30-11           6.75            500,000                   477,928
Corus Entertainment
  (U.S. Dollar)  Sr Sub Nts
     03-01-12           8.75             55,000(c,d)               57,063
Cumulus Media
  Company Guaranty
     07-01-08          10.38            125,000                   134,688
Mediacom Broadband LLC
  Company Guaranty
     07-15-13          11.00            100,000                   106,750
Rogers Cablesystems
  (U.S. Dollar)  Company Guaranty
     12-01-15          11.00            250,000(c)                280,625
Salem Communication Holding
  Company Guaranty Series B
     07-01-11           9.00            100,000                   104,750
Sinclair Broadcast Group
  Sr Sub Nts
     12-15-11           8.75            135,000(d)                141,750
     03-15-12           8.00             80,000(d)                 80,800
Turner Broadcasting
     07-01-13           8.38            250,000                   273,298
Total                                                           3,620,744

Metals (0.1%)
AK Steel
  Sr Nts
     12-15-06           9.13            200,000                   208,000
DTE Burns Harbor LLC
  Sr Nts
     01-30-03           6.57             73,580(d)                 69,901
Great Lakes Carbon
  Company Guaranty Pay-in-kind Series B
     05-15-08          10.25            106,000(l)                 74,200
WCI Steel
  Sr Nts Series B
     12-01-04          10.00            110,000                    51,700
Total                                                             403,801

Miscellaneous (0.3%)
Advanced Accessory/ASS Cap
  Company Guaranty Series B
     10-01-07           9.75            150,000                   145,500
ISG Resources
     04-15-08          10.00            360,000                   336,599
Meritage
  Company Guaranty
     06-01-11           9.75             60,000                    62,850
Nationwide Credit
  Sr Nts Series A
     01-15-08          10.25          1,000,000(b)                250,000
NSM Steel
  Company Guaranty
     02-01-06          12.00            464,053(b,d)              144,692
Omega Cabinets
  Sr Sub Nts
     06-15-07          10.50            250,000                   264,688
Prime Succession Holding
  Cv Pay-in-kind
     08-29-04          14.25             63,125(b,l)               47,344
Von Hoffman
  Company Guaranty
     03-15-09          10.25             25,000(d)                 26,125
Von Hoffman Press
  Sr Sub Nts
     05-15-07          10.88            100,000(d)                 96,500
Total                                                           1,374,298

Multi-industry conglomerates (--%)
Jordan Inds
  Sr Nts Series D
     08-01-07          10.38             45,000                    27,450

Paper & packaging (0.6%)
Abitibi-Consolidated
  (U.S. Dollar)
     08-01-10           8.55          1,000,000(c)              1,026,897
Berry Plastics
  Company Guaranty Series B
     07-15-07          11.00            175,000                   186,375
  Sr Sub Nts
     04-15-04          12.25            125,000                   126,250
Bowater Canada Finance
  (U.S. Dollar)  Company Guaranty
     11-15-11           7.95            985,000(c)                995,223
Graphic Packaging
  Sr Sub Nts
     02-15-12           8.63            165,000(d)                172,838
Pliant
  Sr Sub Nts
     06-01-10          13.00             65,000(g)                 68,900
Silgan Holdings
  Sr Sub Deb
     06-01-09           9.00            250,000                   259,687
Stone Container
  Sr Nts
     02-01-08           9.25            200,000                   213,000
Total                                                           3,049,170

Real estate investment trust (--%)
MeriStar Hospitality Operating Partnership Finance
  Sr Nts
     06-15-09          10.50            150,000(d)                161,250

Restaurants & lodging (0.2%)
Extended Stay America
  Sr Sub Nts
     06-15-11           9.88            185,000                   194,250
Park Place Entertainment
  Sr Sub Nts
     05-15-11           8.13            125,000                   126,875
Prime Hospitality
  Sr Sub Nts
     05-01-12           8.38            180,000(g)                183,150
  Sr Sub Nts Series B
     04-01-07           9.75            180,000                   189,000
Starwood Hotels Resorts
     05-01-12           7.88            250,000(d)                250,938
Total                                                             944,213

Retail (0.1%)
Advance Stores
  Sr Sub Nts
     04-15-08          10.25             45,000(d)                 47,700
Pathmark Stores
  Sr Sub Nts
     02-01-12           8.75            250,000(d)                259,688
United Auto Group
  Sr Sub Nts
     03-15-12           9.63            300,000(d)                312,000
Total                                                             619,388

Transportation (0.1%)
Greater Beijing First Expressways
  (U.S. Dollar)  Sr Nts
     06-15-04           9.25            200,000(b,c)              100,000
     06-15-07           9.50            170,000(b,c)               85,000
Interpool
     08-01-07           7.35            255,000                   238,425
Total                                                             423,425

See accompanying notes to investments in securities.

56   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Managed Portfolio

Issuer                Coupon          Principal                  Value(a)
                       rate            amount

Utilities -- electric (--%)
Sithe Independence Funding
  Series A
     12-30-13           9.00%          $150,000                  $155,109

Utilities -- gas (0.2%)
NiSource Finance
  Company Guaranty
     04-15-03           5.75            750,000                   746,708

Utilities -- telephone (1.2%)
Adelphia Business Solutions
  Sr Nts Series B
     09-01-04          12.25            150,000(b)                 31,500
AT&T - Liberty Media
     02-01-30           8.25            300,000                   284,473
CenturyTel
  Sr Nts
     10-15-12           7.75          1,000,000                 1,014,900
Citizens Communications
     05-15-11           9.25          1,000,000                 1,076,000
Dobson/Sygnet Communications
  Sr Nts
     12-15-08          12.25            250,000                   237,500
Mountain States Telephone & Telegraph
     06-01-05           5.50             80,000                    62,725
Nextel Communications
  Sr Nts
     02-01-11           9.50            335,000                   229,475
Sprint Capital
     03-15-12           8.38          1,000,000(d)                984,534
Western Wireless
  Sr Sub Nts
     02-01-07          10.50             50,000                    45,000
WorldCom
     05-15-11           7.50          2,175,000                 1,022,250
     05-15-31           8.25          1,900,000                   836,000
Total                                                           5,824,357

Total bonds
(Cost: $113,570,357)                                         $111,175,001

Options purchased (--%)
Issuer  Notional      Exercise         Expiration                  Value(a)
         amount        price              date
Call
June U.S. Treasury Note Futures
    $2,000,000       $108.50           May 2002                      $938

Put
June U.S. Treasury Bond Futures
     1,000,000        103.00           May 2002                       312

Total options purchased
(Cost: $11,058)                                                    $1,250

Short-term securities (9.7%)
Issuer              Annualized         Amount                    Value(a)
                   yield on date     payable at
                    of purchase       maturity

U.S. government agencies (8.9%)
Federal Home Loan Bank Disc Nts
     06-07-02           1.81%        $3,400,000                $3,393,788
     07-12-02           1.79          3,900,000                 3,886,584
Federal Home Loan Mtge Corp Disc Nts
     06-11-02           1.71          6,200,000                 6,187,631
     06-13-02           1.80          5,000,000                 4,990,010
     06-20-02           1.69          4,000,000                 3,990,423
     06-25-02           1.70          4,600,000                 4,587,836
Federal Natl Mtge Assn Disc Nts
     05-14-02           1.76          5,000,000                 4,996,634
     06-21-02           1.70            800,000                   798,672
     07-10-02           1.82          1,500,000                 1,494,984
     08-06-02           1.88          7,700,000                 7,664,063
Total                                                          41,990,625

Commercial paper (0.8%)
ANZ (Delaware)
     05-17-02           1.77          1,100,000                 1,099,081
Charta
     05-15-02           1.81          1,100,000(e)              1,099,171
Pacific Life Insurance
     05-02-02           1.81          1,200,000                 1,199,879
Southern Co Funding
     05-22-02           1.76            500,000(e)                499,462
Total                                                           3,897,593

Total short-term securities
(Cost: $45,884,197)                                           $45,888,218

Total investments in securities
(Cost: $458,677,293) (m)                                     $477,233,156

See accompanying notes to investments in securities.

57   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Managed Portfolio

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.
(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of April 30, 2002, the value of foreign securities represented 5.7% of net assets.
(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.
(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.
(f)  Negligible market value.
(g)  Identifies issues considered to be illiquid as to their  marketability (see
     Note 1 to the financial statements). Information concerning such security holdings at April 30, 2002, is as follows:

     Security                           Acquisition                  Cost

                                           dates
     Beazer Homes USA*
        8.38% Sr Nts 2012                 04-11-02                 $ 80,000
     Dura Operating*
        8.63% Sr Nts 2012          04-04-02 thru 04-17-02           167,625
     Huntsman Intl LLC*
        9.88% Sr Nts 2009                 03-18-02                   20,000
     Pliant*
        13.00% Sr Sub Nts 2010            04-05-02                   67,439
     Prime Hospitality*
        8.38% Sr Sub Nts 2012             04-16-02                  180,000

     * Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(h) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 7 to the financial statements):

     Type of security                                       Notional amount
     Sale contracts
     U.S. Treasury Notes, June 2002, 5-year                     $21,000,000
     U.S. Treasury Notes, June 2002, 10-year                     11,300,000
     U.S. Treasury Bonds, June 2002, 30-year                      3,000,000

(i) Partially pledged as initial margin deposit on the following open stock index futures contracts (see Note 7 to the financial statements):

     Type of security                                             Contracts
     Purchase contracts
     S&P 500 Index, June 2002                                         87

(j) At April 30, 2002, the cost of securities purchased, including interest purchased, on a when-issued basis was $10,564,323.
(k) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to interest reset date disclosed.
(l) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(m) At April 30 2002, the cost of securities for federal income tax purposes was $460,339,491 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                   $ 51,574,476
     Unrealized depreciation                                    (34,680,811)
                                                                -----------
     Net unrealized appreciation                               $ 16,893,665
                                                               ------------

58   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Investments in Securities

IDS Life Series Fund, Inc.
Money Market Portfolio

April 30, 2002
(Percentages represent value of investments compared to net assets)

U.S. government agencies (25.9%)
Issuer              Annualized         Amount                    Value(a)
                   yield on date     payable at
                    of purchase       maturity

Federal Home Loan Bank Disc Nt
     05-15-02           1.75%        $4,700,000                $4,696,801
Federal Home Loan Mtge Corp Disc Nt
     07-01-02           1.79          1,300,000                 1,296,079
Federal Natl Mtge Assn Disc Nts
     06-20-02           1.81          6,500,000                 6,483,661
     07-24-02           1.91          5,500,000                 5,475,617

Total U.S. government agencies
(Cost: $17,952,158)                                           $17,952,158

Certificates of deposit (8.5%)
Issuer              Annualized         Amount                    Value(a)
                   yield on date     payable at
                    of purchase       maturity

BNP Paribas Finance Yankee
     07-09-02           1.85%          $900,000                  $900,000
Canadian Imperial Bank Yankee
     05-29-02           1.81          1,000,000                 1,000,000
Credit Agricole Indosuez Yankee
     06-10-02           1.78            800,000                   800,000
     06-25-02           1.85          1,800,000                 1,800,000
Westdeutsche Landesbank Yankee
     05-28-02           2.12          1,400,000                 1,400,000

Total certificates of deposit
(Cost: $5,900,000)                                             $5,900,000

Commercial paper (65.2%)
Issuer              Annualized         Amount                    Value(a)
                   yield on date     payable at
                    of purchase       maturity

Banks and savings & loans (10.8%)
Abbey Natl North America
     06-14-02           1.63%          $600,000                  $598,805
     06-14-02           1.85          1,500,000                 1,496,608
ANZ (Delaware)
     05-28-02           1.80            800,000                   798,920
Deutsche Bank Financial
     07-31-02           2.03          1,000,000                   994,894
     07-31-02           2.04          1,200,000                 1,193,842
Dresdner US Finance
     07-11-02           1.97            800,000                   796,908
Westpac Capital
     07-18-02           2.00          1,600,000                 1,593,101
Total                                                           7,473,078

Commercial finance (5.3%)
CAFCO
     05-24-02           1.82            700,000(b)                699,186
Nestle Capital
     07-18-02           1.95          3,000,000(b)              2,987,390
Total                                                           3,686,576

Financial services (23.9%)
AEGON Funding
     07-02-02           1.93          1,000,000(b)                996,693
Amsterdam Funding
     05-22-02           1.82            600,000(b)                599,363
Caterpillar Financial Services
     06-04-02           1.81          1,000,000                   998,291
     07-31-02           1.95            500,000                   497,548
     08-07-02           1.93            500,000                   497,387
Dexia Bank (Delaware)
     06-03-02           1.81          1,500,000                 1,497,511
     06-04-02           1.93            800,000                   798,542
Edison Asset Securitization
     08-19-02           1.89            500,000(b)                497,128
Goldman Sachs Group
     05-31-02           1.82            500,000                   499,242
     07-01-02           1.88            500,000                   498,411
Morgan Stanley, Dean Witter & Co
     06-11-02           1.88            700,000                   698,501
     06-21-02           1.96          2,000,000                 1,994,475
Nordea North America
     06-12-02           1.89            500,000                   498,898
Southern Co Funding
     05-09-02           1.82          1,500,000(b)              1,499,393
     06-19-02           1.94            700,000(b)                698,161
Variable Funding Capital
     05-03-02           1.82            700,000                   699,929
Verizon Network Funding
     05-07-02           1.80          1,400,000                 1,399,580
     06-18-02           1.99          1,000,000                   997,360
Windmill Funding
     07-05-02           1.92            700,000(b)                697,586
Total                                                          16,563,999

Household products (6.0%)
Gillette
     05-13-02           1.80          1,700,000(b)              1,698,980
Procter & Gamble
     05-20-02           1.81          2,500,000(b)              2,497,612
Total                                                           4,196,592

Media (4.2%)
Gannett
     05-24-02           1.78          2,900,000(b)              2,896,702

Miscellaneous (1.4%)
Fleet Funding
     08-16-02           1.93            500,000(b)                497,147
     08-21-02           1.86            500,000(b)                497,122
Total                                                             994,269

Multi-industry conglomerates (4.3%)
GE Capital Intl Funding
     05-03-02           1.82            600,000(b)                599,939
     05-08-02           1.81          1,500,000(b)              1,499,472
     08-13-02           1.93            900,000(b)                895,008
Total                                                           2,994,419

Utilities -- electric (7.9%)
Duke Energy
     06-25-02           1.91            500,000                   498,549
     07-22-02           1.86          2,000,000                 1,991,572
UBS Finance (Delaware)
     06-03-02           2.00          2,000,000                 1,996,333
     06-13-02           1.84          1,000,000                   997,802
Total                                                           5,484,256

Utilities -- telephone (1.4%)
SBC Communications
     05-03-02           2.08          1,000,000(b)                999,884

Total commercial paper
(Cost: $45,289,775)                                           $45,289,775

Total investments in securities
(Cost: $69,141,933) (c)                                       $69,141,933

See accompanying notes to investments in securities.

59   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Money Market Portfolio

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.
(c) Also represents the cost of securities for federal income tax purposes at April 30, 2002.

60   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

PART C.   OTHER INFORMATION

Item 23.  Exhibits

(a)       Articles  of   Incorporation  as  amended  December  20,  1994,  filed
          electronically as Exhibit 1 with Post-Effective Amendment No. 18 to Registration Statement No. 2-97636 are incorporated by reference.

(b)       By-laws  filed   electronically  as  Exhibit  2  with   Post-Effective
          Amendment  No.  15  to   Registration   Statement   No.   2-97636  are
          incorporated by reference.

(c) Stock Certificate filed as Exhibit No. 3 to Registrant's Registration Statement No. 2-97636 is incorporated by reference.

(d)(1) Investment Management and Services Agreement between IDS Life Insurance Company and the Registrant dated December 17, 1985, filed electronically as Exhibit 5(a) with Post-Effective Amendment No. 15 to Registration Statement No. 2-97636 is incorporated by reference.

(d)(2) Addendum to Investment Management and Services Agreement dated April 26, 1999 between IDS Life Series Fund, Inc. and IDS Life Insurance Company, filed electronically herewith.

(d)(3) Amendment to Investment Management and Services Agreement between IDS Life Series Fund, Inc. and IDS Life Insurance Company, dated June 3, 2002, filed electronically herewith.

(d)(4) Investment Advisory Agreement between IDS Life Insurance Company and IDS/American Express Inc., dated July 11, 1984, filed electronically as Exhibit 5(b) with Post-Effective Amendment No. 15 to Registration Statement No. 2-97636 is incorporated by reference.

(d)(5) Addendum to Investment Advisory Agreement between IDS Life Insurance Company and American Express Financial Corporation for IDS Life International Equity Portfolio, dated January 1, 1995, filed electronically as Exhibit 5(c) with Post Effective Amendment No. 20 to Registration Statement No. 2-97636 is incorporated by reference.

(d)(6) Investment Advisory Agreement between IDS Life Insurance Company and American Express Financial Corporation, dated Oct. 14, 1998, filed electronically as Exhibit (5)(c) on or about Oct. 30, 1998 by AXP Variable Portfolio Investment Series Inc. Post-Effective Amendment No. 36 to Registration Statement No. 2-73115, is incorporated herein by reference.

(d)(7) Addendum to Investment Advisory Agreement between IDS Life Insurance Company and American Express Financial Corporation, dated June 3, 2002 filed electronically herewith.

(e)       Underwriting Contracts: Not Applicable.

(f) All employees are eligible to participate in a profit sharing plan. Entry into the plan is Jan. 1 or July 1. The Registrant contributes each year an amount equal to 15 percent of their annual salaries, the maximum amount permitted under Section 404 (a) of the Internal Revenue Code.

(g)(1) Custodian Agreement between IDS Trust Company and Registrant dated January 1, 1986, filed electronically as Exhibit 8 with Post-Effective Amendment No. 15 to Registration Statement No. 2-97636 is incorporated by reference.

(g)(2) Custodian Agreement dated May 13, 1999 between American Express Trust Company and The Bank of New York filed electronically as Exhibit g(3) with IDS Precious Metals Fund, Inc. Post-Effective Amendment No. 33 to Registration Statement No. 2-93745 filed on or about May 24, 1999 is incorporated by reference.

(g)(3) Custodian Agreement First Amendment between American Express Trust Company and The Bank of New York, dated December 1, 2000, filed electronically as Exhibit (g)(4) to AXP Precious Metals Fund, Inc. Post-Effective Amendment No. 37 to Registration Statement No. 2-93745, filed on or about May 28, 2002 is incorporated by reference.

(g)(4) Custodian Agreement Second Amendment between American Express Trust Company and The Bank of New York, dated June 7, 2001, filed electronically as Exhibit (g)(5) to AXP Precious Metals Fund, Inc. Post-Effective Amendment No. 37 to Registration Statement No. 2-93745, filed on or about May 28, 2002 is incorporated by reference.

(g)(5) Custodian Agreement Amendment between American Express Trust Company and The Bank of New York, dated January 31, 2002, filed electronically as Exhibit (g)(6) to AXP Precious Metals Fund, Inc. Post-Effective Amendment No. 37 to Registration Statement No. 2-93745, filed on or about May 28, 2002 is incorporated by reference.

(h)       Other Material Contracts: None.

(i)       Opinion  and consent of counsel as to the  legality of the  securities
          being registered,   filed electronically herewith.

(j)       Independent Auditors' Consent filed electronically herewith.

(k)       Omitted Financial Statements: None.

(l)       Initial Capital Agreements: None.

(m)       Rule 12b-1 Plan: None.

(n)       Financial Data Schedule: Not applicable.

(o)(1) Power of Attorney dated June 27, 2001 filed electronically as Exhibit (o) to Registrant's Post-Effective Amendment No. 27 to Registration Statement No. 2-97636, is incorporated by reference.

(o)(2) Power of Attorney dated June 24, 2002 is filed electronically herewith.

(p)(1) Code of Ethics adopted under Rule 17j-1 for Registrant filed electronically as Exhibit 16(a) to IDS Life Variable Annuity Fund A Post-Effective Amendment No. 67 to Registration Statement No. 2-29081, filed on or about April 30, 2002 is incorporated herein by reference.

(p)(2) Code of Ethics adopted under Rule 17j-1 for Registrant's investment adviser, investment manager and principal underwriter filed electronically as Exhibit (p)(2) to AXP Market Advantage Series, Inc. Post-Effective Amendment No. 24 to Registration Statement No. 33-30770, on or about March 30, 2000 is incorporated herein by reference.

Item 24.  Persons Controlled by or Under Common Control with Registrant

                  Not Applicable.

Item 25.  Indemnification

The Articles of Incorporation of the registrant provide that the Fund shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that he is or was a director, officer, employee or agent of the Fund, or is or was serving at the request of the Fund as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, and the Fund may purchase liability insurance and advance legal expenses, all to the fullest extent permitted by the laws of the State of Minnesota, as now existing or hereafter amended.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Any indemnification hereunder shall not be exclusive of any other rights of indemnification to which the directors, officers, employees or agents might otherwise be entitled. No indemnification shall be made in violation of the Investment Company Act of 1940.

Item 26. Business and Other Connections of Investment Advisor (IDS Life Insurance Company).

Directors and officers of IDS Life Insurance Company who are directors and/or officers of one or more other companies:

------------------------------- ---------------------------- ---------------------------- ----------------------------
Name and Title                  Other company(s)             Address*                     Title within other company(s)
------------------------------- ---------------------------- ---------------------------- ----------------------------
Gumer C. Alvero                 American Centurion Life      20 Madison Ave. Extension    Director and Vice President -
Director and Executive          Assurance Company            P.O. Box 5555                Annuities
Vice President - Annuities                                   Albany, NY  12205-0555

                                American Enterprise Life     829 AXP Financial Center     Director, Chairman of the Board
                                Insurance Company            Minneapolis, MN  55474       and Executive Vice President -
                                                                                          Annuities

                                American Express Financial                                Vice President - Annuities
                                Advisors Inc.

                                American Express Financial                                Vice President - Variable
                                Corporation                                               Annuities

                                American Partners Life       1751 AXP Financial Center    Director, President
                                Insurance Company            Minneapolis, MN  55474       and Chief Executive Officer

                                IDS Life Insurance Company   P.O. Box 5144                Director and Vice President -
                                of New York                  Albany, NY  12205            Annuities

                                IDS Life Series Fund, Inc.                                Director and Chairman of the Board

                                IDS Life Variable Annuity                                 Manager and Chairman of the Board
                                Funds A & B
------------------------------- ---------------------------- ---------------------------- ----------------------------
Timothy V. Bechtold             American Centurion Life      20 Madison Ave. Extension    Director, President and Chief
Director and President          Assurance Company            P.O. Box 5555                Executive Officer
                                                             Albany, NY  12205-0555

                                American Express Financial                                Vice President - Risk
                                Advisors Inc.                                             Management Products

                                American Express Financial                                Vice President - Risk
                                Corporation                                               Management Products

                                American Express Insurance                                Director, President and Chief
                                Agency of Alabama Inc.                                    Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Arizona Inc.                                    Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Idaho Inc.                                      Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Maryland Inc.                                   Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Massachusetts Inc.                              Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Nevada Inc.                                     Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of New Mexico Inc.                                 Executive Officer

                                American Express Insurance                                Director and President
                                Agency of Oklahoma Inc.

                                American Express Insurance                                Director, President and Chief
                                Agency of Oregon Inc.                                     Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Wyoming Inc.                                    Executive Officer

                                American Partners Life                                    Director and Chairman of the Board
                                Insurance Company

                                IDS Insurance Agency of                                   Director, President and Chief
                                Arkansas Inc.                                             Executive Officer

                                IDS Insurance Agency of                                   Director, President and Chief
                                Ohio Inc.                                                 Executive Officer

                                IDS Life Insurance Company   P.O. Box 5144                Director, President and Chief
                                of New York                  Albany, NY 12205             Executive Officer

                                IDS Life Series Fund, Inc.                                Director

                                IDS Life Variable Annuity                                 Manager, President and Chief
                                Funds A & B                                               Executive Officer
------------------------------- ---------------------------- ---------------------------- ----------------------------
Lorraine R. Hart                AMEX Assurance Company                                    Vice President - Investments
Vice President - Investments

                                American Centurion Life      20 Madison Ave. Extension    Vice President - Investments
                                Assurance Company            P.O. Box 5555
                                                             Albany, NY  12205-0555

                                American Enterprise Life     829 AXP Financial Center     Vice President - Investments
                                Insurance Company            Minneapolis, MN  55474

                                American Enterprise          829 AXP Financial Center     Vice President
                                REO 1, LLC                   Minneapolis, MN  55474

                                American Express                                          Director, President and
                                Corporation                                               Chief Executive Officer

                                American Express Financial                                Vice President - Insurance
                                Advisors Inc.                                             Investments

                                American Express Financial                                Vice President - Insurance
                                Corporation                                               Investments

                                American Express                                          Vice President - Investments
                                International Deposit
                                Company

                                American Partners Life       1751 AXP Financial Center    Director and Vice
                                Insurance Company            Minneapolis, MN  55474       President  - Investments

                                American Express                                          Vice President -
                                Certificate Company                                       Investments

                                IDS Life Series Fund, Inc.                                Vice President -
                                                                                          Investments

                                IDS Life Variable Annuity                                 Vice President -
                                Funds A and B                                             Investments

                                Investors Syndicate                                       Director and Vice
                                Development Corp.                                         President - Investments

                                IDS Life Insurance Company   P.O. Box 5144                Vice President - Investments
                                of New York                  Albany, NY 12205

                                IDS Property Casualty        1 WEG Blvd.                  Vice President -
                                Insurance Company            DePere, WI 54115             Investment Officer

                                IDS REO 1, LLC                                            Vice President
------------------------------- ---------------------------- ---------------------------- ----------------------------
Eric L. Marhoun                 American Centurion Life      20 Madison Ave. Extension    Director, General Counsel
Vice President, Assistant       Assurance Company            P.O. Box 5555                and Secretary
General Counsel and Assistant                                Albany, NY  12205-0555
Secretary

                                American Enterprise Life     829 AXP Financial Center     Vice President, Group
                                Insurance Company            Minneapolis, MN  55474       Counsel and Assistant
                                                                                          Secretary

                                American Partners Life       1751 AXP Financial Center    Director, Vice President, Group
                                Insurance Company            Minneapolis, MN  55474       Counsel and Assistant
                                                                                          Secretary

                                AMEX Assurance Company                                    Director and General
                                                                                          Counsel

                                IDS Life Insurance Company   P.O. Box 5144                Director, General Counsel and
                                of New York                  Albany, NY 12205             Secretary

                                IDS Property Casualty                                     Director
                                Insurance Company
------------------------------- ---------------------------- ---------------------------- ----------------------------
Timothy S. Meehan               Advisory Capital                                          Assistant Secretary
Secretary                       Income LLC

                                Advisory Capital                                          Assistant Secretary
                                Partners LLC

                                American Enterprise                                       Secretary
                                Investment Services Inc.

                                American Enterprise Life                                  Assistant Secretary
                                Insurance Company

                                American Enterprise                                       Secretary
                                REO 1, LLC

                                American Express Asset                                    Secretary
                                Management Group Inc.

                                American Express Asset                                    Secretary
                                Management International Inc.

                                American Express Client                                   Secretary
                                Service Corporation

                                American Express Financial                                Secretary
                                Advisors Japan Inc.

                                American Express Financial                                Secretary
                                Advisors Inc.

                                American Express Financial                                Secretary
                                Corporation

                                American Express Insurance                                Director, Vice President
                                Agency of Alabama Inc.                                    and Secretary

                                American Express Insurance                                Director, Vice President
                                Agency of Arizona Inc.                                    and Secretary

                                American Express Insurance                                Director, Vice President
                                Agency of Idaho Inc.                                      and Secretary

                                American Express Insurance                                Director, Vice President
                                Agency of Maryland Inc.                                   and Secretary

                                American Express Insurance                                Director, Vice President
                                Agency of Massachusetts Inc.                              and Secretary

                                American Express Insurance                                Director, Vice President
                                Agency of Nevada Inc.                                     and Secretary

                                American Express Insurance                                Director, Vice President
                                Agency of New Mexico Inc.                                 and Secretary

                                American Express Insurance                                Director, Vice President
                                Agency of Oklahoma Inc.                                   and Secretary

                                American Express Insurance                                Director, Vice President
                                Agency of Oregon Inc.                                     and Secretary

                                American Express Insurance                                Director, Vice President
                                Agency of Wyoming Inc.                                    and Secretary

                                American Express Personal                                 Secretary
                                Trust Services, FSB

                                American Express Property                                 Director, Vice President
                                Casualty Insurance Agency                                 and Secretary
                                of Kentucky Inc.

                                American Express Property                                 Director, Vice President
                                Casualty Insurance Agency                                 and Secretary
                                of Maryland Inc.

                                American Express Property                                 Director, Vice President
                                Casualty Insurance Agency                                 and Secretary
                                of Pennsylvania Inc.

                                American Express Service                                  Secretary
                                Corporation

                                American Partners Life                                    Assistant Secretary
                                Insurance Company

                                AMEX Assurance Company                                    Secretary

                                IDS Cable Corporation                                     Secretary

                                IDS Cable II Corporation                                  Secretary

                                IDS Capital Holdings Inc.                                 Secretary

                                IDS Life Series Fund, Inc.                                Secretary

                                IDS Life Variable Annuity                                 Assistant Secretary
                                Fund A & B

                                IDS Insurance Agency of                                   Director, Vice President
                                Arkansas Inc.                                             and Secretary

                                IDS Insurance Agency of                                   Director, Vice President
                                Ohio Inc.                                                 and Secretary

                                IDS Management Corporation                                Secretary

                                IDS Partnership Services                                  Secretary
                                Corporation

                                IDS Property Casualty                                     Secretary
                                Insurance Company

                                IDS Real Estate Services,                                 Secretary
                                Inc.

                                IDS Realty Corporation                                    Secretary

                                IDS REO 1, LLC                                            Secretary

                                Investors Syndicate                                       Secretary
                                Development Corporation
------------------------------- ---------------------------- ---------------------------- ----------------------------
Mary Ellyn Minenko              American Enterprise Life     829 AXP Financial Center     Vice President, Group
Vice President, Assistant       Insurance Company            Minneapolis, MN  55474       Counsel and Assistant
General Counsel and Assistant                                                             Secretary
Secretary
                                American Centurion Life                                   Counsel and Assistant Secretary
                                Assurance Company

                                American Partners Life       1751 AXP Financial Center    Vice President, Group
                                Insurance Company            Minneapolis, MN  55474       Counsel and Assistant
                                                                                          Secretary

                                IDS Life Insurance Company                                Assistant General Counsel
                                of New York                                               and Assistant Secretary

                                IDS Life Series Fund, Inc.                                General Counsel and
                                                                                          Assistant Secretary

                                IDS Life Variable Annuity                                 General Counsel and
                                Funds A & B                                               Assistant Secretary
------------------------------- ---------------------------- ---------------------------- ----------------------------
Barry J. Murphy                 American Express Client                                   Director, Chairman, President
Director                        Service Corporation                                       and Chief Executive Officer

                                American Express Financial                                Executive Vice President -
                                Advisors Inc.                                             U.S. Retail Group

                                American Express Financial                                Executive Vice President -
                                Corporation                                               U.S. Retail Group
------------------------------- ---------------------------- ---------------------------- ----------------------------
Teresa J. Rasmussen             American Centurion Life                                   Counsel and Secretary
Vice President and General      Assurance Company
Counsel
                                American Express                                          Director, Vice President
                                Corporation                                               and Secretary

                                American Express Financial                                Vice President and
                                Advisors Inc.                                             Assistant General Counsel

                                American Express Financial                                Vice President and
                                Corporation                                               Assistant General Counsel

                                American Enterprise Life     829 AXP Financial Center     Director
                                Insurance Company            Minneapolis, MN  55474

                                American Partners Life       1751 AXP Financial Center    Director, Vice President,
                                Insurance Company            Minneapolis, MN  55474       General Counsel and Secretary

                                IDS Life Insurance Company   P.O. Box 5144                Assistant General Counsel
                                of New York                  Albany, NY 12205             and Assistant Secretary
------------------------------- ---------------------------- ---------------------------- ----------------------------

Bridget Sperl                   American Enterprise                                       Director, President and
Executive Vice President -      Investment Services Inc.                                  Chief Executive Officer
Client Service
                                American Express Client                                   Director and Senior
                                Service Corporation                                       Vice President

                                American Express Financial                                Senior Vice President -
                                Advisors Inc.                                             Client Service

                                American Express Financial                                Senior Vice President -
                                Corporation                                               Client Service

                                IDS Property Casualty                                     Director
                                Insurance Company
------------------------------- ---------------------------- ---------------------------- ----------------------------
John T. Sweeney                 American Express Financial                                Vice President - LFO, Products
Director and Executive          Advisors Inc.
Vice President - Finance
                                American Express Financial                                Vice President - Lead
                                Corporation                                               Financial Officer Products

                                AMEX Assurance Company                                    Director

                                IDS Cable Corporation                                     Director

                                IDS Cable II Corporation                                  Director

                                IDS Partnership Services                                  Director
                                Corporation

                                IDS Property Casualty                                     Director
                                Insurance Company

                                IDS Realty Corporation                                    Director
------------------------------- ---------------------------- ---------------------------- ----------------------------
Philip C. Wentzel               American Centurion Life      20 Madison Ave. Extension    Vice President and
Vice President and Controller   Assurance Company            P.O. Box 5555                Controller
                                                             Albany, NY  12205-0555

                                American Enterprise Life     829 AXP Financial Center     Vice President and
                                Insurance Company            Minneapolis, MN  55474       Controller

                                American Express                                          Vice President and
                                Certificate Company                                       Controller

                                American Express                                          Vice President and Chief
                                International Deposit                                     Financial Officer
                                Company

                                American Partners Life       1751 AXP Financial Center    Controller
                                Insurance Company            Minneapolis, MN  55474

                                IDS Life Insurance Company   P.O. Box 5144                Vice President and
                                of New York                  Albany, NY 12205             Controller

                                IDS Life Series Fund, Inc.                                Controller

                                IDS Life Variable Annuity                                 Controller
                                Funds A & B
------------------------------- ---------------------------- ---------------------------- ----------------------------
David L. Yowan                  Advisory Capital                                          Assistant Treasurer
Vice President, Treasurer and   Income LLC
Assistant Secretary
                                Advisory Capital                                          Assistant Treasurer
                                Partners LLC

                                Advisory Capital                                          Assistant Treasurer
                                Strategies Group Inc

                                American Centurion Life      20 Madison Ave. Extension    Vice President and Treasurer
                                Assurance Company            Albany, NY 12205-0555

                                American Enterprise                                       Vice President and
                                Investment Services                                       Treasurer

                                American Enterprise Life     829 AXP Financial Center     Vice President and
                                Insurance Company            Minneapolis, MN  55474       Treasurer

                                American Enterprise                                       Treasurer
                                REO 1, LLC

                                American Express Asset                                    Vice President and
                                Management Group Inc.                                     Treasurer

                                American Express Asset                                    Vice President and
                                Management International                                  Treasurer
                                Inc.

                                American Express                                          Vice President and
                                Certificate Company                                       Treasurer

                                American Express Client                                   Vice President and
                                Service Corporation                                       Treasurer

                                American Express                                          Vice President and
                                Corporation                                               Treasurer

                                American Express Financial                                Vice President and
                                Advisors Inc.                                             Treasurer

                                American Express Financial                                Vice President and
                                Advisors Japan Inc.                                       Treasurer

                                American Express Financial                                Vice President and
                                Corporation                                               Corporate Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Alabama Inc.                                    Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Arizona Inc.                                    Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Idaho Inc.                                      Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Maryland Inc.                                   Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Massachusetts Inc.                              Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Nevada Inc.                                     Treasurer

                                American Express Insurance                                Vice President and
                                Agency of New Mexico Inc.                                 Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Oklahoma Inc.                                   Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Oregon Inc.                                     Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Wyoming Inc.                                    Treasurer

                                American Express Personal                                 Treasurer
                                Trust Services, FSB

                                American Express Property                                 Vice President and
                                Casualty Insurance Agency                                 Treasurer
                                of Kentucky Inc.

                                American Express Property                                 Vice President and
                                Casualty Insurance Agency                                 Treasurer
                                of Maryland Inc.

                                American Express Property                                 Vice President and
                                Casualty Insurance Agency                                 Treasurer
                                of Pennsylvania Inc.

                                American Express Service                                  Vice President and
                                Corporation                                               Treasurer

                                American Partners Life       1751 AXP Financial Center    Vice President and
                                Insurance Company            Minneapolis, MN  55474       Treasurer

                                AMEX Assurance Company                                    Vice President, Treasurer and
                                                                                          Assistant Secretary

                                IDS Cable Corporation                                     Director, Vice President and
                                                                                          Treasurer

                                IDS Cable II Corporation                                  Director, Vice President and
                                                                                          Treasurer

                                IDS Capital Holdings Inc.                                 Vice President, Treasurer
                                                                                          and Assistant Secretary

                                IDS Insurance Agency of                                   Vice President and
                                Arkansas Inc.                                             Treasurer

                                IDS Insurance Agency of                                   Vice President and
                                Ohio Inc.                                                 Treasurer

                                IDS Life Insurance Company   P.O. Box 5144                Vice President and
                                of New York                  Albany, NY 12205             Treasurer

                                IDS Life Series Fund, Inc.                                Vice President and
                                                                                          Treasurer

                                IDS Life Variable Annuity                                 Vice President and
                                Funds A & B                                               Treasurer

                                IDS Management Corporation                                Director, Vice President
                                                                                          and Treasurer

                                IDS Partnership Services                                  Vice President and
                                Corporation                                               Treasurer

                                IDS Property Casualty        1 WEG Blvd.                  Vice President, Treasurer
                                Insurance Company            DePere, WI 54115             and Assistant Secretary

                                IDS Real Estate Services,                                 Vice President and
                                Inc.                                                      Treasurer

                                IDS Realty Corporation                                    Vice President and
                                                                                          Treasurer

                                IDS REO 1, LLC                                            Treasurer

                                Investors Syndicate                                       Vice President and
                                Development Corporation                                   Treasurer

* Unless otherwise noted, address is 70100 AXP Financial Center, Minneapolis, MN 55474.
------------------------------- ---------------------------- ---------------------------- ----------------------------

Item 27.      Principal Underwriters

              The Fund has no principal underwriter.

Item 28.      Location of Accounts and Records

              American Express Financial Corporation
              70100 AXP Financial Center
              Minneapolis, MN  55474

Item 29.      Management Services

              Not Applicable.

Item 30.      Undertakings

              Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, IDS Life Series Fund, Inc. certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement under rule 485(b) under the Securities Act and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Minneapolis and State of Minnesota on the 26th day of June, 2002.


IDS LIFE SERIES FUND, INC.


By  /s/  Timothy V. Bechtold**
    ------------------------------
         Timothy V. Bechtold, Director, President and Chief Executive Officer

By  /s/  David L. Yowan*
    ------------------------------
         David L. Yowan, Vice President and Treasurer

By /s/   Philip C. Wentzel*
   -------------------------------
         Philip C. Wentzel Controller

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 26th day of June, 2002.

Signature                                            Capacity

/s/      Gumer C. Alvero**                      Director and Chairman
----------------------------------              of the Board
         Gumer C. Alvero

/s/      Timothy V. Bechtold**                  President and
----------------------------------              Chief Executive Officer
         Timothy V. Bechtold

/s/      Rodney P. Burwell*                     Director
----------------------------------
         Rodney P. Burwell

/s/      C. Nikol Davies*                       Secretary
----------------------------------
         C. Nikol Davies

/s/      Lorraine R. Hart*                      Vice President, Investments
----------------------------------
         Lorraine R. Hart

/s/      Jean B. Keffeler*                      Director
----------------------------------
         Jean B. Keffeler

/s/      Thomas R. McBurney*                    Director
----------------------------------
         Thomas R. McBurney

/s/      Mary Ellyn Minenko**                   General Counsel and Assistant
----------------------------------              Secretary
         Mary Ellyn Minenko

/s/      Philip C. Wentzel*                     Controller
----------------------------------
         Philip C. Wentzel

/s/      David L. Yowan*                        Vice President and
----------------------------------              Treasurer
         David L. Yowan


  * Signed   pursuant  to  Power  of  Attorney  dated  June  27,  2001,   filed
    electronically as Exhibit (o) to Registrant's Post-Effective Amendment No. 27 to Registration Statement No. 2-97636, is incorporated by reference.

 ** Signed  pursuant  to  Power  of  Attorney  dated  June 24,  2002,   filed
    electronically herewith.



/s/ Mary Ellyn Minenko
----------------------------------
    Mary Ellyn Minenko

CONTENTS OF THIS POST-EFFECTIVE AMENDMENT NO. 28 TO REGISTRATION STATEMENT NO. 2-97636

This Post-Effective Amendment comprises the following papers and documents:

The facing sheet.

Part A.

         The prospectus.

Part B.

         Statement of Additional Information.

Part C.

         Other Information.

The signatures.

         Exhibits.